Exhibit 10.3

THIRD AMENDMENT AND SECOND RESTATEMENT OF

JOINT EXPLORATION AND DEVELOPMENT AGREEMENT

WALKER, GRIMES, MADISON, TRINITY, AND MONTGOMERY COUNTIES, TEXAS

Reference is made to that certain Joint Exploration and Development Agreement (the “Original Agreement”), entered into on March 21, 2013, but effective as of March 1, 2013 (the “Effective Date”), as amended by that certain First Amendment to Joint Exploration and Development Agreement dated effective March 1, 2013 (the “First Amendment”), and amended further by that certain Second Amendment and First Restatement of Joint Exploration and Development Agreement dated effective March 1, 2013 (the “Second Amendment”), by and among EOG RESOURCES, INC. (“EOG”), whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703, and ZaZa Energy Corporation (“ZaZa Corporation”), a Delaware corporation, and ZaZa Energy LLC, a Texas limited liability company (“ZaZa LLC” and, together with ZaZa Corporation, “ZaZa”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010.  ZaZa and EOG are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”  Effective as of the Effective Date, the Parties hereby further amend the Original Agreement by replacing the Original Agreement, First Amendment, and Second Amendment in their entireties with this Third Amendment and Second Restatement of Joint Exploration and Development Agreement (“Third Amendment”).  The Original Agreement, as amended by the First Amendment, Second Amendment, and this Third Amendment, is hereinafter referred to as this “Agreement.”

The Parties recognize that this Third Amendment is entered into after the First Closing.  Those obligations of the Parties under the Original Agreement, First Amendment, and Second Amendment that were required to be performed prior to the execution of this Third Amendment are restated herein for the purposes of clarity and to document the comprehensive agreement of the Parties; however, the Parties acknowledge that all such obligations required to have been heretofore performed have been fully satisfied and that, as of the execution date of this Third Amendment, each Party has fully complied with this Agreement.

Exhibits and Schedules; Definitions

Reference is herein made to: (i) Appendix 1 attached hereto for a list of all exhibits and schedules attached to this Agreement and made a part hereof, and (ii) Appendix 2 attached hereto for a list of all defined terms in this Agreement.

Recitals

A.            The Parties have identified certain land located in Walker, Grimes, Madison, Trinity, and Montgomery Counties, Texas, outlined on the attached Exhibit “A-1”, which land is referred to herein as the “Project Area.”  From and after the Second Closing, the Project Area shall be expanded to include all of the lands covered by (i) those [*Company A*] AMI Leases located partially within and partially outside the Range-ZaZa AMI, and (ii) subject to the following sentence, the Miss Kati Unit.  The Project Area, as expanded from and after the Second Closing, is outlined on Exhibit “A-2”; provided that, to the extent the lands located within the Miss Kati Unit lie outside the boundaries of the Range-ZaZa AMI outlined on Exhibit “A-2”, the expansion of the Project Area to cover such lands shall be limited to depths from the surface to the top of the Glen Rose formation.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.            ZaZa and EOG each own certain Oil and Gas Interests within the Project Area.  The Oil and Gas Interests owned by ZaZa within the Project Area as of the Effective Date (and as to ZaZa’s Exchange Leasehold only, as of the execution date of this Third Amendment) are more particularly described on Exhibit “B-1” and Exhibit “B-2” (the “Original ZaZa Leasehold”) and Exhibit “B-6” and Exhibit “B-7” (“ZaZa’s Exchange Leasehold”).  The Original ZaZa Leasehold and ZaZa’s Exchange Leasehold are collectively defined as the “ZaZa Leasehold.”  A portion of the ZaZa Leasehold consists of an undivided seventy-five percent (75%) of 8/8ths leasehold interest that was assigned by Range to ZaZa pursuant to the Range-ZaZa JV Agreement in and to (i) those certain Oil and Gas Interests, comprising approximately 61,123 gross acres and approximately 37,837 net mineral acres (i.e., ZaZa’s undivided seventy-five percent (75%) interest therein comprises approximately 28,277.5 net leasehold acres) within the Project Area, as more particularly described on Exhibit “B-2” (the “Original Range-ZaZa Leasehold”), and (ii) those certain Oil and Gas Interests more particularly described on Exhibit “B-7” (“ZaZa’s Range-ZaZa Exchange Leasehold”).  The Original Range-ZaZa Leasehold and ZaZa’s Range-ZaZa Exchange Leasehold are collectively defined as the “Range-ZaZa Leasehold.”  In addition, the Oil and Gas Interests owned by ZaZa within the Project Area as of the execution date of this Third Amendment include the Stingray Well and the Commodore Well, which are located on ZaZa’s Exchange Leasehold.  ZaZa’s Exchange Leasehold and the Stingray Well and Commodore Well are collectively referred to as “ZaZa’s Exchange Interests.”

C.            Pursuant to (i) that certain Purchase and Sale Agreement dated July 31, 2013, by and between [*Company A*], as Seller, and EOG, as Buyer (the “[*Company A*] PSA”), (ii) that certain Assignment, Bill of Sale and Conveyance dated effective as of the [*Company A*] Acquisition Effective Time, from [*Company A*] et al., as Assignors, to EOG, as Assignee (the “[*Company A*] Assignment”), and (iii) that certain Assignment and Bill of Sale dated effective as of June 1, 2013, from [*Company B*], as Assignor, to EOG, as Assignee (the “[*Company B*] Assignment”), EOG acquired certain oil and gas leases and wells located in Madison and Walker Counties, Texas (collectively, the “[*Company A*] Acquisitions”), including leases which are located within the AMI (or outside the AMI but within the Miss Kati Unit) and are more particularly described on Exhibit “B-3” (collectively, the “[*Company A*] AMI Leases”), and including wells which are located within the AMI and more particularly described on Exhibit “B-4” (collectively, the “[*Company A*] AMI Wells”) and wells which are located outside the AMI and more particularly described on Exhibit “B-5” (collectively, the “Additional [*Company A*] Wells”).

D.            EOG desires to acquire undivided interests in the Original ZaZa Leasehold and ZaZa’s Exchange Interests.  ZaZa desires to acquire (i) undivided interests in the [*Company A*] AMI Leases and [*Company A*] AMI Wells, and (ii) undivided interests in the wellbores of the Additional [*Company A*] Wells (the “Additional [*Company A*] Wellbores,” and together with the [*Company A*] AMI Leases and the [*Company A*] AMI Wells, collectively, the “[*Company A*] Interests”).  For the avoidance of doubt, the [*Company A*] Interests do not include leasehold rights acquired by EOG outside the Project Area.  In addition, the Parties desire to participate jointly in the exploration and development of the Project Area for oil and gas production.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement

In consideration of the foregoing, and of the mutual benefits and advantages accruing to the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ZaZa and EOG hereby agree as follows:

1.                                 FIRST CLOSING AND INITIAL CASH CONSIDERATION

The First Closing shall take place at the offices of Baker & McKenzie LLP, 711 Louisiana, Suite 3400, Houston, Texas 77002, at 10:00 a.m. (local time) on or before April 2, 2013, or such other time or place as the Parties may agree upon in writing (the “First Closing Date”).  Failure to consummate the First Closing on the date and time and at the place determined pursuant to this Section 1 shall not result in the termination of this Agreement and shall not relieve either Party of any obligation under this Agreement.  Subject to Section 5.1.1, and pursuant to Section 5.2.2(h), at the First Closing, EOG will pay ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, an amount equal to $10,000,000.00 (the “Initial Cash Consideration”).

2.                                 AREA OF MUTUAL INTEREST

2.1.                            Designation of Area of Mutual Interest.  Subject to the exceptions set forth in Section 2.3, the Parties hereby establish an area of mutual interest consisting of all lands within the Project Area (the “AMI”).

2.2.                            Exclusive Rights to Acquire.  Subject to the Parties’ respective rights hereunder to participate in the Acquired Interests:

2.2.1               From and after the execution date of this Third Amendment until the termination of the AMI, EOG shall have the exclusive right to acquire Oil and Gas Interests within the AMI.

2.2.2               The exclusive rights to acquire Oil and Gas Interests within the AMI set forth in this Section 2.2 shall not apply to Oil and Gas Interests acquired by ZaZa pursuant to a merger or an acquisition of a package of properties in which the properties within the AMI, as applicable, constitute less than half of the total value of the properties (as determined under the applicable purchase agreement); provided, however, that for avoidance of doubt, any such Oil and Gas Interests within the AMI shall nevertheless be subject to the AMI, notwithstanding anything herein to the contrary.

2.2.3               During the term of the AMI, EOG shall deliver to ZaZa, no later than the fifth Business Day of each month, a written update of such leasing activity conducted within the AMI and all Acquired Interests acquired in the AMI in the prior month, including the estimated cost, location and net acres associated with each such acquisition.

2.3.                            [*Company A*] Interests within the AMI.  Notwithstanding anything herein to the contrary, the acquisition by ZaZa of its Participation Interest of the [*Company A*] Interests within the AMI shall be governed by Section 3.2, rather than this Article 2;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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provided, however, Section 2.5 shall nevertheless apply to the determination of ZaZa’s Participation Interest in such [*Company A*] Interests.

2.4.                            Notice of Acquisition.  During the AMI Term and subject to Section 2.4.1, if either Party or its Affiliates (the “Acquiring Party”) acquires, directly or indirectly, including the option or right to acquire, any Oil and Gas Interest within the AMI (an “Acquired Interest”), the Acquiring Party shall offer the other Party (the “Non-Acquiring Party”) the option of purchasing its Participation Interest share of the Acquired Interest(s) in accordance with the following provisions.  Within thirty (30) calendar days after the Acquired Interest Offer Date, the Acquiring Party shall notify the Non-Acquiring Party in writing of such acquisition.  Such notice shall set forth (i) a description of the Acquired Interest, (ii) the total Acquisition Cost of the Acquired Interest, (iii) the Participation Interest the Non-Acquiring Party is entitled to acquire hereunder, (iv) any other pertinent terms of such acquisition necessary for the Non-Acquiring Party to make an informed decision whether to participate in the Acquired Interest, including copies of the following to the extent within the Acquiring Party’s control: relevant leases, conveyances, assignments, bank draft or other evidence of payment for the interest, farmout agreements and term assignment agreements and any other agreements or commitments relating to the Acquired Interest, all lease take-off reports, landman’s run sheets, abstracts of title, deeds, leases, and encumbrances.  There shall be no additional Encumbrances placed on any Acquired Interest by the Acquiring Party at the time of or subsequent to its acquisition of such interest (except for Encumbrances that shall be borne entirely by the Acquiring Party), such that the Non-Acquiring Party shall have, should it elect to participate, the same net revenue interest in its portion of the Acquired Interest as was initially obtained by the Acquiring Party.  By way of example, ZaZa may encumber its undivided interest in an Acquired Interest with the Excluded Merger ORRIs, provided that the Excluded Merger ORRIs shall be borne entirely by ZaZa.

The “Acquired Interest Offer Date” for any Acquired Interest shall be as follows:

(A)          the first day of the next calendar month following the date of acquisition or proposed acquisition of any Acquired Interest except for Acquired Interests (x) outside of the outer boundaries of the area covered by Phase I while in Phase I or (y) outside of the outer boundaries of the areas covered by Phase I and Phase II (as then determined pursuant to Section 3.2) if in Phase II;

(B)          EOG’s election of Phase II for any Acquired Interest within the outer boundaries of the area covered by Phase II (as then determined pursuant to Section 3.2) acquired prior to such election date; and

(C)          the first day of the next calendar month following the date of acquisition or proposed acquisition of any Acquired Interest after the date of EOG’s election of Phase II.

2.4.1               Range-ZaZa Area of Mutual Interest.  If, after the Effective Date and through March 1, 2015 (being the term of the Range-ZaZa AMI), either Party or its Affiliates acquires, directly or indirectly, including the option or right to acquire, any Range AMI Interest within the Range-ZaZa AMI, then such acquiring Party shall offer

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the other Party and Range the option of purchasing their respective Participation Interest share of such Range AMI Interest(s) in accordance with Section 2.5.2 and the provisions and procedures described in Paragraph 5 of the Range-ZaZa JV Agreement.

2.5.                            Participation Interests.  As used in this Agreement, the “Participation Interests” of the Parties shall be determined as follows:

2.5.1               Acquired Interests outside of the Range-ZaZa AMI.  With respect to all Acquired Interests other than those within the Range-ZaZa AMI, the Participation Interests which each Party may elect to acquire shall be as follows:

EOG	75%
ZaZa	25%

2.5.2               Range AMI Interests within the Range-ZaZa AMI.  With respect to all Range AMI Interests acquired by a Party within the Range-ZaZa AMI, the Participation Interests which each Party and Range may elect to acquire shall be as follows:

EOG	50%
ZaZa	25%
Range	25%;

provided, however, that if Range does not elect to participate in a Range AMI Interest within the Range-ZaZa AMI, then the Participation Interests of the Parties in such Range AMI Interest shall be as follows:

EOG	75%
ZaZa	25%

2.5.3               EOG’s Exchange Interests.  For EOG’s Exchange Interests located outside the Range-ZaZa AMI, the Parties’ Participation Interests shall be identical to the Participation Interests described in Section 2.5.1.

For EOG’s Exchange Interests located within the Range-ZaZa AMI, the Parties’ Participation Interests shall be identical to the Participation Interests described in Section 2.5.2.

2.5.4               ZaZa Leases.  For ZaZa Leases located outside the Range-ZaZa AMI and those located within the Range-ZaZa AMI that were not assigned to ZaZa by Range pursuant to the Range-ZaZa JV Agreement, the Parties’ Participation Interests shall be identical to the Participation Interests described in Section 2.5.1.

For ZaZa Leases located within the Range-ZaZa AMI, excluding those that were not assigned to ZaZa by Range pursuant to the Range-ZaZa JV Agreement, the Parties’ Participation Interests shall be identical to the Participation Interests described in Section 2.5.2; provided, however, that if the Earning Point (as defined in the Range-ZaZa JV Agreement) is not reached, then, subject to Section 3.1.2.2, the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Participation Interests of each Party and Range in such ZaZa Lease shall be as follows:

EOG	33.33%
ZaZa	16.67%
Range	50%

2.5.5               Additional [*Company A*] Wellbores.  With respect to the Additional [*Company A*] Wellbores, from and after the Additional [*Company A*] Wellbore Assignment Effective Time, ZaZa’s Participation Interest shall be a percentage undivided interest which when multiplied by EOG’s undivided interest in the Additional [*Company A*] Wellbores results in a fraction equal to: (A) the sum of (i) $3,000,000.00 (partial consideration from the Phase II Leases) and (ii) [*], multiplied by the total number of Net Acres in the Supplemental Leases assigned to EOG at the Second Closing, then divided by (B) the present value, discounted at a rate of ten percent (10%) (“PV10 Value”) of the PDP reserves associated with the Additional [*Company A*] Wells, as determined by DeGolyer & MacNaughton as of the Additional [*Company A*] Wellbore Assignment Effective Time. EOG’s Participation Interest in the Additional [*Company A*] Wellbores shall be all of EOG’s interest in the Additional [*Company A*] Wellbores remaining after subtracting ZaZa’s Participation Interest therefrom.  Such Participation Interests shall be referred to herein as the “Additional Interests.”  At the Second Closing, the Parties’ Additional Interests shall be estimated (the “Estimated Additional Interests”) by using a mutually agreeable estimate of the PV-10 Value of the PDP reserves for such wells.

2.6.                            Election.  Upon delivery of the notice required under Section 2.4, a Non-Acquiring Party shall have thirty (30) calendar days to elect to join in such acquisition to the extent of its Participation Interest.  Failure to notify the Acquiring Party of its election within thirty (30) calendar days after delivery of the required notice shall be conclusively deemed an election not to participate in the Acquired Interest.  If the Acquired Interest is a farmout/farmin, term assignment, or similar agreement requiring the drilling of a well or the performance of other obligations, the Non-Acquiring Party’s election to participate in the Acquired Interest shall include an agreement by the Non-Acquiring Party to assume and be bound by all obligations and terms imposed by any such agreement to the extent of the Non-Acquiring Party’s Participation Interest.  Irrespective of whether more than one Acquired Interest is offered on the same Acquired Interest Offer Date, elections shall be on an Acquired Interest basis, with each Non-Acquiring Party having an independent election decision for each of the Acquired Interests required to be offered pursuant to Section 2.4.

2.7.                            Election Not to Participate.  If the Non-Acquiring Party elects or is deemed to have elected not to acquire an interest in an Acquired Interest, the Acquiring Party shall retain its full interest in the Acquired Interest and in any production therefrom or attributable thereto, and the Acquired Interest shall not be subject to this Agreement, notwithstanding anything to the contrary in this Agreement.

2.8.                            Conveyance of Acquired Interests.  Within thirty (30) calendar days after a Non-Acquiring Party’s election to participate in an Acquired Interest and concurrently with

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the Non-Acquiring Party’s payment to the Acquiring Party of its Participation Interest share of the Acquisition Costs incurred by the Acquiring Party to acquire same, the Acquiring Party shall assign to the Non-Acquiring Party, using the form of assignment attached hereto as Exhibit “C”, and except for any warranties made by the transferor to the Acquiring Party, without warranty of title, express or implied, except as to claims by, through, and under the Acquiring Party, the appropriate percentage of undivided interest, pursuant to Section 2.5, in the Acquired Interests so acquired by the Acquiring Party and provide the Non-Acquiring Party with copies of (to the extent such are in the Acquiring Party’s possession or control and were not previously provided with the notice of acquisition): (i) the lease and assignment; (ii) lease purchase report; (iii) mineral ownership report; (iv) draft or check copy documenting payment; (v) W-9; and (vi) legal description and plat.  For purposes of this Section 2, “Acquisition Cost” is defined as all actual out-of-pocket costs and expenses, including lease bonus or other cash payments to the assignor of the Acquired Interest, land broker’s fee and commissions, title examination costs, attorney’s fees, recording fees, and taxes, but excluding in all cases internal charges and Affiliate charges.  Failure of a Non-Acquiring Party to timely pay its Participation Interest share of Acquisition Costs within the 30-day period following its election to participate in an Acquired Interest shall be deemed an election not to participate in such Acquired Interest and a waiver of any right to do so, notwithstanding any written election to participate by that Party.

2.9.                            Lands Outside of AMI.   Recognizing that a Party may acquire multiple Oil and Gas Interests pursuant to a single acquisition contract, farmout agreement or term assignment, some of which may pertain to lands that are not within the AMI, this Section 2 shall apply only to that portion of the Acquired Interest that pertains to lands within the boundaries of the AMI.  The Acquiring Party’s Acquisition Cost for the AMI portion shall be deemed to be:

Acquisition Cost of AMI Portion = A * B/C

Where: “A” is the Acquisition Cost incurred by the Acquiring Party; “B” is the number of AMI net acres covered by such Acquired Interest; and “C” is the total net acres covered by the entire interest acquired (including the Acquired Interest);

provided, however, that with respect to (i) any acquisition of Acquired Interests by merger, consolidation, reorganization or equity acquisition, (ii) any acquisition of assets for which any Acquired Interests are subject to completion of specified obligations such as drill to earn requirements, or (iii) any other package deal for which the Acquisition Cost of the AMI portion is not reasonably determinable, then: the Acquisition Cost for such Acquired Interest will be the average acquisition costs, calculated on a net acre basis, paid by the Parties for other Acquired Interests within the 6-month period prior to such Acquired Interest Offer Date.

The Non-Acquiring Party shall reimburse and pay the Acquiring Party for its Participation Interest share of the Acquisition Cost of the Acquired Interest, and, if applicable, its Participation Interest share of any costs for a well within the AMI.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.10.                     AMI Term.  The AMI shall remain in effect until the later of December 31, 2017, or the expiration of the Term, unless sooner terminated by mutual written agreement of the Parties (the “AMI Term”).  Notwithstanding anything in this Agreement to the contrary, any Acquired Interest for which negotiations were commenced after the expiration of the AMI Term shall not be subject to the AMI.

2.11.                     Operations.  All Acquired Interests jointly acquired by the Parties pursuant to Section 2.5 shall be subject to this Agreement and the JOA contemplated by Section 3.8.  In addition, from and after the Second Closing, (i) ZaZa’s Exchange Interests shall be subject to this Agreement and the JOA contemplated by Section 3.8, and (ii) each Additional [*Company A*] Wellbore shall be subject to this Agreement and subsequent operations thereon shall be deemed to be governed by the same terms as the JOA, limited to the extent consistent with the wellbore interest.

3.                                 EARNING PHASES, COMMITMENT WELLS AND EARNING PROVISIONS

3.1.                            Phase I.

3.1.1                     Phase I Assignment.

At the First Closing, ZaZa shall execute and deliver to EOG an assignment, in the form attached hereto as Exhibit “G-2”, of an undivided seventy-five percent (75%) of 8/8ths interest (except that, with respect only to Range-ZaZa Leasehold, the assignment shall be an undivided fifty percent (50%) of 8/8ths interest) in the Phase I Leases, and all associated rights therewith.

3.1.2                     Commitment Wells and Target Intervals.

In addition to payment of the Initial Cash Consideration by EOG to ZaZa, EOG further commits to drill two (2) wells (i.e., Well No. 1 and Well No. 2 described below) at locations selected solely by EOG (after consultation with ZaZa) and in any order as determined solely by EOG (each a “Phase I Commitment Well”, and, collectively, the “Phase I Commitment Wells”), to test the Target Intervals (“Phase I”), as described below; provided, however, that (a) unless the Parties agree otherwise, the wellbores for each Phase I Commitment Well shall be located such that all production therefrom is allocated solely to Phase I Leases, and (b) Well No. 2 shall be proposed to Range and drilled pursuant to the requirements set forth in Paragraph 3 of the Range-ZaZa JV Agreement.  The Phase I Commitment Wells shall be the first two wells drilled and Completed by EOG within the Project Area.

3.1.2.1.  Well No. 1:  One Phase I Commitment Well (i.e., Well No. 1) shall be a vertical well to test the Lower Cretaceous Interval and may be utilized, at EOG’s sole discretion, as a monitor well for another Phase I Commitment Well prior to any completion attempt in the Target Interval.  EOG will bear 100% of Costs through Completion for a seventy-five percent (75%) of 8/8ths working interest in the well (except that, if the well is located on the Range-ZaZa Leasehold, EOG will bear 100% of Costs through Completion for a fifty percent (50%) of 8/8ths

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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working interest in the well).  Subject to Section 3.10, this Well No. 1 and associated carry obligation will be deemed satisfied by (i) drilling to the top of the Georgetown Formation in the Lower Cretaceous Interval, and (ii) using reasonable commercial efforts as a reasonable prudent operator to Complete such well, whether or not said Well No. 1 is successfully Completed as a well capable of producing in paying quantities.

3.1.2.2.  Well No. 2:  Another Phase I Commitment Well (i.e., Well No. 2) shall be a “horizontal drainhole well” (as defined in the Range-ZaZa JV Agreement) to test the Eagle Ford Interval within the Range-ZaZa Leasehold.  EOG will bear 100% of all costs and expenses incurred through the Earning Point (as defined in the Range-ZaZa JV Agreement) for a fifty percent (50%) of 8/8ths working interest in the well under the Range-ZaZa JV Agreement, subject to Range’s option to elect to take a 25% of 8/8ths working interest in the well.  If Range elects to take a working interest, ZaZa will instruct Range to reimburse to EOG 25% of the above costs.  If Range does not elect to participate, EOG shall earn a seventy-five percent (75%) of 8/8ths working interest in the well.  Operations for drilling Well No. 2 must commence on or before July 15, 2013, and said Phase I Commitment Well must be drilled and completed pursuant to the requirements set forth in Paragraph 3 of the Range-ZaZa JV Agreement, including the requirement that said Commitment Well reach the Earning Point (as defined in the Range-ZaZa JV Agreement).  Notwithstanding the foregoing, if EOG commences Well No. 2 on or before July 15, 2013, but its efforts do not result in said Commitment Well fully satisfying the requirements set forth in Paragraph 3 of the Range-ZaZa JV Agreement, including the requirement that said Commitment Well timely reach the Earning Point, this Commitment Well and associated carry obligation will nevertheless be deemed satisfied by EOG (i) drilling to the Target Interval, and (ii) using reasonable commercial efforts as a reasonable prudent operator to Complete such well; provided that EOG shall reassign to Range a 16.67% of 8/8ths working interest, and ZaZa shall reassign to Range a 8.33% of 8/8ths working interest, respectively, in the “Range Leases” (as defined in, and described on Exhibit A-2 to, the assignment to be executed pursuant to this Agreement in accordance with Section 3.1.1).  Prior to such reassignment, EOG may, at its sole option and discretion, commence drilling operations on a substitute well that meets the requirements set forth in this Section 3.1.2.2 and qualifies as a “Substitute Well” as defined in Paragraph 3 of the Range-ZaZa JV Agreement.  Notwithstanding the preceding, if EOG elects to commence such Substitute Well, then EOG will bear 100% of the Costs through Completion for such Substitute Well (as part of EOG’s Phase I Well No. 2 obligation).

3.1.3                     Costs through Completion.

The term “Costs through Completion” shall mean all actual costs and expenses of drilling a Commitment Well through Completion, including all of the following costs to the extent and only to the extent the same are incurred on or before Completion: all costs associated with the drilling of a Commitment Well that are chargeable to the joint account under the JOA and any third party title review or examination costs; permitting costs; drilling and completion costs; costs for any on-lease facilities

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(including separation equipment and metering equipment) that are required to enable sales of hydrocarbons from the Commitment Well; and if any Commitment Well is not capable of producing in paying quantities, then the costs of plugging and abandonment, restoration, and reclamation required by Applicable Law or contract and decommissioning and dismantling costs associated with such unsuccessful Commitment Well.  All costs and expenses incurred after Completion shall be borne by the Parties in proportion to each Party’s Participation Interest.  For avoidance of doubt, “Costs through Completion” shall not include any costs of infrastructure, gathering, flowlines, processing, or other costs related to transportation of natural gas that are incurred after regular sales of oil production have commenced.

3.1.4                     Satisfaction of Phase I Commitment Well Obligations.

As of the date of execution of this Third Amendment, ZaZa acknowledges that EOG has fully satisfied its Phase I Commitment Well obligations.

3.2.                            Phase II.

EOG hereby elects to conduct additional drilling to earn additional interests in ZaZa Leasehold under this Section 3.2 (“Phase II”), and ZaZa hereby approves such accelerated election.  Within three (3) Business Days after the date this Third Amendment is fully executed, EOG shall deliver to ZaZa a written notice designating (a) the ZaZa Leases selected by EOG for Phase II, which shall comprise such net leasehold acreage as will collectively deliver 20,000 Net Acres to EOG and will consist of ZaZa Leasehold interests in contiguous acreage to the greatest extent possible and may include any outlying tracts that are not contiguous but are in the vicinity of such acreage in the area delineated on Exhibit “A” as the “Phase II Area” (the “Phase II Leases”), and (b) additional ZaZa Leases selected by EOG in which EOG wishes to acquire its Participation Interest share at the Second Closing, which election shall comprise not less than 6,000 Net Acres to EOG (the “Supplemental Leases”). EOG also elects to receive its Participation Interest share of ZaZa’s Exchange Interests as a credit towards ZaZa’s participation in the [*Company A*] AMI Leases and the [*Company A*] AMI Wells.  Upon delivery to ZaZa of the notice for the Phase II Leases and the Supplemental Leases, ZaZa shall promptly take such actions as necessary to notify the holders of all Preferential Rights and Required Consents applicable to the selected Phase II Leases and Supplemental Leases and ZaZa’s Exchange Interests, and to seek the appropriate waivers or consents from such holders.  If ZaZa is unable to obtain any waivers of Preferential Rights or any Required Consents for the Phase II Leases or ZaZa’s Exchange Leasehold within three (3) Business Days prior to the Second Closing, EOG shall identify other ZaZa Leases to substitute for the affected Phase II Leases or ZaZa’s Exchange Leasehold, which lands associated with such identified ZaZa Leases must be contiguous with the originally designated ZaZa Leases to the greatest extent possible, and such substitute ZaZa Leases shall themselves become Phase II Leases or ZaZa’s Exchange Leasehold, as the case may be.  If ZaZa is unable to obtain any waivers of Preferential Rights or any Required Consents for the Supplemental Leases within three (3) Business Days prior to the Second Closing, EOG shall have the option, at its sole discretion, to identify other ZaZa Leases to substitute for the affected Supplemental Leases, and such substitute ZaZa Leases shall themselves become Supplemental Leases.  If EOG elects not to substitute other ZaZa Leases for the affected Supplemental Leases, the affected Supplemental Leases shall be removed from the Supplemental Leases delivered at the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Second Closing, and ZaZa’s Participation Interest in the Additional [*Company A*] Wellbores shall be reduced proportionately pursuant to Section 3.2.2(a).  If any Preferential Right or Required Consent applies to any substitute ZaZa Lease, then ZaZa shall seek waivers of such Preferential Rights and any Required Consents consistent with the requirements of this Section 3.2.  All further obligations of the Parties which follow in this Section 3.2 with respect to such acreage burdened by Preferential Rights or Required Consents shall be conditioned on ZaZa securing the required waivers of Preferential Rights and any Required Consents on the Phase II Leases or substitute Phase II Leases identified by EOG in its election, which Phase II Leases and substitute Phase II Leases must comprise such net leasehold acreage as will collectively deliver 20,000 Net Acres to EOG.

3.2.1                     Second Closing; Second Closing Obligations.

(a)                                 As of the date of execution of this Third Amendment, ZaZa acknowledges that EOG has delivered to ZaZa, by federal funds wire transfer to an account designated by ZaZa, a deposit of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the “Supplemental Leasehold Deposit”), which ZaZa shall retain as consideration for Phase I of the Agreement.

(b)                                 The Second Closing shall take place at the offices of Baker & McKenzie LLP, 700 Louisiana, Suite 3000, Houston, Texas 77002, at 10:00 a.m. (local time) on or before October 8, 2013, or such other time or place as the Parties may agree upon in writing (the “Second Closing Date”).  Failure to consummate the Second Closing on the date and time and at the place determined pursuant to this Section 3.2.1 shall not result in the termination of this Agreement and shall not relieve either Party of any obligation under this Agreement.

(c)                                  At the Second Closing, ZaZa shall assign to EOG the Phase II Leases, ZaZa’s Exchange Interests and the Supplemental Leases as set forth in Section 3.2.1(g) below.

(d)                                 The [*Company A*] AMI Leases and [*Company A*] AMI Wells are collectively referred to as “EOG’s Exchange Interests”; provided, however, that with respect to [*Company A*] AMI Leases located partly within and partly outside the Project Area, the Parties agree as follows: (I) EOG’s Exchange Interests shall include all of the Miss Kati Unit and the Miss Kati Unit Well; (II) with respect to [*Company A*] AMI Leases located entirely outside of the Range-ZaZa AMI, EOG’s Exchange Interests shall only include that portion of the [*Company A*] AMI Leases lying within the Project Area; and (III) with respect to [*Company A*] AMI Leases located partially within and partially outside the Range-ZaZa AMI, EOG’s Exchange Interests shall include all of such [*Company A*] AMI Leases, including the portions located outside the Range-ZaZa AMI and/or the Project Area.  EOG shall promptly take such actions as necessary to notify the holders of all Preferential Rights and Required Consents applicable to EOG’s Exchange Interests, and to seek the appropriate waivers or consents from such holders.  If EOG is unable to obtain any such waivers of Preferential Rights or Required Consents on or before the Second Closing Date, then any such EOG’s Exchange Interests for which waivers for Preferential Rights or Required Consents have not been obtained at such time shall be excluded from the Second Closing, and shall instead be assigned to ZaZa, by an

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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instrument in a form substantially similar to the assignment of EOG’s Exchange Interests executed at the Second Closing, at a delayed closing at a time and place mutually agreeable to the Parties, but in no event later than thirty (30) days after EOG receives the last such waiver for a Preferential Right or Required Consent.  At the Second Closing, EOG shall assign EOG’s Exchange Interests to ZaZa as set forth in Section 3.2.1(g) below.

(e)                                  EOG shall provide ZaZa a credit in the amount of $1,250,000.00, to be applied on ZaZa’s behalf for Phase II expenditures (the “Phase II Credit”).  The amount of the Phase II Credit shall be increased by the amount of the Exchange Consideration Shortfall, if any.  The Phase II Credit may be applied by EOG, at ZaZa’s election, toward any of the following costs or obligations:  (i) ZaZa’s share of costs and expenses related to obligations under Phase II, including payment to EOG of the Exchange Consideration Excess, if any; (ii) ZaZa’s share of costs of 3D seismic acquisition; (iii) ZaZa’s share of costs of microseismic monitoring of completion operations; (iv) ZaZa’s Participation Interest share of any Acquired Interests ZaZa elects to acquire pursuant to Article 2 during Phase II; (v) ZaZa’s share of such other work activity as may be conducted during Phase II; and/or (vi) ZaZa’s share of cash calls or land costs during Phase II.

(f)                                   At the Second Closing, EOG shall pay ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, an amount equal to $15,000,000.00, being $17,000.000.00 in partial consideration from EOG to ZaZa for ZaZa’s delivery of the Phase II Leases, less $2,000,000.00 in partial consideration from ZaZa to EOG for EOG’s delivery of EOG’s Exchange Interests.

(g)                                  At the Second Closing:

(i) EOG shall deliver (and execute, as appropriate) to ZaZa:

(A)  in the form of assignment attached as Exhibit “G-3”, in sufficient counterparts for recording in each county in which the Additional [*Company A*] Wells are located, an assignment of ZaZa’s Estimated Additional Interest in the Additional [*Company A*] Wellbores dated effective as of the Additional [*Company A*] Wellbore Assignment Effective Time, limited to depths from the surface to total depth drilled as of the Additional [*Company A*] Wellbore Assignment Effective Time;

(B)  in the form of assignment attached as Exhibit “G-4”, in sufficient counterparts for recording in each county in which EOG’s Exchange Interests are located, an assignment to ZaZa of ZaZa’s Participation Interest share of EOG’s Exchange Interests, dated effective as of the [*Company A*] Acquisition Effective Time;

(C)  an original of the assignment of Phase II Leases and Supplemental Leases described in Section 3.2.1(g)(ii)(C);

(D)  an original of the assignment of ZaZa’s Exchange Interests described in Section 3.2.1(g)(ii)(D).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(E)  an executed original amended JOA, dated effective as of the [*Company A*] Acquisition Effective Time, amending the Contract Area (as defined therein) to include ZaZa’s Exchange Interests, in the form attached hereto as Exhibit “D-2”;

(F)  an executed and acknowledged original Amended Memorandum of JOA, in the form attached hereto as Exhibit “E-2”;

(G)  an executed and acknowledged original Amended Memorandum of Joint Exploration and Development Agreement in the form attached hereto as Exhibit “I-2”; and

(H)  all other agreements, forms, instruments, and documents as may be reasonably required by ZaZa to complete the Second Closing.

EOG shall deliver (or cause to be delivered) to ZaZa the same net revenue interest in each of EOG’s Exchange Interests as EOG held as of the [*Company A*] Acquisition Effective Time, free of any Encumbrances subsequently created by EOG after such time.

(ii) ZaZa shall deliver (and execute, as appropriate), to EOG:

(A)  an original of the assignment of ZaZa’s Estimated Additional Interest in the Additional [*Company A*] Wellbores described in Section 3.2.1(g)(i)(A);

(B)  an original of the assignment of ZaZa’s Participation Interest share of EOG’s Exchange Interests described in Section 3.2.1(g)(i)(B);

(C)  in the form of assignment attached as Exhibit “G-1” (or, if the Phase II Leases include Range-ZaZa Leasehold, in the form of assignment attached as Exhibit “G-2”), in sufficient counterparts for recording in each county in which the Phase II Leases and Supplemental Leases are located, an assignment of an undivided seventy-five percent (75%) of 8/8ths interest in the Phase II Leases and Supplemental Leases (except that, with respect only to Range-ZaZa Leasehold, the assignment shall be such other percentage as is described in Section 2.5.2), and all associated rights therewith, dated effective as of 7:00 a.m. Central Time on October 1, 2013;

(D)  in the form of assignment attached as Exhibit “G-6”, in sufficient counterparts for recording in each county in which ZaZa’s Exchange Interests are located, an assignment of (I) an undivided seventy-five percent (75%) of 8/8ths interest in ZaZa’s Exchange Leasehold (except that, with respect only to ZaZa’s Range-ZaZa Exchange Leasehold, the assignment shall be such other percentage as is described in Section 2.5.3), and all associated rights therewith, and (II) an undivided fifty percent (50%) of 8/8ths working interest in the Stingray Well and an

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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undivided seventy-five percent (75%) of 8/8ths working interest in the Commodore Well, and all associated rights therewith;

(E)  a fully executed and recordable original partial release of the U.S. Bank Mortgage as to any interest to be assigned to EOG with respect to the Phase II Leases, ZaZa’s Exchange Interests and Supplemental Leases, in sufficient counterparts for recording in each county in which the Phase II Leases, ZaZa’s Exchange Interests and Supplemental Leases are located, in a form reasonably approved by EOG;

(F)  an executed original amended JOA, dated effective as of the [*Company A*] Acquisition Effective Time, amending the Contract Area (as defined therein) to include the ZaZa Exchange Interests, in the form attached hereto as Exhibit “D-2”;

(G)  an executed and acknowledged original Amended Memorandum of JOA, in the form attached hereto as Exhibit “E-2”;

(H)  an executed and acknowledged original Amended Memorandum of Joint Exploration and Development Agreement, in sufficient counterparts for recording in each county in which the ZaZa Leases are located, in the form attached hereto as Exhibit “I-2”;

(I)  Form P-4’s for the Stingray Well and Commodore Well and any other regulatory documentation requested by EOG necessary to designate EOG as operator of such wells; and

(J)  all other agreements, forms, instruments, and documents as may be reasonably required by EOG to complete the Second Closing, including letters-in-lieu of transfer order to purchasers of production from the Stingray Well and Commodore Well.

ZaZa shall deliver (or cause to be delivered) to EOG the same net revenue interest in each of the Phase II Leases and Supplemental Leases as ZaZa held as of the Effective Date, free of any Encumbrances subsequently created by ZaZa after the Effective Date.

3.2.2                     Exchange Consideration Value; Adjustments at and after the Second Closing.

If the Second Closing occurs:

(a)  ZaZa shall be entitled to the ZaZa Additional Interest in the Additional [*Company A*] Wellbores.  No later than sixty (60) days after the Second Closing Date: (i) if ZaZa’s Additional Interest in the Additional [*Company A*] Wellbores is greater than its Estimated Additional Interest, EOG shall assign to ZaZa, in the form of assignment attached as Exhibit “G-3”, such additional undivided interest in the Additional [*Company A*] Wellbores as is necessary to vest ZaZa with its Additional Interest share of the Additional [*Company A*] Wellbores (effective as of the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Additional [*Company A*] Wellbore Assignment Effective Time); and (ii) if ZaZa’s Additional Interest in the Additional [*Company A*] Wellbores is less than its Estimated Additional Interest, ZaZa shall assign to EOG, in the form of assignment attached as Exhibit “G-5”, such undivided interest in the Additional [*Company A*] Wellbores as is necessary to divest ZaZa of any interest in the Additional [*Company A*] Wellbores less and except its Additional Interest (effective as of the Additional [*Company A*] Wellbore Assignment Effective Time).

(b)  ZaZa shall be entitled to its Participation Interest share of all revenues, production, proceeds, income, and products from or attributable to EOG’s Exchange Interests from and after the [*Company A*] Acquisition Effective Time, and to its Participation Interest share of all other income, proceeds, receipts, and credits earned with respect to EOG’s Exchange Interests on or after such time, and shall be responsible for (and entitled to any refunds with respect to) its Participation Interest share of all Property Costs attributable to EOG’s Exchange Interests and incurred from and after such time.  ZaZa shall be entitled to its Participation Interest share of all revenues, production, proceeds, income, and products from or attributable to the Additional [*Company A*] Wellbores from and after the Additional [*Company A*] Wellbore Assignment Effective Time, and to its Participation Interest share of all other income, proceeds, receipts, and credits earned with respect to the Additional [*Company A*] Wellbores on or after such time, and shall be responsible for (and entitled to any refunds with respect to) its Participation Interest share of all Property Costs attributable to the Additional [*Company A*] Wellbores and incurred from and after such time.  As used in this Section 3.2.2, “Property Costs” shall mean all costs attributable to the ownership of EOG’s Exchange Interests or Additional [*Company A*] Wellbores, as applicable, including all lease operating expenses and lease maintenance expenses (including all delay rentals, shut-in payments, lease extensions and renewals, lease option exercise payments, and broker costs) and capital expenditures and all ad valorem, property, production, severance, excise, and similar Taxes (but not including income, franchise, and similar Taxes).  Without limiting the preceding sentence, with regard to [*Company A*] AMI Wells and Additional [*Company A*] Wellbores, Property Costs shall include all costs of drilling and Completing or abandoning such wells, including all charges of drilling contractors and other service providers.  For purposes of allocating revenues, production, proceeds, income, accounts receivable, and products under this section, (i) liquid hydrocarbons produced into storage facilities will be deemed to be “from or attributable to” the [*Company A*] AMI Wells or Additional [*Company A*] Wellbores, as applicable, to the extent they are above load lines in tanks, and (ii) gaseous hydrocarbons and liquid hydrocarbons produced into pipelines will be deemed to be “from or attributable to” the [*Company A*] AMI Wells or Additional [*Company A*] Wellbores, as applicable, when they pass through the delivery point sales meters on the pipelines through which they are transported.  In order to accomplish the foregoing allocation of production, the Parties shall utilize reasonable interpolating procedures to arrive at an allocation of production when exact gauging, metering, and strapping data is not available on hand as of the [*Company A*] Acquisition Effective Time or Additional [*Company A*] Wellbore Assignment Effective Time, as applicable.  Ad valorem taxes for 2013 on EOG’s Exchange Interests or Additional [*Company A*] Wellbores shall be prorated on a daily basis, with the Parties liable for their respective Participation Interest shares allocated to the period from and after

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the [*Company A*] Acquisition Effective Time or the Additional [*Company A*] Wellbore Assignment Effective Time, as applicable, and EOG shall be liable for the portion allocated to the period prior to such applicable effective time.  If the amount of such taxes for part, or all, of EOG’s Exchange Interests or Additional [*Company A*] Wellbores, as applicable, is not available on the Second Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between the Parties when actual tax figures are available.

(c)  Subject to Section 3.2.2(d), the “Exchange Consideration Value” shall be defined as the difference obtained by subtracting the amount calculated under subsection (ii) below from the amount calculated under subsection (i) below:

(i) An amount equal to the sum of the following amounts:

(A)  ZaZa’s Participation Interest share of the consideration paid by EOG for EOG’s Exchange Interests acquired by EOG under the [*Company A*] PSA (which, subject to Section 3.2.2(f), shall be estimated as [*]);

(B)  the sum of [*], representing ZaZa’s Participation Interest share of the consideration paid by EOG for EOG’s Exchange Interests acquired by EOG under the [*Company B*] Assignment (110.33475 Net Acres);

(C)  the aggregate amount of all Property Costs attributable to ZaZa’s Participation Interest share of EOG’s Exchange Interests for the period from the [*Company A*] Acquisition Effective Time through the Second Closing Date, and paid by EOG or [*Company A*], Et Al.; and

(D)  the amount of any other appropriate upward adjustment to Exchange Consideration Value that is mutually agreed upon by the Parties; and

(ii)  An amount equal to the sum of the following amounts:

(A)  the aggregate amount of (I) proceeds received by EOG or [*Company A*], Et Al from the sale of Hydrocarbons produced from and attributable to EOG’s Exchange Interests during the period from the [*Company A*] Acquisition Effective Time through the Second Closing Date, to which ZaZa is entitled under Section 3.2.2(b), and (II) other proceeds received with respect to EOG’s Exchange Interests for which ZaZa would otherwise be entitled under Section 3.2.2(b); and

(B)  the amount of any other appropriate downward adjustment to the Exchange Consideration Value that is mutually agreed upon by the Parties.

(d)  (i) If the Exchange Consideration Value exceeds the sum of: (i) the Stingray and Commodore Consideration Amount, (ii) [*] multiplied by the total number of Net Acres in ZaZa’s Exchange Leasehold assigned to EOG at the Second Closing, and (iii) $2,000,000.00, being the amount of the credit applied to the amount due from EOG at the Second Closing pursuant to Section 3.2.1(f) (“ZaZa’s Exchange

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Consideration Amount”), EOG shall be entitled to the excess of the Exchange Consideration Value over ZaZa’s Exchange Consideration Amount (the “Exchange Consideration Excess”), and the Parties shall apply such amount toward the Phase II Credit, and if the Exchange Consideration Excess is greater than the Phase II Credit, ZaZa shall pay the remaining balance of the Exchange Consideration Excess to EOG.  (ii) If the Exchange Consideration Value is less than ZaZa’s Exchange Consideration Amount, ZaZa shall be entitled to the shortfall of the Exchange Consideration Value below ZaZa’s Exchange Consideration Amount (the “Exchange Consideration Shortfall”).  ZaZa’s entitlement to the Exchange Consideration Shortfall (if any) shall be satisfied by adding the Exchange Consideration Shortfall to the Phase II Credit as set forth in Section 3.2.1(e).

(e)  Not later than three (3) Business Days prior to the Second Closing Date, EOG shall deliver to ZaZa a statement setting forth in reasonable detail EOG’s reasonable determination of the cash adjustments resulting from the operation of this Section 3.2.2.  For purposes of such determination, EOG shall use the estimated sum of [*] for ZaZa’s Participation Interest share of the consideration paid by EOG for EOG’s Exchange Interests acquired by EOG under the [*Company A*] PSA.

(f)  As soon as practicable after the Second Closing, but no later than one hundred twenty (120) days thereafter, EOG shall prepare and submit to ZaZa a statement (the “Second Closing Final Settlement Statement”) setting forth each adjustment or payment which was not finally determined as of the Second Closing Date and showing the proposed revisions to such adjustments and the basis therefor, which shall include EOG’s determination of the actual Net Acres attributable to ZaZa’s Participation Interest in the [*Company A*] AMI Leases, and the basis therefor.  On or before thirty (30) days after receipt of the Second Closing Final Settlement Statement, ZaZa shall deliver to EOG a written report containing any changes that ZaZa proposes be made to the Second Closing Final Settlement Statement.  During this thirty (30) day period, ZaZa shall be given reasonable access to EOG’s books and records relating to the matters required to be accounted for in the Second Closing Final Settlement Statement.  The Parties shall undertake to agree with respect to the amounts due pursuant to the post-closing adjustment no later than one hundred eighty (180) days after the Second Closing Date (the “Post-Second Closing Date”).  If the Parties are unable to agree by the Post-Second Closing Date as to adjustment matters, the Parties shall nevertheless make all agreed-upon adjustments within five (5) Business Days after the Post-Second Closing Date by wire transfer to an account specified by EOG or ZaZa, as applicable.  Notwithstanding Section 6.18, for those adjustment matters as to which the Parties are unable to reach agreement by the Post-Second Closing Date, the independent accounting firm of Ernst & Young LLP shall determine the adjustment or payment amounts in accordance with the terms and conditions set forth in this Agreement.  In determining the proper amount of any adjustments, such independent accounting firm shall not increase the adjustments in favor of either Party by more than the adjustments proposed by such Party.  The decision of such independent accounting firm shall be binding on the Parties, and the fees and expenses of such independent accounting firm shall be borne one-half (1/2) by EOG and one-half (1/2) by ZaZa.  The date upon which the final adjustments pursuant to this Section 3.2.2 are established, as provided in the preceding sentence, shall be called the “Second

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Closing Final Settlement Date.”  Any payments determined by such independent accounting firm to be proper shall be made within five (5) Business Days after the Second Closing Final Settlement Date by wire transfer to an account specified by EOG or ZaZa, as applicable.

3.2.3                     Phase II Commitment Wells and Target Intervals.

EOG shall drill three (3) wells at locations selected by EOG (after consultation with ZaZa) (the “Phase II Commitment Wells”), to test the Target Intervals; provided, however, that unless the Parties agree otherwise, the wellbores for each Phase II Commitment Well shall be located such that all production therefrom is allocated solely to:

(1)                                 ZaZa Leases in which EOG owns an undivided interest;

(2)                                 Oil and Gas Interests acquired by either Party and partially assigned to the other Party in accordance with the AMI provisions of Article 2; or

(3)                                 [*Company A*] AMI Leases.

Except for (i) one monitoring well in Phase II (other than the Phase II vertical Commitment Well described below), and (ii) the Additional Well, and (iii) wells which are necessary to maintain Phase I Leases, Phase II Leases, or Supplemental Leases, the Phase II Commitment Wells shall be the third, fourth, and fifth wells drilled and Completed by EOG, respectively, in the Project Area, and EOG shall not commence drilling any other wells prior to drilling and Completing the Phase II Commitment Wells.

Except as provided below in the last paragraph of this Section 3.2.3, the three (3) Phase II Commitment Wells shall consist of one vertical Lower Cretaceous Interval test, with respect to which EOG shall drill to a depth EOG reasonably deems appropriate (after consultation with ZaZa), and two horizontal Eagle Ford Interval tests, the order of drilling to be at EOG’s sole discretion.  EOG shall bear 100% of the Costs through Completion in each Phase II Commitment Well, after which ZaZa may elect to apply the Phase II Credit for its share of applicable costs and expenditures.

Each Phase II Commitment Well and its associated carry obligation shall be deemed satisfied by EOG (A) drilling to the Target Interval and (B) using reasonable commercial efforts as a reasonable prudent operator to Complete the Commitment Well (and in the case of horizontal tests, using reasonable commercial efforts as a reasonable prudent operator to drill a lateral or horizontal drainhole a minimum of four thousand feet (4,000’) in length in the Target Interval), whether or not the Commitment Well (vertical or horizontal) is successfully Completed as a well capable of producing in paying quantities.  In drilling horizontal tests, EOG shall use its reasonable commercial efforts as a reasonable prudent operator to drill a lateral or horizontal drainhole a minimum of four thousand feet (4,000’) in length in the Target Interval.  However, EOG shall have the option to limit horizontal drilling to such shorter length as may be deemed prudent, in EOG’s commercially reasonable

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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discretion, as a reasonable prudent operator, based on factors including then-existing hole conditions, equipment limitations, geologic factors or other relevant technological and mechanical considerations that would render further lateral drilling impracticable, provided, however, the Commitment Well obligation for a horizontal well shall not be deemed satisfied unless a lateral has been drilled to at least one thousand five hundred feet (1,500’) in length in the Target Interval.

In lieu of drilling and Completing two horizontal Eagle Ford tests to satisfy its horizontal Phase II Commitment Well obligations, EOG shall have the option, at its sole discretion, to replace one such horizontal Eagle Ford test with (a) a horizontal test into any zone or formation selected by EOG, or (b) one or more vertical wells to test the Lower Cretaceous Interval.  If EOG exercises its option to drill such replacement well(s), EOG shall carry ZaZa’s interest in the Costs through Completion in such well(s) until the carry amount expended reaches a total amount equal to $3,000,000.00.

3.2.4                     Failure to Satisfy Phase II Commitment Well Obligations.

If EOG fails to Complete the first horizontal Phase II Commitment Well by May 1, 2014, then EOG shall remit payment to ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, an amount equal to $3,000,000.00 less all actual costs for which EOG carried ZaZa for such Phase II Commitment Well, if any.

On April 1, 2015, if EOG’s cumulative carry (including any payment made pursuant to the preceding paragraph) to ZaZa for the Phase II Commitment Wells is less than $7,250,000.00, then EOG shall remit payment to ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, an amount equal to $7,250,000.00, less all actual costs (including any payment made pursuant to the preceding paragraph) for which EOG carried ZaZa in the Phase II Commitment Wells.  If such payment is made by EOG, then EOG’s cash carry obligation with respect to the Phase II Commitment Wells shall be deemed satisfied and the costs of all subsequent operations pertaining to such wells shall be borne by the parties in accordance with their respective Participation Interests.  EOG shall not be required to reassign any Phase II Leases, or any other Oil and Gas Interest assigned by ZaZa to EOG, to ZaZa.

3.3.                            Additional Well, Cash Carry Obligation.  On or before December 31, 2013, EOG shall commence operations for drilling, on any jointly owned leasehold within the Project Area, other than Phase I Leases or Phase II Leases, selected by EOG after consultation with ZaZa, a vertical well to test the Lower Cretaceous Interval (with a possible Eagle Ford Interval test) (the “Additional Well”), on which EOG shall carry ZaZa’s interest in the Costs through Completion until the carry amount expended reaches a total amount equal to $1,500,000.00 (the “Cash Carry Obligation”).  On May 1, 2014, if EOG’s carry of ZaZa for the Additional Well is less than $1,500,000, then EOG shall remit payment to ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, an amount equal to $1,500,000.00, less all actual costs for which EOG carried ZaZa in the Additional Well. If such payment is made by EOG, then EOG’s cash carry obligation with respect to the Additional Well

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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shall be deemed satisfied and the costs of all subsequent operations pertaining to such well shall be borne by the parties in accordance with their respective Participation Interests.

3.4.                            Excess Leases.  On or before January 31, 2014, EOG shall have the option (but not the obligation) to notify ZaZa that EOG elects to acquire an undivided interest (as described below) in any ZaZa Leasehold within the Project Area in which EOG has not already acquired an undivided interest for an additional payment to ZaZa of [*] per Net Acre.  Upon delivery to ZaZa of such election, ZaZa shall promptly take such actions as necessary to notify the holders of all Preferential Rights and Required Consents applicable to the selected ZaZa Leases, and to seek the appropriate waivers or consents from such holders.  Any such ZaZa Leases as to which all necessary waivers of Preferential Rights and Required Consents are obtained shall constitute the “Assigned Excess Leases,” and the sum of [*] per Net Acre in the Assigned Excess Leases shall constitute the “Excess Lease Consideration.”  Within ten (10) days after ZaZa has provided EOG with all necessary waivers of Preferential Rights and Required Consents with respect to the Assigned Excess Leases, EOG shall remit the Excess Lease Consideration to ZaZa, in cash (U.S. dollars) by federal funds wire transfer to an account designated by ZaZa, and contemporaneously therewith, ZaZa shall assign to EOG an undivided seventy-five percent (75%) of 8/8ths interest in the Assigned Excess Leases (except that, with respect only to Range-ZaZa Leasehold, the assignment shall be such other percentage as is described in Section 2.5.2), and all associated rights therewith.  Such assignment shall be on the form of assignment attached as Exhibit “G-1” (or, if the Assigned Excess Leases include Range-ZaZa Leasehold, in the form of assignment attached as Exhibit “G-2”).  For avoidance of doubt, EOG shall have no reassignment obligation with respect to the Assigned Excess Leases, regardless whether EOG fully satisfies its Commitment Well requirements with respect to Phase II, and any ZaZa Leases not elected by EOG shall no longer be subject to this Agreement effective as of January 31, 2014, at which time the AMI shall be reduced as mutually agreed between the Parties to exclude areas sufficient to create blocks for the development of the unelected ZaZa Leases.

3.5.                            Lease Protection Wells.  Notwithstanding anything to the contrary contained in this Agreement, EOG may drill any well that is necessary to maintain a ZaZa Lease or [*Company A*] AMI Lease (each, a “Lease Protection Well”), in which case EOG shall bear 100% of the Costs through Completion for such Lease Protection Well as if such Lease Protection Well were a Commitment Well, and such Lease Protection Well shall be designated as a Commitment Well that satisfies EOG’s obligations with respect to one of its Commitment Wells in Phase II.  If EOG has satisfied its Commitment Well obligations for Phase II, then upon 20 calendar days’ notice, ZaZa will reimburse EOG for ZaZa’s Participation Interest share of the Costs through Completion for such additional Lease Protection Well.  Notwithstanding the preceding, ZaZa shall have the right to elect (prior to the spud date) to pay its Participation Interest share of costs for any such Lease Protection Well, in which case, should ZaZa elect to participate, such Lease Protection Well shall not count as a Commitment Well.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.6.                            Treatment of Overrides.

3.6.1                     Merger ORRIs.  With respect to each of the first nine wells Completed as producing wells in the Project Area on the ZaZa Leases, ZaZa shall bear 100% of any burdens associated with the Merger ORRIs out of its Participation Interest share until Payout of such well.  From and after Payout for each of the foregoing nine wells, and at all times for any other well drilled on the ZaZa Leases, the Merger ORRIs for such well shall be treated as any other royalty burdening the leasehold estate, with such burden shared according to the Parties’ respective Participation Interests.

3.6.2                     Excluded Merger ORRIs.  With respect to any well (including any Commitment Well and Additional Well) drilled on the ZaZa Leases, ZaZa shall bear 100% of any burdens associated with the Excluded Merger ORRIs out of its Participation Interest share at all times.

3.7.                            Substitute Wells.  If EOG is unable to satisfy the specified requirements for any Commitment Well or Additional Well because of mechanical or other operational difficulties or because the well encounters excessive water flow, loss of circulation, excessive pressures, cavities, caprock, salt or salt dome material, heaving shale or other practicably impenetrable conditions which would, in the opinion of a reasonable prudent operator, render further drilling impracticable, then EOG may at its sole discretion (after consultation with ZaZa), commence drilling operations on a substitute Commitment Well or Additional Well, as applicable, at another location selected by EOG at its sole discretion (after consultation with ZaZa), with the exception of Phase I, Well No. 2, (“Substitute Well”), within the Project Area within ninety (90) days after completion of abandonment obligations for the well being replaced (or shorter time period if required to comply with the ZaZa Leasehold lease obligations) and thereupon the Substitute Well shall be considered and treated for all purposes hereunder as though the same is a Commitment Well or Additional Well, as applicable.  If EOG drills a Substitute Well for an Additional Well, then twenty-five percent of the drilling costs of such Substitute Well shall count toward the Cash Carry Obligation.

3.8.                            Joint Operating Agreement.  The Parties agree to execute the joint operating agreement attached hereto as Exhibit “D-1” (“JOA”) based on the 1989 AAPL Model Form Joint Operating Agreement and naming EOG as Operator (as defined in the JOA).  The JOA shall govern operations on the Project Area.  The “Contract Area” (as defined in the JOA) covered by the JOA shall be the same as the Project Area less and except any lands covered by the Range-ZaZa JOA, and shall be amended at the Second Closing to include the Additional [*Company A*] Wellbores.  The interests of the Parties in the “Contract Area” of the JOA shall be EOG 75% and ZaZa 25%, except that with respect to the Additional [*Company A*] Wellbores, the interests of the Parties shall be equal to their respective Participation Interests in the Additional [*Company A*] Wellbores as set forth in Section 2.5.5.

3.9.                            Thrice-Yearly Technical and Operational Meetings.  EOG agrees to conduct, at EOG’s offices, thrice-yearly meetings with ZaZa on technical and operational aspects of EOG’s present and future activities on the Project Area.  At least every four (4) calendar months, EOG shall provide to ZaZa the following reports and data to the extent generated from operations conducted on the Project Area: (i) a work report

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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estimating drilling and other activities for the next 12 months, (ii) a land report showing leases under negotiation and an estimate of land acquisitions over the next 12 months, (iii) copies of all logs or surveys, including in digitally recorded format if available, daily drilling and production reports, (iv) copies of all tests and core data, (v) copies of written notices provided to EOG by any third Person regarding violations or potential violations of Applicable Law or Permits, (vi) copies of all regulatory reports filed by EOG with any Governmental Entity, and (vii) copies of all title opinions, including as applicable drill site title opinions and division order title opinions; provided, however, that if any such reports are prepared by a third Person that is not an Affiliate of EOG, then unless the costs of such third Person’s services are chargeable to the joint account under the JOA, EOG shall not be required to provide such third Person reports to ZaZa.

3.10.                     Well and Technical Data.  EOG shall furnish ZaZa with the notices, reports and other data as provided in Exhibit “F” attached hereto, and to conduct the tests and surveys provided for therein, and ZaZa shall have ongoing access to EOG’s online platform for data delivery (currently “box.com”).  ZaZa shall have the right to send its employees or representatives to observe such tests and surveys and the results thereof; provided, however, ZaZa and its Representatives shall observe such tests, surveys, and results at the sole risk and expense of ZaZa, which shall be fully liable for all damages, liabilities, and destruction of property or injury or death of individuals resulting from, or in any way attributable to, the actions of ZaZa or its Representatives while such individuals are on the Project Area.

4.                                 REPRESENTATIONS AND WARRANTIES

4.1.                            ZaZa’s Representations and Warranties.  ZaZa Corporation and ZaZa LLC each represents and warrants (as to itself and not with respect to the other, and further, as to those representations and warranties described in Sections 4.1(d), (e), (f), (j), (k), (l), and (m) below, only to the extent of its ownership interest in the ZaZa Leasehold), as of the date of this Agreement and as of the date of each Closing, to EOG that:

(a)                                 (i) ZaZa Corporation is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to own properties and conduct oil and gas operations in the State of Texas; and (ii) ZaZa LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas and is duly qualified to own properties and conduct oil and gas operations in the State of Texas;

(b)                                 the execution and delivery of this Agreement have been, and the performance of this Agreement and the Transactions are, duly and validly authorized by all requisite action on the part of it, including due approval by it in accordance with its governing documents;

(c)                                  it is not in breach or default of the obligations under the Range-ZaZa JV Agreement, nor has it received any notice from, and to its Knowledge there is not any assertion by, Range, any Governmental Entity, or any other Person claiming any violation or repudiation of the Range-ZaZa JV Agreement or any violation of any Applicable Law with respect to same;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d)                                 (i) the ZaZa Leasehold comprises no less than fifty-five thousand (55,000) Net Acres as of the First Closing and thirty-five thousand (35,000) Net Acres as of the Second Closing; (ii) it owns the ZaZa Leasehold free and clear of the claims of any Person claiming by, through or under it other than Permitted Encumbrances; (iii) no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity or any other Person (including any consents under the ZaZa Leases) is required to be obtained or made by it in connection with the Transactions other than those certain consents to assign (the “Required Consents”) required under the instruments, documents, and agreements set forth on Schedule 4.1(d)(iii); and (iv) no part of the ZaZa Leasehold is subject to any Preferential Right, rights of first refusal, or similar rights;

(e)                                  it has not created, assigned, conveyed, suffered, or permitted to exist any Encumbrance on all or any part of the Project Area or ZaZa Leasehold other than the Permitted Encumbrances;

(f)                                   except as set forth on Schedule 4.1(f), no Proceeding is pending or, to its Knowledge, threatened, on all or any portion of the ZaZa Leasehold, or on its ability to consummate the Transactions, or which could materially and adversely affect EOG’s ownership or operations of the ZaZa Leasehold;

(g)                                  there are no bankruptcy, reorganization, or similar arrangement proceedings pending, being contemplated by, or threatened against it or any of its Affiliates;

(h)                                 it has knowledge, skill, and experience in financial, business, and investment matters relating to the Transactions and is capable of evaluating the merits and risks of the Transactions.  To the extent deemed necessary by it, it has retained, at its sole expense, and relied upon, appropriate professional advice regarding the investment, tax, and legal merits and consequences of its execution of this Agreement;

(i)                                     neither it nor any of its Affiliates has incurred any obligation or entered into any agreement for any investment banking, brokerage, or finder’s fee, or commission in respect of the Transactions for which EOG or any Affiliate of EOG shall incur any liability;

(j)                                    (i) it has paid all Taxes on or relating to the ZaZa Leasehold, which are currently due and payable as required by Applicable Law prior to delinquency; (ii) there is not currently in effect any extension or waiver by it of any statute of limitations of any jurisdiction regarding the assessment or collection of any such Tax related to the ZaZa Leasehold; (iii) the ZaZa Leasehold is not bound as of the Effective Date by any tax partnership agreement that will be binding upon EOG; (iv) it is not a nonresident alien, foreign person, foreign partnership, foreign trust, foreign estate, or foreign corporation (as those terms are defined in the Code); and (v) it is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not otherwise subject to regulation under or the restrictions of such act;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(k)                                 (i) it has not received written notice of any request or demand for payments, adjustments of payments or performance pursuant to the obligations under all or any portion of the ZaZa Leasehold that are still outstanding; (ii) it has not received a written notice of default with respect to the payment or calculation of royalties, overriding royalties, rentals, or bonuses that has not been cured; (iii) all bonus, rental, and other payments provided in the ZaZa Leases (excluding the Range-ZaZa Leasehold) due and payable have been paid; and (iv) to its Knowledge, all bonus, rental, and other payments with respect to the Range-ZaZa Leasehold due and payable have been paid;

(l)                                     ZaZa Corporation and ZaZa LLC, collectively, have title that is properly filed for record in the appropriate public records in a manner sufficient to give constructive notice to third Persons and which (i) with respect to each ZaZa Lease, covers the number of Net Acres set forth for such ZaZa Lease in Exhibit “B-1”, “Exhibit B-2”, “Exhibit B-6”, or Exhibit B-7”, as applicable; (ii) shall entitle EOG to a net revenue interest (“NRI”) in each ZaZa Lease and all oil, gas, and other hydrocarbons and minerals produced therefrom that is not less than the NRI set forth for such ZaZa Lease in Exhibit “B-1”, “Exhibit B-2”, “Exhibit B-6”, or Exhibit B-7”, as applicable, proportionately reduced to the assigned working interest; and (iii) is free and clear of Encumbrances (including, for the avoidance of doubt, claims by Range for rights to assignment or re-assignment in the ZaZa Leases described in Exhibit “B-1” or Exhibit “B-6”, but not including claims by Range for rights to assignment or re-assignment in the ZaZa Leases described in Exhibit “B-2” or Exhibit “B-7” related to the failure to reach the Earning Point (as defined in the Range-ZaZa JV Agreement)) other than the Permitted Encumbrances; and

(m)                             each ZaZa Lease has a primary term expiring no sooner than the date set forth for such ZaZa Lease on Exhibit “B-1”, “Exhibit B-2”, “Exhibit B-6”, or Exhibit B-7”, as applicable.

Any references to the ZaZa Leasehold in Section 4.1 above shall be interpreted to mean (A) with respect to the date of this Agreement and the First Closing, the entire ZaZa Leasehold; (B) with respect to the Second Closing, the entire ZaZa Leasehold less and except for the Phase I Leases.

THE REPRESENTATIONS AND WARRANTIES OF ZAZA CONTAINED IN THIS AGREEMENT AND IN ANY ASSIGNMENT EXECUTED HEREUNDER ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY ZAZA OR ITS REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED FOR IN THIS AGREEMENT AND IN ANY ASSIGNMENT EXECUTED HEREUNDER, ZAZA EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING AS TO (I) TITLE TO ANY OF THE ZAZA LEASEHOLD, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY FILES OR INFORMATION PROVIDED BY ZAZA OR ITS REPRESENTATIVES; (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ZAZA LEASEHOLD OR ANY ESTIMATES OF THE VALUE OR FUTURE REVENUES TO BE GENERATED FROM THE ZAZA LEASEHOLD.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2.                            EOG’s Representations and Warranties.  As used in this Section 4.2, the terms “Permitted Encumbrances” and “Title Defects” have the meanings assigned thereto in the [*Company A*] PSA.  EOG represents and warrants to ZaZa, as of the date of this Agreement and as of the date of each Closing (with respect to Section 4.2(a) through Section 4.2(d)), and as of the date of this Third Amendment and as of the date of the Second Closing (with respect to Section 4.2(e) through 4.2(j)), that:

(a)                                 EOG is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to own properties and conduct oil and gas operations in the State of Texas;

(b)                                 the execution and delivery of this Agreement has been, and the performance of this Agreement and the Transactions are, duly and validly authorized by all requisite action on the part of EOG, including due approval by EOG in accordance with its governing documents;

(c)                                  EOG has knowledge, skill, and experience in financial, business, and investment matters relating to the Transactions and is capable of evaluating the merits and risks of such transactions.  To the extent deemed necessary by EOG, EOG has retained, at its sole expense, and relied upon, appropriate professional advice regarding the investment, tax, and legal merits and consequences of its execution of this Agreement; and

(d)                                 neither EOG nor its Affiliates has incurred any obligation or entered into any agreement for any investment banking, brokerage, or finder’s fee, or commission in respect of the Transactions for which ZaZa or any Affiliate of ZaZa shall incur any liability.

(e)                                  except for Permitted Encumbrances: (i) EOG owns the [*Company A*] Interests free and clear of the claims of any Person claiming by, through or under it; (ii) no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity or any other Person (including any consents under the [*Company A*] Interests) is required to be obtained or made by it in connection with the Transactions other than Required Consents; and (iii) no part of the [*Company A*] Interests is subject to any Preferential Right, rights of first refusal, or similar rights;

(f)                                   it has not created, assigned, conveyed, suffered, or permitted to exist any Encumbrance on all or any part of the [*Company A*] Interests other than Permitted Encumbrances;

(g)                                  no Proceeding is pending or, to its Knowledge, threatened, on all or any portion of the [*Company A*] Interests, or on its ability to consummate the Transactions, or which could materially and adversely affect ZaZa’s ownership or operations of the [*Company A*] Interests;

(h)                                 (i) it has paid all Taxes on or relating to the [*Company A*] Interests, which are currently due and payable as required by Applicable Law prior to delinquency; (ii) there is not currently in effect any extension or waiver by it of any

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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statute of limitations of any jurisdiction regarding the assessment or collection of any such Tax related to the [*Company A*] Interests; (iii) none of the [*Company A*] Interests is bound as of the applicable effective date by any tax partnership agreement that will be binding upon ZaZa;

(i)                                     (i) it has not received written notice of any request or demand for payments, adjustments of payments or performance pursuant to the obligations under all or any portion of the [*Company A*] Interests that are still outstanding; (ii) it has not received a written notice of default with respect to the payment or calculation of royalties, overriding royalties, rentals, or bonuses that has not been cured; (iii) all bonus, rental, and other payments provided in the [*Company A*] Interests due and payable have been paid; and (iv) to its Knowledge, all bonus, rental, and other payments with respect to the [*Company A*] Interests due and payable have been paid; and

(j)                                    EOG has title that is properly filed for record in the appropriate public records in a manner sufficient to give constructive notice to third Persons and which (i) with respect to each [*Company A*] AMI Unit, covers the number of Net Acres set forth for such [*Company A*] AMI Unit in Exhibit “B-4”; (ii) shall entitle ZaZa to a net revenue interest in each [*Company A*] AMI Well and Additional [*Company A*] Wellbore and all oil, gas, and other hydrocarbons and minerals produced therefrom that is not less than ZaZa’s Participation Interest share of the net revenue interest received by EOG at the [*Company A*] Acquisition Effective Time as set forth on Exhibits “B-4” and “B-5”, as applicable, proportionately reduced to the assigned working interest; and (iii) is free and clear of Encumbrances other than (A) Permitted Encumbrances, and (B) any Title Defects asserted by EOG under the [*Company A*] PSA to the extent, and only to the extent, that, as of the execution date of this Third Amendment, funds attributable to such Title Defects remain in escrow pursuant to the terms of that certain Escrow Agreement dated July 31, 2013, between [*Company A*], Et Al., as Seller, EOG, as Buyer, and Wells Fargo Bank, National Association, as Escrow Agent.

THE REPRESENTATIONS AND WARRANTIES OF EOG CONTAINED IN THIS AGREEMENT AND IN ANY ASSIGNMENT EXECUTED HEREUNDER ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY EOG OR ITS REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED FOR IN THIS AGREEMENT AND IN ANY ASSIGNMENT EXECUTED HEREUNDER, EOG EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES.

5.                                      CONDITIONS PRECEDENT TO FIRST CLOSING; FIRST CLOSING OBLIGATIONS; TERMINATION; ADDITIONAL COVENANTS AND OBLIGATIONS

5.1.                            Conditions Precedent to First Closing.

5.1.1                          Conditions Precedent to EOG’s Obligation to Close.  EOG’s obligation to take the actions required of EOG at the First Closing is subject to the satisfaction, at or prior to

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the First Closing, of each of the following conditions (any of which may be waived by EOG, in whole or in part):

(a)                                 All of ZaZa’s representations and warranties in this Agreement must have been accurate in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of this Agreement, and same must be accurate in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the First Closing Date as if made on the First Closing Date;

(b)                                 All of the covenants, agreements, conditions, and obligations that ZaZa is required to perform or to comply with pursuant to this Agreement at or prior to the First Closing must have been duly performed and complied with in all material respects;

(c)                                  ZaZa must deliver each document, instrument, and agreement required to be delivered by it pursuant to Section 5.2.1; and

(d)                                 EOG must have completed its due diligence review of the ZaZa Leasehold (including title thereto) and the Project Area and be reasonably satisfied that it can identify ZaZa Leases to select for Phase I comprising twenty thousand (20,000) Net Acres as to which no more than ten percent (10%) of same is affected by Defects.  Without limitation, for purposes of this Section 5.1.1(d) only, any of the following shall be reasonably considered a “Defect”:

(i)                                     a fact, event, condition, or matter that would cause or result in the representations and warranties contained in Sections 4.1(d), (e), (f), (j), (k), (l), or (m) to be untrue or inaccurate, in whole or in part;

(ii)                                  a fact, event, condition, or matter that would materially affect or interfere with the development of a ZaZa Lease or the operation, use, or ownership thereof, including conditions arising from other operations, surface or subsurface conditions, third-Person objections, or Governmental Entity restrictions;

(iii)                               a materially adverse restriction or drilling requirement imposed by a ZaZa Lease (regardless of whether termination of the ZaZa Lease in whole or in part is the only penalty for noncompliance);

(iv)                              the absence from a ZaZa Lease of adequate pooling, unitization or communitization authority or other provisions reasonably necessary for EOG to form a pooled unit;

(v)                                 a condition of default of the lessee’s obligations under a ZaZa Lease (or the written notice thereof by a third-Person); or

(vi)                              a depth limitation in a ZaZa Lease that would prevent EOG from drilling to the Target Interval for any Commitment Well.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.1.2                          Conditions Precedent to ZaZa’s Obligation to Close.  ZaZa’s obligation to take the actions required of ZaZa at the First Closing is subject to the satisfaction, at or prior to the First Closing, of each of the following conditions (any of which may be waived by ZaZa, in whole or in part):

(a)                                 All of EOG’s representations and warranties in this Agreement must have been accurate in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of this Agreement, and must be accurate in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the First Closing Date as if made on the First Closing Date;

(b)                                 All of the covenants, agreements, conditions, and obligations that EOG is required to perform or to comply with pursuant to this Agreement at or prior to the First Closing must have been duly performed and complied with in all material respects; and

(c)                                  EOG must deliver each document, instrument, and agreement required to be delivered by it pursuant to Section 5.2.2.

5.2.                            First Closing Obligations.

5.2.1                          ZaZa’s Closing Deliverables.  At the First Closing, ZaZa shall deliver to EOG:

(a)                                 an executed and acknowledged original assignment of the Phase I Leases in sufficient counterparts for recording in each county in which the Phase I Leases are located, in the form attached hereto as Exhibit “G-2”, dated effective as of the Effective Date;

(b)                                 an executed original JOA dated effective as of the Effective Date;

(c)                                  an executed and acknowledged original Memorandum of JOA, in sufficient counterparts for recording in each county in which the Phase I Leases are located, in the form attached hereto as Exhibit “E”;

(d)                                 executed original Federal Foreign Investment in Real Property Tax Act of 1980 and 1984 (FIRPTA) certificates for ZaZa Corporation and ZaZa LLC, in the form attached hereto as Exhibit “J”;

(e)                                  a written, executed settlement statement regarding the Transactions with respect to the First Closing, in a form reasonably approved by the Parties;

(f)                                   a copy of the Letter Agreement executed by ZaZa and Range, in a form approved by EOG;

(g)                                  fully executed copies of all Required Consents (including signatures of all consenting parties) required under the instruments, documents, and agreements set forth on Schedule 4.1(d)(iii);

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(h)                                 a fully executed and recordable original partial release of the U.S. Bank Mortgage as to any interest to be assigned to EOG with respect to the Phase I Leases, in sufficient counterparts for recording in each county in which the Phase I Leases are located, in a form reasonably approved by EOG;

(i)                                     an executed and acknowledged original Memorandum of Joint Exploration and Development Agreement, in sufficient counterparts for recording in each county in which the Leases are located, in the form attached hereto as Exhibit “I-1”;

(j)                                    an executed original letter from Range to ZaZa confirming that ZaZa has satisfied all covenants and obligations set forth in the Fifth Amendment to the Range-ZaZa JV Agreement with respect to the Re-entry Well (as defined in the Range-ZaZa JV Agreement), in a form approved by EOG; and

(k)                                 all other executed and acknowledged (if applicable) agreements, instruments, and documents as may be reasonably required by EOG to complete the Transactions.

5.2.2                          EOG’s Closing Deliverables.  At the First Closing, EOG shall deliver to ZaZa:

(a)                                 an executed and acknowledged original assignment of the Phase I Leases in the form attached hereto as Exhibit “G-2” dated effective as of the Effective Date;

(b)                                 an executed original JOA dated effective as of the Effective Date;

(c)                                  an executed and acknowledged original Memorandum of JOA in the form attached hereto as Exhibit “E”;

(d)                                 a written, executed settlement statement regarding the Transactions with respect to the First Closing, in a form reasonably approved by the Parties;

(e)                                  a copy of the Letter Agreement executed by EOG;

(f)                                   an executed and acknowledged original Memorandum of Joint Exploration and Development Agreement in the form attached hereto as Exhibit “I-1”;

(g)                                  all other executed and acknowledged (if applicable) agreements, instruments, and documents as may be reasonably required by ZaZa to complete the Transactions; and

(h)                                 payment of the Initial Cash Consideration pursuant to Section 1.

5.3.                            ZaZa’s Additional Covenants and Obligations.

(a)                                 Unless otherwise previously furnished to EOG, upon the execution of this Agreement, ZaZa shall promptly deliver to EOG copies of the Files, to the extent such data and records can be provided to EOG without the consent of or payment to

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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any third Person (provided that ZaZa will use reasonable efforts to obtain any such consent) or without, in ZaZa’s reasonable opinion, breaching, or risking a breach of, agreements with other Persons or waiving, or risking waiving, legal privilege.

(b)                                 Notwithstanding anything to the contrary in this Agreement, between the date of this Agreement and the date of each Closing, ZaZa shall not (and shall not commit to), without EOG’s prior written consent:

(i)                                     take any action that would cause its representations or warranties under this Agreement to be materially incorrect (or, with respect to representations and warranties qualified by materiality, incorrect in any respect) as of the date of any Closing;

(ii)                                  commence, propose, or agree to participate in any operations with respect to the ZaZa Leases other than operations proposed by EOG under the JOA or by Range under the Range-ZaZa JOA;

(iii)                               go non-consent as to any operations with respect to any Range-ZaZa Leasehold that has not been assigned to EOG under this Agreement;

(iv)                              terminate, release, cancel, amend, alter, or modify any ZaZa Lease (in whole or in part);

(v)                                 enter into any Contract that would adversely affect EOG’s ability to use, own, or operate the ZaZa Leases; or

(vi)                              sell, convey, grant, bargain, set over, deliver, transfer, or assign to any Person, or otherwise encumber, all or any portion of the ZaZa Leasehold, if and to the extent such action would render ZaZa unable to perform its covenants and obligations under this Agreement.

References to the ZaZa Leasehold in Section 5.3(b)(vi) immediately above shall be interpreted to mean (A) with respect to the date of this Agreement and the First Closing, the entire ZaZa Leasehold; (B) with respect to the Second Closing, the ZaZa Leasehold less and except for the Phase I Leases; and (C) with respect to the Third Closing, any remaining ZaZa Leasehold within the Project Area less and except for the Phase I Leases and Phase II Leases.

(c)                                  From and after the Effective Date (and except as provided in Section 5.4(a)), ZaZa shall timely and correctly pay, and (subject to Section 5.4(c)) charge to the joint account under the JOA, all option to lease payments, delay rental payments, shut-in well payments, extension payments and/or renewal leases, and all other payments, required to maintain the ZaZa Leases that could be elected by EOG as Excess Leases in full force and effect within the Project Area, whether inside or outside of the currently elected Phase(s) until (i) sixty (60) days after EOG’s option on such acreage has been exercised, or (ii) EOG’s option on such acreage has expired pursuant to Section 3.4.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d)                                 If Phase 1, Well No. 2 reaches the Earning Point (as defined in the Range-ZaZa JV Agreement), and Range does not timely exercise its option to participate in such well in accordance with its rights under the Range-ZaZa JV Agreement or goes non-consent, then ZaZa shall instruct Range to execute an assignment to EOG (in a form reasonably acceptable to EOG) of Range’s twenty-five percent (25%) working interest in such well and its associated interest in the applicable Range-ZaZa Leasehold.

(e)                                  If ZaZa’s title to any portion of the Net Acres to be delivered to EOG fails due to ZaZa Corporation’s or ZaZa LLC’s breach of any representation or warranty or other provision of this Agreement, or if there exist facts or circumstances giving rise to a breach or deficiency of one or more representations or warranties of ZaZa Corporation or ZaZa LLC insofar as pertains to title to any specific Oil and Gas Interest, or if ZaZa’s title to any portion of the Net Acres subject to any Proceedings set forth on Schedule 4.1(f) fails or is deficient as a result of such Proceedings, then ZaZa shall have ninety (90) days from the date EOG delivers notice to ZaZa reasonably identifying such deficiency or breach to cure such deficiency or breach to the reasonable satisfaction of EOG.  In the event such deficiency or breach is not cured to the reasonable satisfaction of EOG within such ninety (90) day period, ZaZa shall promptly assign such substitute Net Acres (acceptable to EOG in its reasonable discretion) as are necessary to replace the affected Net Acres from: (i) the Phase II Leases (in respect of any Phase I shortfall), or (ii) any other acreage within the AMI (in respect of any Phase II shortfall or a shortfall with respect to the Supplemental Leases or ZaZa’s Exchange Leasehold).  If ZaZa cures such deficiency or breach within the ninety (90) day period, EOG shall have no further recourse or remedy against ZaZa in connection with such breach or deficiency.  If ZaZa is unable to timely cure such breach or deficiency, but assigns substitute Net Acres to EOG, as described above, within one hundred twenty (120) days after EOG’s delivery of notice to ZaZa of the breach or deficiency, such assignment of appropriate substitute Net Acres shall be the sole remedy for any such breach or deficiency of a representation or warranty or other provision of this Agreement.  If ZaZa is unable to timely cure such breach or deficiency and assign substitute Net Acres to EOG, as described above, within said one hundred twenty (120) day period, then ZaZa shall pay to EOG, within ten (10) days, a total amount equal to U.S. [*] per Net Acre affected by such deficiency or breach (except for the Supplemental Leases and ZaZa’s Exchange Leasehold, as to which the payment amount shall be U.S. [*] per Net Acre affected by such deficiency or breach), as liquidated damages (“Title Defect Liquidated Damages”), and EOG shall promptly re-assign its interest in such affected Net Acres back to ZaZa without warranty of title, express, implied, or otherwise, except as to claims by, through, and under EOG.  It is expressly stipulated by the Parties that the actual amount of damages resulting from ZaZa’s failure to timely cure such breach or deficiency or to assign substitute Net Acres, as described above, would be difficult if not impossible to determine accurately because of the unique nature of this Agreement and the Transactions, and that the Title Defect Liquidated Damages are a reasonable estimate by the Parties of such damages.

(f)                                   From the date of this Agreement through the date of each Closing, ZaZa shall promptly notify EOG in writing if ZaZa obtains Knowledge of any fact,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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circumstance, or other condition that causes or constitutes a material breach of any of ZaZa’s representations and warranties in this Agreement as of the date of this Agreement or as of the date of each Closing, or if ZaZa obtains Knowledge of the occurrence after the date of this Agreement, or after the date of each Closing, of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  During the same period, ZaZa shall promptly notify EOG if ZaZa obtains Knowledge of the occurrence of any material breach of any covenant of ZaZa in this Section 5.3.  From the date of this Agreement to the First Closing Date, ZaZa shall promptly notify EOG if ZaZa obtains knowledge of the occurrence of any event that may make the satisfaction of the conditions in Section 5.1.1 impossible or unlikely.

5.4.                            EOG’s Additional Covenants and Obligations.

(a)                                 Prior to the expiration of the primary term set forth in the Gibbs Brothers Lease, EOG will enter into good faith negotiations with the lessors of such ZaZa Lease and use its reasonable commercial efforts as a reasonable prudent operator to obtain an extension of the primary term by not less than twelve (12) months, whether obtained through an amendment, modification, renewal, or extension of same.  EOG shall bear 100% of the expenses associated with obtaining such extension.  Regardless of whether EOG is successful in obtaining said primary term extension, EOG’s right to earn interest in ZaZa Leasehold under this Agreement shall remain unaffected.

(b)                                 From and after the Effective Date and until EOG has satisfied its obligations under Section 3 of this Agreement, EOG shall not sell, convey, grant, bargain, set over, deliver, transfer, or assign to any Person, or otherwise encumber, all or any portion of the ZaZa Leasehold in which EOG acquires an interest, in each case, other than as would result in a Permitted Encumbrance, and then only if and to the extent such action would not render EOG unable to perform its obligations under this Agreement.  (For purposes of only this Section 5.4(b), the definition of “Permitted Encumbrances” is deemed to be amended as appropriate to describe the equivalent or reciprocal encumbrances that would not materially adversely affect any interests to be reassigned by EOG to ZaZa under this Agreement, rather than interests to be assigned by ZaZa to EOG.)

(c)                                  From and after the Effective Date (with respect to the Phase I Leases) and the Second Closing Date (with respect to the Phase II Leases, ZaZa’s Exchange Leasehold, and the Supplemental Leases), until December 31, 2013 (and except as provided in Section 5.4(a)), EOG shall, pursuant to the joint account under the JOA, pay to ZaZa one-third (or, if outside of the Range-ZaZa Leasehold, 58.33%) of the costs paid by ZaZa between the Effective Date or Second Closing Date, as applicable, and December 31, 2013, of all delay rental payments, extension payments and/or renewal leases, and all other payments (but excluding all option to lease payments), that are required to maintain the Phase I Leases, the Phase II Leases, ZaZa’s Exchange Leasehold, and the Supplemental Leases in full force and effect and that are due and payable during such time periods.  For avoidance of doubt, if Range elects to take a working interest in Phase I, Well No.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2, ZaZa shall retain all rights to reimbursement from Range with respect to the lease extension costs on the Range-ZaZa Leasehold as set forth in Section 3.2(a) of the Range-ZaZa JV Agreement as amended by the Fifth Amendment thereto.  Further, if Range declines to take a working interest in Phase I, Well No. 2, then EOG shall, pursuant to the joint account under the JOA, pay to ZaZa an additional one-fourth of the cost paid by ZaZa of all delay rental payments, extension payments and/or renewal leases, and all other payments (but excluding all option to lease payments), that are required to maintain the Phase I Leases in full force and effect and that are due and payable during such time period.  From and after January 1, 2014, EOG shall reimburse ZaZa for its Participation Interest share of all delay rental payments, shut-in well payments, extension payments and/or renewal leases, and all other payments (but excluding all option to lease payments), that are required to maintain the ZaZa Leases in full force and effect within the Project Area, whether inside or outside of the currently elected Phase(s); provided, however, that such obligation shall cease (i) for ZaZa Leases outside Phase I, Phase II, ZaZa’s Exchange Leasehold and the Supplemental Leases that are not Assigned Excess Leases and (ii) for any ZaZa Lease that EOG is required to reassign to ZaZa pursuant to Section 5.3(e) upon its reassignment to ZaZa.

(d)                                 EOG shall not propose or drill more than eight (8) wells at any time prior to Completion of all previous wells drilled by EOG in the Project Area.

(e)                                  From the date of this Agreement through the date of each Closing, EOG shall promptly notify ZaZa in writing if EOG obtains Knowledge of any fact, circumstance, or condition that causes or constitutes a material breach of any of EOG’s representations and warranties in this Agreement as of the date of this Agreement or as of the date of each Closing, or if EOG obtains Knowledge of the occurrence after the date of this Agreement, or after the date of each Closing, of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  During the same period, EOG shall promptly notify ZaZa if EOG obtains Knowledge of the occurrence of any material breach of any covenant of EOG in this Section 5.4.  From the date of this Agreement to the First Closing Date, EOG shall promptly notify ZaZa if EOG obtains knowledge of the occurrence of any event that may make the satisfaction of the conditions in Section 5.1.2 impossible or unlikely.

6.                                 MISCELLANEOUS

6.1.                            Term and Survival of Specific Provisions.  The term of this Agreement (the “Term”) (excepting the AMI provisions of Section 2 and EOG’s reassignment obligations under Section 5.3(e)) shall extend from the Effective Date until EOG has fully performed its obligations for Phases I and II and the Additional Well as provided in Section 3.  Notwithstanding the foregoing, the following provisions of this Agreement will survive and be applicable, but only to the extent of EOG’s retention of any interest in the ZaZa Leasehold after termination:

Sections 2.1 through 2.11, 5.4(d), 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.10, 6.11, 6.12 and 6.14.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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If any of these surviving provisions expressly conflicts with any term of the applicable JOA, then the terms of the JOA shall govern.  However, the absence of a provision in the JOA that addresses the same subject matter as a surviving provision of this Agreement shall not be deemed a conflict between such provision and the JOA.

6.2.                            Construction.  The headings of Sections, Appendices, Exhibits, and Schedules in this Agreement are provided for convenience only and shall not affect its construction or interpretation.  Unless otherwise indicated, all references to “Section,” “Appendix,” “Exhibit,” or “Schedule” refer to the corresponding Section, Appendix, Exhibit, or Schedule of this Agreement.  Unless otherwise expressly provided herein, the word “including” does not limit the preceding words or terms and (in its various forms) means including without limitation.  Each Party has had substantial input into the drafting and preparation of this Agreement and has had the opportunity to exercise business discretion in relation to the negotiation of the details of the Transactions.  This Agreement is the result of arm’s-length negotiations from equal bargaining positions.  This Agreement shall not be construed against any Party, and no consideration shall be given or presumption made on the basis of who drafted this Agreement or any particular provision hereof or who supplied the form of Agreement.

6.3.                            Entire Agreement.  This Agreement, together with all exhibits and schedules attached hereto, supersedes all prior negotiations, understandings, letters of intent, agreements, and communications (whether written or oral) between the Parties relating to the Project Area and embodies the entire understanding and agreement between the Parties with respect thereto.  Any amendments or modifications to this Agreement shall be in writing and executed by all of the Parties.

6.4.                            No Third Person Beneficiaries.  This Agreement shall be binding upon and inure to the benefit of EOG and ZaZa, and each of their respective heirs, legal representatives, successors and permitted assigns.  Except as specifically set forth herein, nothing in this Agreement is intended to or shall confer upon any Person other than the Parties, and their respective heirs, legal representatives, successors and permitted assigns any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

6.5.                            Invalid Terms.  If any term or other provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced by Applicable Law or public policy, all other conditions, terms, and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the maximum extent possible.

6.6.                            Governing Law.  The laws of the State of Texas, without regard to any conflict of laws principles, shall be applied in the interpretation, construction, application and for all other matters concerning this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

6.7.                            Successors and Assigns.  This Agreement, including any rights, interests, or obligations contained herein, may not be assigned in whole or in part by either Party without the prior written consent of the other Party.  Such consent shall not be unreasonably withheld, conditioned, or delayed.  Any attempted assignment made in violation of this provision will be, in the sole discretion of the non-assigning Party (and in addition to any other remedy available to such Party at law or in equity), voidable and of no force and effect.  The granting of consent to any assignment will be effective only as to the specific assignment that is the express subject of such consent, and any subsequent assignment that may be proposed or attempted will be void without the non-assigning Party’s prior written consent.

6.8                               Force Majeure.  Should either Party be prevented from complying with any obligation or other requirement of this Agreement (in EOG’s case, including the timely commencement of drilling operations for any well during Phase I and/or Phase II or the Additional Well as set forth in Section 3) due to scarcity of or inability to procure or to use any necessary equipment, material, transportation, services, or labor, or due to issuance or enactment of any federal, state or local law, order, rule or regulation, or due to any other circumstances beyond the reasonable control of such Party, including earthquake, flood, acts of God or of the elements or by public enemies, war, insurrection, riot, strike, picketing, boycotting, lockouts, acts of any Governmental Entity, failure or delay (other than an account of price) of third Persons or Governmental Entities from whom a Party is obtaining or must obtain rights of way, easements, Permits, consents or approvals, machinery, materials, equipment, transportation, independent contractors, services or suppliers, including gas gathering or transportation services, to grant or deliver same (individually and collectively, a “Force Majeure Event”), then while so prevented, the impaired Party’s performance obligations hereunder shall be suspended, and such Party shall not be liable or responsible to the other Party for any delay, damages, losses, liabilities, or failure occasioned by a Force Majeure Event.  If there is a time period provided hereunder for such performance, then the time period shall be extended by the duration of the Force Majeure Event.  Notwithstanding the foregoing and any provision contained in any applicable JOA to the contrary: (i) the occurrence of any Force Majeure Event shall never excuse the making of any payment due to any other Party hereunder; (ii) in any event where the terms of this Section 6.8 are in conflict with the force majeure terms of any oil and gas lease, such terms of the oil and gas lease shall prevail in every instance involving the performance by any Party of any of the obligations of the original lessee of such oil and gas lease; and (iii) no Party shall be required against its will to adjust any labor or similar dispute except in accordance with the Applicable Laws of any Governmental Entity maintaining jurisdiction thereover.

6.9                               Notices.  All notices, elections, and other communications hereunder shall be in writing and are deemed duly delivered when (a) delivered if delivered personally or by a nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile (fax) or electronic mail with confirmation of receipt (or, the first Business Day following such transmission if the date of transmission is not a Business Day or if the confirmation of receipt is received after 5 p.m. Central time), or (c) received or rejected by the addressee, if sent by United States of America certified or registered mail, return receipt requested; in each case to the following addresses or facsimile

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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numbers and marked to the attention of the individual (by name or title) designed below (or to such other address, facsimile number or individual as a Party may designate by notice to the other Party):

If to ZaZa:	ZaZa Energy Corporation
ZaZa Energy LLC
Attn: Chief Executive Officer (cc: CCO & General Counsel)
1301 McKinney, Suite 2850
Houston, Texas 77010
Fax No.: (713) 595-1919

If to EOG:	EOG Resources, Inc.
Attn: Land Manager
6101 S. Broadway, Suite 200
Tyler, Texas 75703
Fax No.: (903) 283-9104

6.10                        Further Assurances.  From time to time following the Effective Date, at the request of a Party, without further consideration, the other Party shall perform such other acts and execute and deliver such other documents and instruments as may be necessary in order to effectuate more fully and effectively the terms and provisions of this Agreement.

6.11                        No Partnerships.  The Parties do not intend to create a mining or any other partnership, joint venture or association by entering into, and performing under, this Agreement.  The Parties agree that for the purposes of United States federal income taxation, they are not to be taxed as a partnership and each Party will elect to be excluded from the application of all of the provisions of Subchapter “K”, Chapter 1, Subtitle “a”, of the Code, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Any liability of the Parties hereunder shall be several, not joint or collective.

6.12                        Public Announcements.  Subject to Applicable Law and the requirements of the principal stock exchange in which any securities of a Party are listed, quoted or admitted for trading, at all times during the Term and AMI Term, no Party shall issue, or permit any of its Representatives to issue, any press release or other public announcement with respect to this Agreement, the operations conducted hereunder or the Transactions without prior mutual discussion among the Parties regarding its content and the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned, or delayed.  Any such press release or statement required by Applicable Law shall only be made after reasonable notice to the other Party (to the extent permitted by Applicable Law and the requirements of the principal stock exchange in which any securities of a Party are listed, quoted or admitted for trading).

6.13                        Counterpart Originals.  This Agreement may be executed in counterparts, each of which will be considered an original for all purposes.  This Agreement may be validly executed and delivered by facsimile or other electronic transmission.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36

6.14                        Mutual Confidentiality.  The terms, provisions, and conditions of this Agreement and any materials, information, files, and documentation provided by one Party to the other Party in connection herewith are strictly confidential and proprietary, and shall be treated and maintained as such, and except where otherwise expressly provided hereunder, including Section 6.12 above, neither the terms, provisions, and conditions hereof or any materials, information, and documents received from the other Party in connection herewith shall be disclosed by a Party without the prior written consent of the other Party to any Person not a Party to this Agreement, except to a Party’s Representatives; any Person financing the Parties’ participation in the potential acquisition or drilling, including any professional consultants retained by the lender for purposes of evaluating the information; any Person that has entered into a prior confidentiality agreement with ZaZa reasonably acceptable to EOG and with whom ZaZa is conducting good faith negotiations for the sale of ZaZa or of its interests in the Project Area, provided that ZaZa gives prior written notice to EOG identifying such Person and providing EOG with a copy of such confidentiality agreement; lease holders, lessors, or potential lessors within the Project Area to whom a Party has a need or an obligation to disclose certain information and such disclosures as may be required by Applicable Law and the requirements of the principal stock exchange in which any securities of a Party are listed, quoted or admitted for trading.  In any event, the disclosing Party shall be responsible for ensuring that any Person to whom the information is disclosed shall keep the information confidential in accordance with this provision.

6.15                        Time is of the Essence.  The Parties agree that time is of the essence with respect to this Agreement.

6.16                        Waiver.  EOG or ZaZa may: (a) waive any inaccuracies in the representations and warranties of the other contained in this Agreement or in any document, instrument, certificate, or writing delivered pursuant to this Agreement, or (b) waive compliance by the other with any of the other’s agreements or fulfillment of any conditions to their own obligations contained in this Agreement.  Any agreement on the part of a Party to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party.  The failure of a Party to insist in any one or more instance upon the strict performance of any one or more of the obligations under this Agreement, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this agreement or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach or omission.

6.17                        Cumulative Remedies.  In the event of a default by a Party in the performance of its obligations pursuant to this Agreement, the JOA, and any other valid agreement or instrument between the Parties, the other Party shall be entitled to all remedies available at law or in equity, and all such remedies shall be cumulative.  Should any Party initiate a Proceeding against the other Party to enforce this Agreement, the non-prevailing Party shall be liable for the reasonable and necessary attorneys’ fees, costs, and expenses of the prevailing Party.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.18                        Jurisdiction and Venue.  THE PARTIES AGREE THAT ANY STATE OR FEDERAL COURT OF HARRIS COUNTY, TEXAS, SHALL HAVE EXCLUSIVE JURISDICTION AND VENUE OVER ALL PROCEEDINGS, DISPUTES AND OTHER MATTERS RELATING TO (I) THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT EXECUTED PURSUANT HERETO, (II) THE PROJECT AREA, AND (III) ANY OBLIGATIONS OF A PARTY THAT MAY SURVIVE THE EXECUTION OF THIS AGREEMENT, AND THE PARTIES EXPRESSLY CONSENT TO AND AGREE NOT TO CONTEST SUCH EXCLUSIVE JURISDICTION AND VENUE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

6.19                        Limitation of Damages.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY (EXCEPT AS TO SECTION 6.17 AND THE TITLE DEFECT LIQUIDATED DAMAGES AS DESCRIBED IN SECTION 5.3(E)), IN NO EVENT SHALL EITHER PARTY AND/OR ITS REPRESENTATIVES BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT, ECONOMIC, EXEMPLARY, OR PUNITIVE DAMAGES CLAIMED BY THE OTHER PARTY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, EXCEPT TO THE EXTENT SUCH CLAIMING PARTY SUFFERS SUCH DAMAGES TO A THIRD PERSON (EXCLUDING ANY REPRESENTATIVE OF SUCH CLAIMING PARTY).

(Signature Page Follows)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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THIS AGREEMENT is signed by the Parties as of the date shown under their respective signatures, and when signed by the Parties shall be deemed effective as of the Effective Date.

ZaZa Energy Corporation		ZaZa Energy LLC

By:	/s/ Todd A. Brooks	By:	/s/ Todd A. Brooks
	Todd A. Brooks		Todd A. Brooks
	President and CEO		Manager

Date:	October 15, 2013	Date:	October 15, 2013

EOG Resources, Inc.

By:	/s/ Randall L. Davis
Randall L. Davis
Agent and Attorney-in-Fact

Date:	October 15, 2013

[Signature Page to Joint Exploration and Development Agreement]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1

List of Exhibits and Schedules

Exhibit “A-1”	Map of Project Area

Exhibit “A-2”	Map of Expanded Project Area

Exhibit “B-1”	Schedule of Original ZaZa Leasehold (less Original Range-ZaZa Leasehold)

Exhibit “B-2”	Schedule of Original Range-ZaZa Leasehold

Exhibit “B-3”	Schedule of [*Company A*] AMI Leasehold

Exhibit “B-4”	Schedule of [*Company A*] AMI Units and [*Company A*] AMI Wells

Exhibit “B-5”	Schedule of Additional [*Company A*] Wells

Exhibit “B-6”	Schedule of ZaZa’s Exchange Leasehold (less ZaZa’s Range-ZaZa Exchange Leasehold)

Exhibit “B-7”	Schedule of ZaZa’s Range-ZaZa Exchange Leasehold

Exhibit “C”	Form of Assignment for AMI Acquired interests

Exhibit “D-1”	Form of JOA

Exhibit “D-2”	Form of Amended JOA

Exhibit “E-1”	Form of Memorandum of JOA

Exhibit “E-2”	Form of Amended Memorandum of JOA

Exhibit “F”	Oil & Gas Well Data sheet

Exhibit “G-1”	Form of Assignment from ZaZa to EOG (where no Range-ZaZa Leasehold is included)

Exhibit “G-2”	Form of Assignment from ZaZa to EOG (where Range-ZaZa Leasehold is included)

Exhibit “G-3”	Form of Wellbore Assignment from EOG to ZaZa for the Additional [*Company A*] Wellbores

Exhibit “G-4”	Form of Assignment from EOG to ZaZa for EOG’s Exchange Interests

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1 - 1

Exhibit “G-5”	Form of Wellbore Assignment from ZaZa to EOG for the Additional [*Company A*] Wellbores

Exhibit “G-6”	Form of Assignment from ZaZa to EOG for ZaZa’s Exchange Leasehold, Stingray Well, and Commodore Well

Exhibit “H”	Excluded Merger ORRIs

Exhibit “I-1”	Memorandum of Joint Exploration and Development Agreement

Exhibit “I-2”	Amended Memorandum of Joint Exploration and Development Agreement

Exhibit “J”	Form of FIRPTA Certificate

Schedule 4.1(d)(iii)	Required Consents

Schedule 4.1(f)	Proceedings

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1 - 2

APPENDIX 2

Definitions

“Acquired Interest” has the meaning assigned to such term in Section 2.4.

“Acquired Interest Offer Date” has the meaning assigned to such term in Section 2.4.

“Acquiring Party” has the meaning assigned to such term in Section 2.4.

“Acquisition Cost” has the meaning assigned to such term in Section 2.8.

“Additional [*Company A*] Wellbore Assignment Effective Time” means 7:00 a.m. Central Time on October 1, 2013.

“Additional [*Company A*] Wellbores” has the meaning assigned to such term in the Recitals to this Agreement.

“Additional [*Company A*] Wells” has the meaning assigned to such term in the Recitals to this Agreement.

“Additional Interest” has the meaning assigned to such term in Section 2.5.5.

“Additional Well” has the meaning assigned to such term in Section 3.3.

“Affiliate” means any Person directly or indirectly controlling, controlled by or under common control with a Person.  For the purposes of this definition, “control” means possession, directly or indirectly, of the power to direct or cause the direction of management, policies, or action of a Person through ownership of fifty percent (50.0%) or more of the Person’s voting rights or other equity rights, pursuant to a written agreement or contract, membership in management or in the group appointing or electing management, or otherwise through formal or informal arrangements or business relationships.  The terms “controls”, “controlling”, and “controlled by” and other derivatives shall be construed accordingly.

“Agreement” has the meaning assigned to such term in the introductory paragraph.

“AMI” has the meaning assigned to such term in Section 2.1.

“AMI Term” has the meaning assigned to such term in Section 2.10.

“Applicable Law” means any statute, law, principle of common law, treaties, rule, regulation, judgment, order, ordinance, requirement, code, writ, injunction, decision, or decree of any Governmental Entity, including the common or civil law and all judgments, decrees, injunctions, writs, orders, or like action of any court, arbitrator, or other Governmental Entity of competent jurisdiction.

“Assigned Excess Leases” has the meaning assigned to such term in Section 3.4.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 1

“[*Company A*] Acquisitions” has the meaning assigned to such term in the Recitals to this Agreement.

“[*Company A*] Acquisition Effective Time” means 7:00 a.m. on June 1, 2013, being the effective time of the [*Company A*] Acquisitions.

“[*Company A*] AMI Leases” has the meaning assigned to such term in the Recitals to this Agreement.

“[*Company A*] AMI Units” means the oil and gas units lying (in whole or in part) within the Project Area that were acquired by EOG pursuant to the [*Company A*] Acquisitions, as more particularly described in Exhibit “B-4”.

“[*Company A*] AMI Wells” has the meaning assigned to such term in the Recitals to this Agreement.

“[*Company A*] Assignment” has the meaning assigned to such term in the Recitals to this Agreement.

“[*Company A*], Et Al.” means [*Company A*], [*Company B*], [*Company C*], [*Company D*], and [*Company E*].

“[*Company A*] Interests” has the meaning assigned to such term in the Recitals to this Agreement.

“[*Company A*] PSA” has the meaning assigned to such term in the Recitals to this Agreement.

“Business Day” means a day other than a Saturday, Sunday, or day on which commercial banks in the State of Texas are authorized or required to be closed for business.

“Cash Carry Obligation” has the meaning assigned to such term in Section 3.3.

“Closing” means any of: (i) the First Closing, (ii) the Second Closing, and (iii) if applicable, the Third Closing.

“Code” means the Internal Revenue Code of 1986, or any comparable successor statute thereto, as amended.

“Commitment Well” means a Phase I Commitment Well or a Phase II Commitment Well, as applicable.

“Commodore Well” means the Commodore A-1H Well, API No. 471-30353, located in the W. Garrett Survey, Abstract No. 208, Walker County, Texas.

“Complete”, “Completion” or “Completed” means (a) for a well capable of producing, the point at which drilling operations have been completed, all well production facilities have been installed on the unit to enable such well to be placed on production under normal operations, and sales of petroleum (either oil or gas) have begun to be made through such surface facilities; and (b) for an unsuccessful well (e.g., dry or abandoned and plugged hole or a well incapable of

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 2

producing in paying quantities), that all operations in respect of the well (including for its plugging and abandonment) have been completed.  Notwithstanding the foregoing, if a horizontal well has been fracced in multiple stages but is placed on production before all plugs separating the completed stages have been drilled out, then, if further operations to drill out the remaining plugs have not yet commenced within ninety (90) days after initial production from such well, then the well shall be deemed to be “Completed” retroactive as of the date the well was placed on production and any subsequent operations to drill out the plugs shall be treated as workover/rework operations under Article VI.B (“Subsequent Operations”) of the JOA, subject to all of the proposal and voting requirements under relevant provisions for such types of “Subsequent Operations” (as defined in the JOA), and costs will be borne on a heads-up basis.  If further operations have commenced to drill out the remaining plugs for the remaining frac stages within ninety (90) days after initial production from such well, such operations will be considered a continuation of Completion operations, subject to any relevant carry obligations.

“Contract” means any contract, agreement, instrument, lease (separate from the ZaZa Leases), license, commitment, understanding, option, or other document, by which any of the ZaZa Leasehold is bound, or that affects, concerns, pertains or relates to, or is used in connection with, the ZaZa Leasehold, including operating agreements; unitization, pooling, and communitization agreements, declarations, and orders; joint venture agreements; farmin and farmout agreements; water rights agreements; production handling agreements; exploration agreements; development agreements; participation agreements; exchange agreements; compressor rental agreements; transportation or gathering agreements; and agreements for the sale of oil, gas or other hydrocarbons.

“COPAS” means the Council of Petroleum Accountants Societies.

“Costs through Completion” has the meaning assigned to such term in Section 3.1.3.

“[*Company B*] Assignment” has the meaning assigned to such term in the Recitals to this Agreement.

“Defect” has the meaning assigned to such term in Section 5.1.1(d).

“Eagle Ford Interval” means the stratigraphic equivalent of the interval depicted between the depths of [*] as shown [*].

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Encumbrance” means any burden (including any royalty or other interest), claim, lien, lis pendens, mortgage, deed of trust, security interest, pledge, charge, option, right-of-way, easement, right-of-way, encroachment, or encumbrance of any kind whatsoever.

“EOG” has the meaning assigned to such term in the introductory paragraph.

“EOG’s Exchange Interests” has the meaning assigned to such term in Section 3.2.1(d).

“Estimated Additional Interest” has the meaning assigned to such term in Section 2.5.5.

“Excess Lease Consideration” has the meaning assigned to such term in Section 3.4.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 3

“Exchange Consideration Excess” has the meaning assigned to such term in Section 3.2.2(d).

“Exchange Consideration Shortfall” has the meaning assigned to such term in Section 3.2.2(d).

“Exchange Consideration Value” has the meaning assigned to such term in Section 3.2.2(c).

“Excluded Merger ORRIs” means the overriding royalty interests described on Exhibit “H”.

“Files” means all files (whether originals, copies, or in digital or electronic format), including the Contracts, the ZaZa Leases, lease files, title files, abstracts of title, title opinions, title information, title commitments, land surveys, maps, data, correspondence, environmental and regulatory files and reports, engineering and production files, accounting files or the portion thereof relating directly to the Project Area or ZaZa Leasehold, seismic records and surveys, gravity maps, geological or geophysical data and records, analyses, interpretations, and all other files, documents, materials, information, instruments and records of every kind and description that EOG may reasonably request that are in ZaZa’s control or possession which affect, concern, pertain or relate to, or are used in connection with, the Project Area or ZaZa Leasehold.

“First Amendment” has the meaning assigned to such term in the introductory paragraph.

“First Closing” means the closing of those certain Transactions related to payment of the Initial Cash Consideration and the assignment of the Phase I Leases.

“First Closing Date” has the meaning assigned to such term in Section 1.

“Force Majeure Event” has the meaning assigned to such term in Section 6.8.

“GAAP” means generally accepted accounting principles in effect in the United States as amended from time to time.

“Georgetown Formation” means the stratigraphic equivalent of the interval depicted between the [*].

“Gibbs Brothers Lease” means that certain Oil and Gas Lease dated effective August 4, 2010, by and between Gibbs Brothers & Company, L.P., as lessor, and Gulf Sands Energy, LLC, as lessee, as evidenced by that certain Memorandum of Oil and Gas Lease dated effective August 4, 2010, recorded in Volume 983, Page 740, of the Official Public Records of Walker County, Texas.

“Governmental Entity” means any court or tribunal in any jurisdiction (domestic or foreign) or any federal, state, county, provincial, tribal, parish, municipal or other governmental or quasi-governmental body, agency, authority, administration, department, board, commission, instrumentality, bureau, or instrumentality.

“Hydrocarbons” means oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous and liquid hydrocarbons or any combination thereof and other minerals extracted from or produced with the foregoing.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 4

“Initial Cash Consideration” has the meaning assigned to such term in Section 1.

“JOA” has the meaning assigned to such term in Section 3.8.

“Knowledge” of a specified Person (or similar references to a Person’s knowledge) means (a) in the case of a Person who is an individual, the actual knowledge of such Person, or (b) in the case of a Person which is corporation or other entity, the actual knowledge of an officer or employee who devoted substantive attention to matters of such nature during the ordinary course of his employment by such Person without any independent diligence or verification.

“Lease Protection Well” has the meaning assigned to such term in Section 3.5.

“Letter Agreement” means that certain Letter Agreement dated March 25, 2013, between EOG, ZaZa, and Range, regarding the Sixth Amendment to and Consent to Partial Assignment of the Range-ZaZa JV Agreement.

“Lower Cretaceous Interval” means the stratigraphic equivalent of [*].

“Merger ORRIs” means the overriding royalty interests of the former owners (or their Affiliates) of ZaZa LLC on all of the ZaZa Leasehold and ZaZa’s Exchange Leasehold, except for the Excluded Merger ORRIs set forth on Exhibit “H”.

“Miss Kati Unit” means the pooled unit described in that certain Declaration of Unit recorded in Vol. 1078, Page 405, Official Records of Walker County, Texas.

“Miss Kati Unit Well” means that certain well, API No. 42471303560000, located in Walker County, Texas

“Net Acre” means:

(a) with respect to the ZaZa Leasehold, the arithmetic product of: (i) ZaZa’s undivided interest in the ZaZa Leasehold created by the applicable ZaZa Lease, multiplied by (ii) the number of acres of the Project Area covered by the ZaZa Lease, multiplied by (iii) the lessor’s percentage interest in the oil, gas and mineral fee estate in the land covered by such ZaZa Lease; and

(b) with respect to the [*Company A*] AMI Leases, as defined in the [*Company A*] PSA.

“NRI” has the meaning assigned to such term in Section 4.1(l).

“Non-Acquiring Party” has the meaning assigned to such term in Section 2.4.

“Oil and Gas Interest” means any oil and gas leasehold interest (including any renewal, modification, amendment, or extension of same) or other interest in the oil, gas and mineral estate, including any working interests, operating rights, fee mineral interests, production payments, net profits interests, carried interests, royalty interests, overriding royalty interests, and any other interest in oil and gas and/or oil and gas rights, or rights to earn any such interest

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 5

under a farmout/farmin contract, farmout option contract, or other right to explore for, develop, or produce oil, gas, or other minerals.

“Original Agreement” has the meaning assigned to such term in the introductory paragraph.

“Original ZaZa Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

“Original Range-ZaZa Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

“Participation Interests” has the meaning assigned to such term in Section 2.5.

“Party” and “Parties” have the meanings assigned to such terms in the introductory paragraph.

“Payout” means the date that EOG first recovers 100% of the Costs attributable to the relevant well out of EOG’s Share of Production attributable to such well.  For purposes of this definition: (i) “Costs” shall include all unreimbursed Costs through Completion and any other unreimbursed costs incurred by EOG in operating such well until such recoupment occurs, together with any applicable gross production, ad valorem, severance, and other similar Taxes measured by production and paid by EOG; and (ii) “Share of Production” shall include all production attributable to the well after deducting applicable royalties, overriding royalties, and other similar burdens.  Without limiting the foregoing, EOG’s Share of Production expressly does not include the share of production payable to ZaZa or any other leasehold interest owner.

“Permits” means licenses, permits, franchises, consents, approvals, variances, exemptions, and other authorizations of or from any Governmental Entity.

“Permitted Encumbrances” means

(a)               (i) lessors’ royalties, overriding royalties and any other similar payments out of production affecting EOG’s NRI if the net cumulative effect of such burdens does not operate to reduce the NRI or Net Acres of EOG in any ZaZa Lease below the NRI or Net Acres set forth for such ZaZa Lease on Exhibit “B-1”, proportionately reduced to the assigned working interest, (ii) subject to Section 3.6.1, the Merger ORRIs, and (iii) subject to Section 3.6.2, the Excluded Merger ORRIs as reflected on Exhibit “H”;

(b)               Preferential Rights with respect to which either (i) waivers or consents with respect to the Transactions are obtained from the holders thereof, or (ii) required notices of the Transactions have been given to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(c)                required third Person consents to assignment and similar agreements with respect to which (i) waivers or consents are obtained from the appropriate Persons, (ii) proper notice in compliance with the terms of such consent or similar agreement has been given to the appropriate Persons and the appropriate time for asserting such rights has expired without an exercise of such rights, request for further information about the Transactions or either Party, or other objection to the Transactions, (iii) arrangements (acceptable to EOG in its reasonable discretion) have been made by the Parties to allow

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 6

EOG to receive substantially the same economic benefits as if all such waivers and consents had been obtained, (iv) there is no provision therein that such consent may be withheld in the sole and absolute discretion of the holder, or (v) there is no provision therein expressly stating that an assignment in violation thereof is void or voidable, triggers the payment of damages (liquidated or otherwise), or causes termination of the ZaZa Leases.

(d)               all consents by, required notices to, filings with, or other actions by Governmental Entities in connection with the sale or conveyance of the ZaZa Leases if the same are customarily obtained subsequent to such sale or conveyance;

(e)                easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations which do not and will not materially interfere with or detract from the operation, value, or use of the ZaZa Leases by EOG or the handling, processing, storage, sale, or transportation of production therefrom;

(f)                 statutory liens for taxes not yet due or not yet delinquent;

(g)                all rights reserved to or vested in any Governmental Entity to control or regulate any of the ZaZa Leases in any manner and all Applicable Laws;

(h)               all defects and irregularities of title that would not reasonably be expected to result in claims that would materially and adversely affect EOG’s title to, or ownership, operation or value of, the ZaZa Leases or the handling, processing, storage, sale, or transportation of production therefrom, including without limitation (i) defects in the early chain of title consisting of the failure to recite marital status or the omission of succession or heirship proceedings; (ii) defects or irregularities arising out of the lack of a survey or metes and bounds description; (iii) defects or irregularities arising out of or relating to the lack of powers of attorney from corporations to execute and deliver documents on their behalf (iv) defects related to the lack of spousal joinder in situations in which the Texas Title Examination Standards (Texas Property Code, Title 2, Appendix) indicate that spousal joinder is not necessary; (v) irregularities cured by possession under applicable statutes of limitation and statutes relating to acquisitive (or liberative) prescription; (vi) defects arising from prior expired oil and gas leases that are not surrendered or released of record, provided that evidence satisfactory to EOG in its reasonable discretion is provided to EOG to establish that such leases are not maintained, in whole or in part, by operations, production, or otherwise; and (viii) defects arising out of any change in Applicable Laws after the Effective Date;

(i)                   any liens or encumbrances created by deeds of trust, mortgage instruments, security instruments, or other documents securing a promissory note granted by any Party or the owner of the surface or minerals, which, individually or in the aggregate, do not (and would not upon foreclosure or other enforcement): (i) interfere materially with the operation, value or use of any of the ZaZa Leases by EOG or the handling, processing, storage, sale, or transportation of production therefrom; (ii) prevent EOG from receiving the proceeds of production from any of the ZaZa Leases attributable to its Participating Interest; (iii) reduce the NRI of EOG in any ZaZa Lease below the NRI set forth for such ZaZa Lease on Exhibit “B-1”, proportionately reduced to the assigned

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 7

working interest; or (iv) reduce the Net Acres in any ZaZa Lease below the Net Acres set forth for such ZaZa Lease on Exhibit “B-1”; and

(j)                  the U.S. Bank Mortgage to the limited extent that it is released, insofar as it covers any interest to be assigned to EOG under this Agreement, by a fully executed, recordable instrument delivered to EOG prior to or contemporaneously with each Closing.

“Person” means any individual, corporation, body corporate, partnership, limited liability company (or similar entity), joint venture, association, joint-stock company, syndicate, enterprise, company, entity, sole proprietorship, trust, enterprise, unincorporated organization, or Governmental Entity or other entity, in each case whether or not having a separate legal personality.

“Phase” means Phase I or Phase II.

“Phase I” has the meaning assigned to such term in Section 3.1.2.

“Phase I Commitment Wells” has the meaning assigned to such term in Section 3.1.2.

“Phase I Leases” means the ZaZa Leases to be assigned by ZaZa to EOG in connection with Phase I, as mutually selected and designated by the Parties prior to the First Closing Date and as more particularly described on Exhibits A-1 and A-2 to the original assignment to be delivered by each Party at the First Closing (per Sections 5.2.1(a) and 5.2.2(a)) in the form attached hereto as Exhibit “G-2,” pursuant to which ZaZa shall collectively deliver to EOG 20,000 Net Acres.

“Phase II” has the meaning assigned to such term in Section 3.2.

“Phase II Commitment Wells” has the meaning assigned to such term in Section 3.2.3.

“Phase II Credit” has the meaning assigned to such term in Section 3.2.1(e).

“Phase II Leases” has the meaning assigned to such term in Section 3.2.

“Post-Second Closing Date” has the meaning assigned to such term in Section 3.2.2(f).

“Preferential Right” means any right or agreement that enables any Person to purchase or otherwise acquire all or part of any ZaZa Lease or any right, title, or interest therein or any asset associated therewith, as a result of or in connection with (a) the sale, assignment, or other transfer of any ZaZa Lease or any interest therein, portion thereof, or associated right therewith, or (b) the execution, delivery, or performance of this Agreement.

“Proceedings” means any proceedings, actions, audits, disputes, claims, suits, investigations, reassessments, and inquiries by or before any arbitrator or Governmental Entity.

“Project Area” has the meaning assigned to such term in the Recitals to this Agreement.

“Property Costs” has the meaning assigned to such term in Section 3.2.2(b).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 8

“PV10 Value” has the meaning assigned to such term in Section 2.5.5.

“Range” means Range Texas Production, LLC, a Delaware limited liability company.

“Range AMI Interest” means any leasehold interest or contractual right to earn a leasehold interest, mineral interest, royalty interest, right under a farmout or farmin agreement, production payment, net profits interest, or any other interest in the oil, gas, condensate, and casinghead gas in, on or under the lands within the Range-ZaZa AMI acquired during the term of such Range-ZaZa AMI; provided, however, that the following shall not be considered “Range AMI Interests”: (i) any interest or right to acquire an interest in the Range-ZaZa AMI pursuant to a merger, consolidation, reorganization or share acquisition, (ii) any lease or legal or equitable contractual interest therein, including, without limitation, any unexercised lease options, letters of intent, or other contractual arrangements within the Range-ZaZa AMI which ZaZa had an interest in, either directly or indirectly, or was a party to, on or before the execution date of the Range-ZaZa JV Agreement, or which EOG had an interest in, either directly or indirectly, or was a party to, on or before the execution date of the Letter Agreement, or (iii) any undivided interest acquired by ZaZa after the execution date of the Range-ZaZa JV Agreement in a lease within the Range-ZaZa AMI held by ZaZa, or for the account of ZaZa, prior to the execution date of the Range-ZaZa JV Agreement.

“Range-ZaZa AMI” means the area of mutual interest established between Range and ZaZa, pursuant to Paragraph 5 of the Range-ZaZa JV Agreement.

“Range-ZaZa JOA” means that certain joint operating agreement dated March 1, 2012, between Range and ZaZa, pursuant to Paragraph 6.1 of the Range-ZaZa JV Agreement.

“Range-ZaZa JV Agreement” means that certain Participation Agreement dated March, 1, 2012, between Range and ZaZa, as amended.

“Range-ZaZa Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

“Representatives” means, with respect to a Party or Person, any Affiliate, shareholder, director, officer, member, employee, agent, manager, representative, and third-party consultant and advisor of such Party or Person.

“Required Consents” has the meaning assigned to such term in Section 4.1(d).

“Second Amendment” has the meaning assigned to such term in the introductory paragraph.

“Second Closing” means the closing of those certain Transactions related to the assignment of the Phase II Leases and the Supplemental Leases, and the assignment of (i) EOG’s Exchange Interests and (ii) an undivided interest in the Additional [*Company A*] Wellbores.

“Second Closing Date” has the meaning assigned to such term in Section 3.2.1(b).

“Second Closing Final Settlement Date” has the meaning assigned to such term in Section 3.2.2(f).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 9

“Second Closing Final Settlement Statement” has the meaning assigned to such term in Section 3.2.2(f).

“Stingray and Commodore Consideration Amount” means $500,000.00 total, being $250,000.00 each allocated to the Stingray Well and the Commodore Well.

“Stingray Well” means the Stingray A-1H Well, API No. 471-30352, located in the R. Bankhead Survey, Abstract No. 70, Walker County, Texas.

“Substitute Well” has the meaning assigned to such term in Section 3.7.

“Supplemental Leases” has the meaning assigned to such term in Section 3.2.

“Supplemental Leasehold Deposit” has the meaning assigned to such term in Section 3.2.1(a).

“Target Interval” means either the Eagle Ford Interval or the Lower Cretaceous Interval, as specified with respect to each Commitment Well.

“Taxes” means any income taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, production, severance, transportation, employment, payroll, franchise, or other tax imposed by any United States federal, state, or local (or any foreign or provincial) taxing authority, including any interest, penalties, or additions attributable thereto.

“Term” has the meaning assigned to such term in Section 6.1.

“Third Amendment” has the meaning assigned to such term in the introductory paragraph.

“Third Closing” means the closing of those certain Transactions related to payment of the Excess Lease Consideration and the assignment of the Assigned Excess Leases.

“Title Defect Liquidated Damages” has the meaning assigned to such term in Section 5.3(e).

“Transactions” means the transactions contemplated or permitted by this Agreement or the documents and agreements delivered hereunder.

“U.S. Bank Mortgage” means that certain Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Production dated May 25, 2012, from ZaZa Energy Corporation, as Grantor and Debtor, to Mauri J. Cowen, Trustee for the benefit of U.S. Bank National Association, as Beneficiary, recorded in Volume 1026, Page 42, Official Public Records of Walker County, Texas, as amended or assigned (if applicable).

“ZaZa” has the meaning assigned to such term in the introductory paragraph.

“ZaZa Corporation” has the meaning assigned to such term in the introductory paragraph.

“ZaZa Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 10

“ZaZa Leases” means those certain oil and gas (or oil, gas and other mineral) leases and the leasehold estates created thereby, described in Exhibit “B-1,” Exhibit “B-2,” Exhibit “B-6,” and Exhibit “B-7,” together with the corresponding interests in and to all related property and rights.

“ZaZa LLC” has the meaning assigned to such term in the introductory paragraph.

“ZaZa’s Exchange Consideration Amount” has the meaning assigned to such term in Section 3.2.2(d).

“ZaZa’s Exchange Interests” has the meaning assigned to such term in the Recitals to this Agreement.

“ZaZa’s Exchange Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

“ZaZa’s Range-ZaZa Exchange Leasehold” has the meaning assigned to such term in the Recitals to this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 - 11

Exhibit “A-1”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “A-2”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-1”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-2”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-3”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-4”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-5”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-6”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “B-7”

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “C”

To Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS	§
§
COUNTY OF	§

This Partial Assignment of Oil, Gas and Mineral Leases (this “Assignment”), effective as of 7:00 a.m. Central Time on                        , 20     (the “Effective Time”), is by and between                                           , whose address is                                  (“Assignor”), to                                           , whose address is                                  (“Assignee”).

Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee, subject to the terms and reservations hereof, an undivided                percent (      %) of Assignor’s right, title and interest in and to those certain Oil, Gas and Mineral Leases described in Exhibit “A” attached hereto and incorporated herein (the “Leases”); TO HAVE AND TO HOLD, together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto Assignee and Assignee’s successors and assigns forever.  Reference is hereby made to the Leases and to the recordation thereof for this and all other purposes.

Assignor shall warrant and forever defend title to the Leases conveyed to Assignee and its successors and assigns against every person whomsoever lawfully claiming title to the Leases or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise.  Except for the special warranty of title contained in the preceding sentence, this Assignment is made without warranty of title, express or implied.  This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties by all preceding owners or vendors of the Leases other than Assignor or any affiliate of Assignor heretofore given or made in respect to the Leases.

This Assignment is made and accepted specifically subject to:

A)                                   The terms and provisions of the Leases and any prior assignments of such Leases through which Assignor acquired its interest;

B)                                   That certain Joint Exploration and Development Agreement dated effective March 1, 2013, by and between Assignor and Assignee, as amended;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C)                                   Any and all joint operating agreements, surface use agreements, gas sales/gathering/processing agreements and any other agreements and instruments in existence at the time of Assignor’s acquisition of interest, but only to the extent such agreements or instruments pertain to the Leases as described in Exhibit “A.”

The provisions of this Assignment shall extend to and be binding upon the successors and assigns of the parties hereto and shall constitute covenants running with the land.

This Assignment may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes, and all of which, when taken together, shall constitute one and the same instrument.  For recording purposes, the signature and acknowledgment pages may be detached from one or more counterparts and attached to and combined with one or more other counterparts.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have executed this Assignment on the dates set forth in their respective acknowledgments hereto, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

Name:
Title:

ASSIGNEE:

Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ACKNOWLEDGMENTS

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me this            day of                               , 20    , by                                         , known to me to be the                                          of                                         , a                                                              , who affirmed that the foregoing instrument was signed on behalf of such                                          and that the execution of this instrument was the free act and deed of such                                         .

Notary Public in and for the State of

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me this            day of                               , 20    , by                                         , known to me to be the                                          of                                         , a                                                              , who affirmed that the foregoing instrument was signed on behalf of such                                          and that the execution of this instrument was the free act and deed of such                                         .

Notary Public in and for the State of

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “A”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “D-1”

To Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

FORM OF JOA

(See attached)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

                           ,
                            year

OPERATOR

CONTRACT AREA

COUNTY OR PARISH OF                                                                           , STATE OF

COPYRIGHT 1989 - ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 - 1989

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i

3.	Stand-By Costs	15
4.	Deepening	15
5.	Sidetracking	16
6.	Order of Preference of Operations	17
7.	Conformity to Spacing Pattern	17
8.	Paying Wells	18

C.	Completion of Wells; Reworking and Plugging Back	18

1.	Completion	18
2.	Rework, Recomplete or Plug Back	19

D.	Other Operations	19
E.	Abandonment of Wells	20

1.	Abandonment of Dry Holes	20
2.	Abandonment of Wells That Have Produced	20
3.	Abandonment of Non-Consent Operations	21

F.	Termination of Operations	21
G.	Taking Production in Kind	22

ARTICLE VII EXPENDITURES AND LIABILITY OF PARTIES		23

A.	Liability of Parties	23
B.	Liens and Security Interests	23
C.	Advances	25
D.	Defaults and Remedies	25

1.	Suspension of Rights	26
2.	Suit for Damages	26
3.	Deemed Non-Consent	26
4.	Advance Payment	27
5.	Costs and Attorneys’ Fees	27

E.	Rentals, Shut-in Well Payments and Minimum Royalties	27
F.	Taxes	27

ARTICLE VIII ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST		28

A.	Surrender of Leases	28
B.	Renewal or Extension of Leases	29
C.	Acreage or Cash Contributions	30
D.	Assignment; Maintenance of Uniform Interest	30
E.	Waiver of Rights to Partition	31

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE IX INTERNAL REVENUE CODE ELECTION		31

ARTICLE X CLAIMS AND LAWSUITS		32

ARTICLE XI FORCE MAJEURE		32

ARTICLE XII NOTICES		33

ARTICLE XIII TERM OF AGREEMENT		33

ARTICLE XIV COMPLIANCE WITH LAWS AND REGULATIONS		34

A.	Laws, Regulations and Orders	34
B.	Governing Law	34
C.	Regulatory Agencies	34

ARTICLE XV MISCELLANEOUS		34

A.	Execution	34
B.	Successors and Assigns	35
C.	Counterparts	35
D.	Severability	35

ARTICLE XVI OTHER PROVISIONS		35

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between EOG Resources, Inc., hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I
DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A.            The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B.            The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C.            The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement.  Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D.            The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

E.            The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F.             The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority.  If a Drilling Unit is not fixed by any

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G.            The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

H.            The term “Initial Well” shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

I.             The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J.             The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K.            The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L.            The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M.           The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N.            The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O.            The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

P.             The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q.            The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R.            The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II
EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

☒                   A.    Exhibit “A,” shall include the following information:

(1)                                 Description of lands subject to this agreement,

(2)                                 Restrictions, if any, as to depths, formations, or substances,

(3)                                 Parties to agreement with addresses and telephone numbers for notice purposes,

(4)                                 Percentages or fractional interests of parties to this agreement,

(5)                                 Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6)                                 Burdens on production.

☐                    B.    Exhibit “B,” Form of Lease.

☒                   C.    Exhibit “C,” Accounting Procedure.

☒                   D.    Exhibit “D,” Insurance.

☒                   E.    Exhibit “E,” Gas Balancing Agreement.

☒                   F.     Exhibit “F,” Non-Discrimination and Certification of Non-Segregated Facilities.

☐                    G.    Exhibit “G,” Tax Partnership.

☒                                                         H.    Other:  Model Form Recording Supplement to Operating Agreement and Financing Statement

If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III
INTERESTS OF PARTIES

A.            Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.”  In the same manner, the parties shall also own all production of Oil and Gas from the Contract

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of,                                            and shall indemnify, defend and hold the other parties free from any liability therefor.  Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.  However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

B.                                    Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”  Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.B. above.

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV
TITLES

A.                                    Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well.  The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.  Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Drilling Party.  Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party.  Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder.  This shall not prevent any party from appearing on its own behalf at such hearings.  Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B.            Loss or Failure of Title:

1.             Other Losses:  All losses of Leases or Interests committed to this agreement, other than those set forth in Articles IV.B.1. and IV.B.2. above, shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.”  This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

ARTICLE V
OPERATOR

A.                                    Designation and Responsibilities of Operator:

EOG Resources, Inc. shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.  In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B.                                    Resignation or Removal of Operator and Selection of Successor:

1.             Resignation or Removal of Operator:  Operator may resign at any time by giving written notice thereof to Non-Operators.  If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of its receipt of the notice.  For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date.  Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2.                                      Selection of Successor Operator:  Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties.  The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned.  The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.  Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3.                                      Effect of Bankruptcy:  If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.”  In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.                                    Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.                                    Rights and Duties of Operator:

1.                                      Competitive Rates and Use of Affiliates:  All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2.                                      Discharge of Joint Account Obligations:  Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.”  Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3.                                      Protection from Liens:  Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4.                                      Custody of Funds:  Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.  Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5.                                      Access to Contract Area and Records:  Operator shall, except as otherwise provided herein, permit each Consenting Party or its duly authorized representative, at the Consenting Party’s sole risk and cost, full and free access at all reasonable times to all operations

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account and such Consenting Party has paid for its proportionate share thereof.  Operator will furnish to each Consenting Party upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Consenting Party seeking the information.  Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6.                                      Filing and Furnishing Governmental Reports:  Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.  Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7.                                      Drilling and Testing Operations:  The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a)                                 Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b)                                 Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c)                                  Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8.                                      Cost Estimates:  Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.  Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9.                                      Insurance:  At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self- insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.”  Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI
DRILLING AND DEVELOPMENT

A.                                    Initial Well:

On or before the                     day of                                    ,                       , Operator shall commence the drilling of the Initial Well at the following location:

TO BE DETERMINED

and shall thereafter continue the drilling of the well with due diligence to

The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1.  as to participation in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.

B.                                    Subsequent Operations:

1.                                      Proposed Operations:  If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation.  The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation.  If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-eight (48) hours, exclusive of Saturday, Sunday and legal holidays.  Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation.  Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of- way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance.  If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made.  Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2.                                      Operations by Less Than All Parties:

(a)                                 Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. or VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence.  Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Consenting Party, the Consenting Parties shall either:  (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work.  The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party.  Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed.  Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take.  Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal.  Failure to advise the proposing party within the time required shall be deemed an election under (i).  In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays).  The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.  If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b)                                 Relinquishment of Interest for Non-Participation.  The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties.  If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking, Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate.  Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) 400% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) 400% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non-Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c)                                  Reworking, Recompleting or Plugging Back.  An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 400% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein.  If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d)                                 Recoupment Matters.  During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings.  Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month.  In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests.  Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well.  Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

3.                                      Stand-By Costs:  When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking, Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period.  If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4.                                      Deepening:  If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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which the parties were given notice under Article VI.B.1. (“Initial Objective”).  Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties).  Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2.  If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a)                                 If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b)                                 If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well.  The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well.  The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.”  If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5.                                      Sidetracking:  Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a)                                 If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b)                                 If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above.  Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6.                                      Order of Preference of Operations:  Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal.  Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals.  Any party not electing within the time required shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the initial proposal shall prevail.  Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location).  Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7.                                      Conformity to Spacing Pattern:  Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone or the party proposing such well has obtained an exception or permit for same from the regulatory agency having jurisdiction herein.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.                                      Paying Wells:  No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.                                    Completion of Wells; Reworking and Plugging Back:

1.                                      Completion:  Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2.  of this agreement.  Consent to the drilling, Deepening or Sidetracking shall include:

☒                                  Option No. 1:  All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities for horizontal wells for which no pilot hole has been proposed prior to drilling.

☒                                  Option No. 2:  All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well.  When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator’s AFE for Completion costs if not previously provided.  The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE.  Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator’s proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE.  Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of conflicting Completion proposals.  If one or more, but less than all of the parties, elect to attempt a Completion, the provision of Article VI.B.2. hereof (the phrase “Reworking, Sidetracking, Deepening, Recompleting or Plugging Back” as contained in Article VI.B.2. shall be deemed to include “Completing”) shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made.  Election by a previous Non-Consenting party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.

2.                                      Rework, Recomplete or Plug Back:  No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2.  of this agreement.  Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.                                    Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Fifty Thousand Dollars ($ 50,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties.  If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Ten Thousand Dollars ($ 10,000.00).  Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles).  Operator shall deliver such proposal to all parties entitled to participate therein.  If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 51% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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E.                                    Abandonment of Wells:

1.                                      Abandonment of Dry Holes:  Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties.  Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment.  All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well.  Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well.  The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2.                                      Abandonment of Wells That Have Produced:  Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties.  If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto.  Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal.  If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties.  Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost.  Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production.  If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non- abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.”  The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.  The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees.  There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article.  Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.  Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3.                                      Abandonment of Non-Consent Operations:  The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).

F.                                     Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 65% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.                                   Taking Production in Kind:

☒                                  Option No. 1:  Gas Balancing Agreement Attached

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or Gas or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil or Gas not previously delivered to a purchaser.  Any purchase or sale by Operator of any other party’s share of Oil or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market.  The sale or delivery by Operator of a non-taking party’s share of Oil or Gas under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.  Operator shall maintain

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportionate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement.  Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

ARTICLE VII
EXPENDITURES AND LIABILITY OF PARTIES

A.                                    Liability of Parties:

The liability of the parties shall be several, not joint or collective.  Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder.  It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals.  In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

B.                                    Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder.  Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.                                    Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof.  Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.  Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received.  If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid.  Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.                                    Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D., all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.  Election of any one

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1.                                      Suspension of Rights:  Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.  If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement.  If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.  The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2.                                      Suit for Damages:  Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto.  Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3.                                      Deemed Non-Consent:  The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non- defaulting parties as a result of the default.  Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4.                                      Advance Payment:  If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5.                                      Costs and Attorneys’ Fees:  In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E.                                    Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense.  In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties.  Any party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.  In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.                                     Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.  Prior to the rendition date, each Non-Operator shall furnish Operator information as

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.  If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.  If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII
ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.                                    Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto.  Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.  If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B.”  Upon such assignment or lease, the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.  If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.  If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B.                                    Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area.  Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.                                    Acreage or Cash Contributions:

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well.  Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.                                    Assignment; Maintenance of Uniform Interest:

For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

1.                                      the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.                                      an equal undivided percent of the party’s present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E.                                    Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

ARTICLE IX
INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter 1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X
CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Fifty Thousand Dollars ($ 50,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises.  If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

ARTICLE XI
FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable.  The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32

by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII
NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.”  All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received.  “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period.  Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.  If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII
TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☒                                  Option No. 1:  So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

33

party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV
COMPLIANCE WITH LAWS AND REGULATIONS

A.                                    Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.                                    Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located.  If the Contract Area is in two or more states, the law of the state of Texas shall govern.

C.                                    Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence.  Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV
MISCELLANEOUS

A.                                    Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

34

this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest.  In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B.                                    Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C.                                    Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.                                    Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI
OTHER PROVISIONS

(See attached page for Article XVI Provisions)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE XVI.
OTHER PROVISIONS

A.                                    Conflicts:  In the event of a conflict between the provisions of this Article XVI, and other provisions of the Operating Agreement, the provisions of this Article XVI shall govern and control.  Further, this Operating Agreement (including this Article XVI) is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation and ZaZa Energy, LLC (“JEDA”), and in the event of a conflict between the provisions of this Operating Agreement (including this Article XVI) and the JEDA, to which this Operating Agreement is attached as an exhibit, the JEDA shall govern and control.

B.                                    Additional Testing:  Any party desiring to perform additional logging, coring, or other testing (other than logging, coring or testing that has been approved previously) may do so at its sole cost, risk and expense.  In such event the party or parties undertaking such additional testing shall be responsible for any damage to the hole or reservoir resulting from such testing.  The parties not participating in such additional testing shall not be entitled to the logs and other data resulting from such tests, but shall not suffer any other penalty.

C.                                    Substitute Well:  Should there be a completion attempt of any Test Well and should the Consenting Parties agree to abandon the completion attempt due to, but not limited to, the inability to set production casing and successfully secure same, mechanical problems that may arise, such as collapsed pipe or tubing, unrecoverable junk in the hole that would prohibit the well being successfully completed for production, and should the well thereafter be plugged and abandoned, then in that event, only those Consenting Parties to the completion attempt of the Test Well shall have the right and election to consent to drilling of a substitute well at a legal location as near as practical to the location of the Test Well.  If said substitute well is AFE’d for a depth that is greater than 200 feet below the stratigraphic equivalent of the geological formation of the Test Well for which the substitute well is proposed, or if said substitute well is AFE’d as a horizontal well (if the Test Well was a vertical well) or as a vertical well (if the Test Well was a horizontal well) or if the azimuth of the horizontal well bore of the Test Well is changed more than twenty degrees in the substitute well proposal and AFE, then all parties shall have the right to participate in the substitute well in accordance with the appropriate well proposal provisions of this Operating Agreement or the Agreement to which this Operating Agreement is attached.

D.                                    Metering Production:  If a diversity of the working interest ownership in production from a lease subject to this Operating Agreement occurs as a result of operations by less than all parties pursuant to any provision(s) of this Operating Agreement, it is agreed that the oil and/or gas, and other liquid hydrocarbons produced from the well or wells completed by the consenting party or parties shall be separately measured by standard metering equipment to be properly tested periodically for accuracy.  The setting of a separate tank battery will not be required unless the purchaser of the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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production or governmental regulatory body having jurisdiction will not approve metering for separately measuring the production.  Subject to the provision of Article VI.G., in the event any party hereto enters into a gas sales contract for the sale of their share of gas produced from the Contract Area (“Contracting Party”), any of the other parties hereto may, at its option, accept and ratify such gas sales contract as additional Contracting Party.

E.                                     Agreement Subject to Applicable Laws and Reporting:  This Operating Agreement and the respective rights and obligations of the parties hereunder shall be subject to all applicable federal, state, local or governmental laws, rules, regulations and orders, and in the event this Agreement or any provision(s) hereof is, or the operations contemplated hereby are found to be inconsistent with or contrary to any such law, rule, regulation or order, the latter shall be deemed to control and this Operating Agreement shall be regarded as modified accordingly and, as so modified, to continue in full force and effect.

Operator shall act as the representative of all parties hereto in all hearings and proceedings before administrative bodies concerning the Contract Area and all reasonable costs and expenses incurred by Operator (excluding its staff attorneys) directly or by retention of outside personnel in participation in such hearings or proceedings shall be proper direct charges against the joint account; provided, however, that nothing herein contained shall prohibit any of the parties other than Operator from participating in any such hearing or proceedings in his or its behalf and at his or its own cost and expense.

F.                                      Confidentiality:  Except as otherwise specifically provided herein, during the term of this Operating Agreement, all geophysical, geological and engineering information acquired hereunder shall be the property of the parties hereto as herein provided, and the parties agree, and do hereby bind themselves, their successors and assigns, to accept and keep such information confidential and for the exclusive use of the parties concerned for the term hereof.  Except as otherwise specifically provided herein, well information shall be the sole and confidential property of the parties participating in the cost of the well, but such information may be disclosed to a non-drilling party to this Operating Agreement if a drilling party is so obligated.  Notwithstanding any other provision of this Operating Agreement, any party may disclose information, without the consent of the other parties, (1) to governmental agencies when required by such agency, (2) to reputable financial institutions in connection with a bona fide financial transaction, (3) to bona fide consultants and accredited engineering firms for the purpose of evaluation on a confidential basis, (4) to reputable financially responsible third parties with whom a party is engaged in a bona fide effort to sell all or part of its interest in the Contract Area or this Operating Agreement, and (5) third parties with whom a party is engaged in a bona fide effort to effect a merger or consolidation or which third party proposes to acquire all of the controlling part of the stock in a party hereto or to purchase substantially all of the assets of a party hereto or affiliates of parties hereto; provided that any third party who is permitted access to confidential data pursuant to this Paragraph shall agree in writing not to communicate such information to anyone and to make no use of such information adverse to the parties hereto within the area covered by such

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

37

information during the period of time such information remains confidential hereunder; and, provided further that the party disclosing the confidential data shall indemnify and hold the other parties hereto harmless against losses resulting from its disclosure to non-governmental third parties.

G.                                    Payment of Royalties and Taxes:  If Operator purchases a Non-Operator’s share of production or if Operator sells production for the account of a non-taking party under Article VI.G or a marketing agreement, all royalties, overriding royalties, other production burdens, and tax assessments (including severance taxes) shall be paid by Operator from the sale proceeds due to the Non-Operator; provided, however, that if a party exercises its right to take production in kind under the provisions of this Operating Agreement, such party shall pay or deliver or cause to be paid or delivered all royalties, overriding royalties, or other payments due on its share of production so taken, and shall hold the other parties free from any liability therefore.  Payment by Operator of any such royalties, overriding royalties, other production burdens, and tax assessments (including severance taxes), or other amounts on behalf of such Non-Operator, is intended as an administrative convenience only and each party shall remain responsible for its proportionate part of such payment made by the Operator.  Operator shall have no liability to third parties for improper calculation or untimely payments of such amounts provided Operator acts in good faith.  Operator and Non-Operator agree that the making of such payments by Operator does not constitute an assignment to or assumption by Operator of any of Non-Operator’s obligations to third parties, is not intended for the benefit of such third parties, and shall not create any rights in such third parties.

H.                                   Liabilities:  Operator shall use reasonable efforts to comply with all rules and governmental regulations but, notwithstanding any rule or regulation making the Operator responsible for compliance with said rules and regulations, the liability therefore shall be borne by the parties hereto in proportion to their interests including, without limitation, any repayments required by any such governmental agency.  In the event Operator (1) agrees in writing to hold division orders and to disburse proceeds from oil or gas sales including the payment of royalty interests and/or (2) accepts, holds, disburses or otherwise handles any funds on behalf of Non-Operators then each Non-Operator, as to its interest, indemnifies Operator without limitation in connection therewith provided that there is an absence of fraud, intentional misrepresentation, gross negligence or acts of willful misconduct by Operator.  NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY TO THIS OPERATING AGREEMENT FOR LOST PROFITS OR ANY OTHER INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE LOSSES OR DAMAGES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS OPERATING AGREEMENT REGARDLESS OF THE NEGLIGENCE (SOLE OR CONCURRENT) OR OTHER FAULT OF A PARTY.

I.                                        Operations Sequence Priority:  It is agreed that where a well, which has been authorized under the terms of this Operating Agreement, has been drilled to the objective depth or the objective formation, whichever is deepest, and the parties participating in the well cannot mutually agree upon the sequence and timing of further operations regarding

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

38

said well, the following elections shall control in the order enumerated hereafter:  (1) an election to do additional logging, coring or testing (2) an election to attempt to complete the well at either the objective depth or objective Zone or formation (3) an election to plug back and attempt completions in ascending order (4) an election to sidetrack the well (5) an election to deepen said well in descending order and (6) plugging and abandoning the well.  Any election required pursuant to this provision may be requested by confirmed e-mail and/or facsimile and any response may be given by a confirmed e-mail and/or facsimile.

It is provided, however, that if at the time said Consenting Parties are considering any of the above elections as set forth in the previous paragraph, the hole is in such a condition that the Operator would not conduct the operations contemplated for fear of placing the hole in jeopardy or losing the same prior to completing the well in the objective depth or objective formation, such election shall not be given the priority hereinabove set forth.

J.                                        Subsequent Operations:  Subsequent Operations shall, in all respects, be subject to the terms and provisions of Article VI.B. of this Operating Agreement.  Other than drilling, an election to non-consent a proposed operation shall not serve to preclude participation by the non-consenting party in a subsequent operation to deepen the well, or to test and complete the well in a formation in which no previous testing and completion attempt has been made (except in the deepened portion of the well, if a deepening operation, and in which the non-consenting party did not participate).  Election to participate in any subsequent operation will carry with it the obligation for costs as set out in Article VII.A.  Non-Operators expressly recognize that Operator shall determine, in accordance with this Operating Agreement, the costs of all Subsequent Operations which are proposed or performed in accordance with the provisions hereof, and the costs so determined shall be reflected on an Authority for Expenditure prepared and submitted by Operator to Non-Operators in connection with each such Subsequent Operation.

K.                                   Covenants:  The terms, covenants and conditions of this Operating Agreement shall be covenants running with the Contract Area and shall inure to and be binding upon the parties hereto and their respective legal representatives, successors and assigns.  Each party making an assignment or transfer of any lands or leasehold estates covered hereby shall provide that such assignment or transfer is subject to all of the terms, covenants and conditions hereof, and shall promptly give written notice to Operator of such assignment or transfer.

L.                                     Information:  Operator shall at all times consult freely with the other parties concerning the operations being or to be conducted within the Contract Area.

M.                                 Federal and State Reporting:  Operator hereby agrees to use reasonable efforts to comply with the rules and regulations of all State or Federal agencies, boards, commissions or other regulatory authorities (“Regulatory Authorities”) having jurisdiction of the Contract Area.  To this end, it will file all documentation, reports, affidavits and exhibits required to be filed by the Operator with any such Federal or State

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

39

regulatory authority.  The Operator shall not be liable in damages to Non-Operators for its failure to timely or properly file any such instruments where such failure is the result of mere nonfeasance or misfeasance or the result of an incorrect or improper interpretation of the statutes, rules and regulations of any regulatory authority.  As consideration for its undertaking the acts set forth above, Operator shall be compensated for its costs in doing such acts.

Non-Operators hereby covenant and agree to use reasonable efforts to timely provide the Operator with all documentation, affidavits, reports or other materials and information in their possession, or to which they are entitled, which the Operator must have in order to perform those tasks and make the necessary reports to the regulatory authorities.

N.                                    Operator As Disbursing Agent:  Subject to the right of each party to take in kind its share of production from the Contract Area, any Non-Operator to this Operating Agreement may designate the Operator to act as its/their agent to receive and disburse the proceeds received from the sale of any oil, gas or other minerals produced from the Contract Area.  If so requested, Operator shall remit to each Non-Operator its proportionate share of the net proceeds within sixty days after receipt thereof.  Operator will use reasonable efforts to make such disbursements correctly, but will be liable for incorrect disbursement only in the event of gross negligence or willful misconduct.  Operator shall have the right, at its election, to cease acting as the agent of Non-Operator by providing such party and its relevant purchaser of production with 30 days written notice of such cessation.  Likewise, Non-Operator may terminate the authority of Operator to act on its behalf by providing Operator and the relevant purchaser of production from the Contract Area with 30 days written notice of such termination of authority.

O.                                    Waiver:  Waiver by any party hereto of any breach by any other party hereto of any provision of this Operating Agreement shall not be deemed a waiver of future compliance therewith or with any other provision hereof, and each and every provision of this Operating Agreement shall remain in full force and effect regardless of any previous waiver.

P.                                      Horizontal Wells:  Notwithstanding anything contained herein to the contrary, (i) the provisions of Article VI.C.1.  Option No. 1 shall apply to any “horizontal well” (hereinafter defined) proposed hereunder, and (ii) the provisions of Article VI.C.1.  Option No. 2 shall apply to all other wells proposed hereunder that are not expressly proposed as “horizontal wells”.  To be effective as a “horizontal well proposal”, such proposal must include an AFE and other accompanying documents that clearly stipulate that the well being proposed is a horizontal well.  For purposes of this agreement, a “horizontal well” is defined as a well drilled, completed or recompleted in a manner in which the lateral or horizontal component exceeds a minimum of one hundred feet (100’) in the objective formation(s).  As to any possible conflicts that may arise during the completion phase of a horizontal well, priority shall be given first to a lateral drain hole of the authorized depth, and then to objective formations in ascending order above

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40

the authorized depth, and then to objective formations in descending order below the authorized depth.

Q.                                    Information to Operator:  Non-Operators hereby covenant and agree that they shall provide Operator with all documentation, affidavits or reports within their possession as required by Operator to perform those tasks agreed to be undertaken by Operator hereunder, and as may be required by regulations and laws of the governmental authority having jurisdiction over operations on the Contract Area.

R.                                    Marketing of Production:  At the written request of Non-Operator, Operator has the option, but not the obligation, to market Non-Operator’s proportionate share of production.  In the event Operator elects such option, Operator will market Non-Operator’s proportionate share of production on the same price and terms that Operator markets its own production from the Contract Area.  Such marketing will be free of any postproduction costs except for those costs incurred on a bona-fide arms-length transaction between Operator and a third party that is not related to Operator or in which Operator does not own a controlling interest.  Operator may cease marketing Non-Operator’s share of production at any time (or from time-to-time) for any reason or no reason; provided, however, that Operator must provide at least thirty (30) days written notice to Non-Operator.  In the event Operator elects to market Non-Operator’s share of production, Operator will pay Non-Operator’s royalty burdens; provided, however, that Non-Operator shall furnish to Operator any information relevant to the payout of such royalty burdens.

S.                                      Indemnity:  THE PARTIES ACKNOWLEDGE AND UNDERSTAND THAT THE PROVISIONS OF ARTICLE V. ARE INTENDED AS AN INDEMNITY AGREEMENT THAT INDEMNIFIES THE OPERATOR FROM THE RESULTS OF THE OPERATOR’S OWN NEGLIGENCE (WHETHER SOLE, JOINT, COMPARATIVE, OR CONCURRENT).  THE PARTIES AGREE THAT ARTICLE V., AS SUPPLEMENTED BY THIS ADDITIONAL PROVISION, SATISFIES THE EXPRESS NEGLIGENCE DOCTRINE AND CONSPICUOUS REQUIREMENT UNDER TEXAS LAW.

T.                                     Amendments:  Except as otherwise expressly provide, this Agreement shall not be amended except by written instrument expressly referring to this Agreement and executed by the parties to such amendment.

U.                                    Proposed Non-Operator Operations:  Notwithstanding anything contrary contained in this Operating Agreement (including without limitation Article VI) and except as to (x) an operation which is necessary to maintain an Oil and Gas Lease within six months of its expiry or (y) an operation to Rework, Deepen, Recomplete or Plug Back any well that Operator has failed to Complete or found to be non-productive, or upon which Operator has otherwise ceased continuing operations (except to the extent that such well is reasonably required as a monitoring well), from and after the date of this Operating Agreement, a Non-Operator shall not propose any operation under this Operating Agreement until the earlier of:  (i) Operator’s completion and satisfaction of its

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Commitment Well (as defined in the JEDA) obligations for Phases I, II, and III (as each is defined in the JEDA) as provided in Section 3 to the JEDA, (ii) the expiration of the Term (as defined in the JEDA).  For purposes of the preceding sentence, only as applied to a Commitment Well, the term “Complete” shall have the definition given to such term in the JEDA.

END OF ARTICLE XVI

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

IN WITNESS WHEREOF, this agreement shall be effective as of the              day of                          ,                         .

EOG Resources, Inc., who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes in Articles                                    , have been made to the form.

ATTEST OR WITNESS:	OPERATOR
EOG RESOURCES, INC.

By

Type or print name

Title
Date
Tax ID or S.S. No.

NON-OPERATORS

By

Type or print name

Title
Date
Tax ID or S.S. No.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

43

By

Type or print name

Title
Date
Tax ID or S.S. No.

By

Type or print name

Title
Date
Tax ID or S.S. No.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

44

ACKNOWLEDGMENTS

Note:  The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.  The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on                                                                      by

(Seal, if any)

Title (and Rank)

My commission expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

45

Acknowledgment in representative capacity:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on                                                                      by                                                                                as                                                    of                                                                                                                  .

(Seal, if any)

Title (and Rank)

My commission expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

46

EXHIBIT “A”

Attached to and made part of that certain Operating Agreement dated                           , by and between EOG Resources, Inc., as Operator, and                    , as Non-Operator.

1.                                      Description of lands subject to this agreement:

Contract area depicted on Exhibit “A-1”.

2.                                      Restrictions, if any, as to depths, formations or substances:

3.                                      Parties to agreement with interests and address and telephone numbers for  notice purposes:

EOG Resources, Inc.
6101 S. Broadway, Suite 200 Tyler, Texas 75703
Telephone:            (903) 509-7100
Fax:                        (903) 509-4726

4.                                      Percentage interests of parties to this agreement:

EOG Resources, Inc.                                                           %

5.                                      Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement:

END OF EXHIBIT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit A-1

Attached to and made part of that certain Operating Agreement dated                           , by and between EOG Resources, Inc., as Operator, and                           , as Non-Operator.

PLAT TO BE INSERTED

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT “B”

Attached to and made part of that certain Operating Agreement dated                           , by and between EOG Resources, Inc., as Operator, and                           , as Non-Operator.

THERE IS NO EXHIBIT “B” TO THIS OPERATING AGREEMENT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc.

EXHIBIT “C”
ACCOUNTING PROCEDURE
JOINT OPERATIONS

Attached to and made part of that certain Operating Agreement dated                           , by and between EOG Resources, Inc., as Operator, and                             , as Non-Operator.

I.                                        GENERAL PROVISIONS

IF THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING “ALTERNATIVE” PROVISIONS, OR SELECT ALL THE COMPETING “ALTERNATIVE” PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE BEEN ADOPTED BY THE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION.

IN THE EVENT THAT ANY “OPTIONAL” PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT OF THE PARTIES IN SUCH EVENT.

1.                                      DEFINITIONS

All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement:

“Affiliate” means for a person, another person that controls, is controlled by, or is under common control with that person.  In this definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) “person” means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.

“Agreement” means the operating agreement, farmout agreement, or other contract between the Parties to which this Accounting Procedure is attached.

“Controllable Material” means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Equalized Freight” means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest Railway Receiving Point to the property.

“Excluded Amount” means a specified excluded trucking amount most recently recommended by COPAS.

“Field Office” means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable field personnel.

“First Level Supervision” means those employees whose primary function in Joint Operations is the direct oversight of the Operator’s field employees and/or contract labor directly employed On-site in a field operating capacity.  First Level Supervision functions may include, but are not limited to:

•                              Responsibility for field employees and contract labor engaged in activities that can include field operations, maintenance, construction, well remedial work, equipment movement and drilling

•                              Responsibility for day-to-day direct oversight of rig operations

•                              Responsibility for day-to-day direct oversight of construction operations

•                              Coordination of job priorities and approval of work procedures

•                              Responsibility for optimal resource utilization (equipment, Materials, personnel)

•                              Responsibility for meeting production and field operating expense targets

•                              Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental part of the supervisor’s operating responsibilities

•                              Responsibility for all emergency responses with field staff

•                              Responsibility for implementing safety and environmental practices

•                              Responsibility for field adherence to company policy

•                              Responsibility for employment decisions and performance appraisals for field personnel

•                              Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group or team leaders.

“Joint Account” means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Joint Operations” means all operations necessary or proper for the exploration, appraisal, development, production, protection, maintenance, repair, abandonment, and restoration of the Joint Property.

“Joint Property” means the real and personal property subject to the Agreement.

“Laws” means any laws, rules, regulations, decrees, and orders of the United States of America or any state thereof and all other governmental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted, promulgated or issued.

“Material” means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property.

“Non-Operators” means the Parties to the Agreement other than the Operator.

“Offshore Facilities” means platforms, surface and subsea development and production systems, and other support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations, all of which are located offshore.

“Off-site” means any location that is not considered On-site as defined in this Accounting Procedure.

“On-site” means on the Joint Property when in direct conduct of Joint Operations.  The term “On-site” shall also include that portion of Offshore Facilities, Shore Base Facilities, fabrication yards, and staging areas from which Joint Operations are conducted, or other facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account.

“Operator” means the Party designated pursuant to the Agreement to conduct the Joint Operations.

“Parties” means legal entities signatory to the Agreement or their successors and assigns.  Parties shall be referred to individually as “Party.”

“Participating Interest” means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees, or is otherwise obligated, to pay and bear.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Participating Party” means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of the costs and risks of conducting an operation under the Agreement.

“Personal Expenses” means reimbursed costs for travel and temporary living expenses.

“Railway Receiving Point” means the railhead nearest the Joint Property for which freight rates are published, even though an actual railhead may not exist.

“Shore Base Facilities” means onshore support facilities that during Joint Operations provide such services to the Joint Property as a receiving and transshipment point for Materials; debarkation point for drilling and production personnel and services; communication, scheduling and dispatching center; and other associated functions serving the Joint Property.

“Supply Store” means a recognized source or common stock point for a given Material item.

“Technical Services” means services providing specific engineering, geoscience, or other professional skills, such as those performed by engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second paragraph of the introduction of Section III (Overhead).  Technical Services may be provided by the Operator, Operator’s Affiliate, Non- Operator, Non-Operator Affiliates, and/or third parties.

2.                                      STATEMENTS AND BILLINGS

The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the preceding month.  Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all charges and credits summarized by appropriate categories of investment and expense.  Controllable Material shall be separately identified and fully described in detail, or at the Operator’s option, Controllable Material may be summarized by major Material classifications.  Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified.

The Operator may make available to Non-Operators any statements and bills required under Section I.2 and/or Section I.3.A (Advances and Payments by the Parties) via email, electronic data interchange, internet websites or other equivalent electronic media in lieu of paper copies.  The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and bills within the timeframes specified herein.  A statement or billing shall be deemed as delivered twenty-

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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four (24) hours (exclusive of weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via email or electronic data interchange transmission.  Each Non-Operator individually shall elect to receive statements and billings electronically, if available from the Operator, or request paper copies.  Such election may be changed upon thirty (30) days prior written notice to the Operator.

3.                                      ADVANCES AND PAYMENTS BY THE PARTIES

A.                                    Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimated cash outlay for the succeeding month’s operations within fifteen (15) days after receipt of the advance request or by the first day of the month for which the advance is required, whichever is later.  The Operator shall adjust each monthly billing to reflect advances received from the Non-Operators for such month.  If a refund is due, the Operator shall apply the amount to be refunded to the subsequent month’s billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund.  The Operator shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request.

B.                                    Except as provided below, each Party shall pay its proportionate share of all bills in full within fifteen (15) days of receipt date.  If payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Wall Street Journal on the first day of each month the payment is delinquent, plus three percent (3%), per annum, or the maximum contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts.  If the Wall Street Journal ceases to be published or discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Federal Reserve plus three percent (3%), per annum.  Interest shall begin accruing on the first day of the month in which the payment was due.  Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed.  Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the Operator at the time payment is made, to the extent such reduction is caused by:

(1)                                 being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator’s actual working interest or Participating Interest, as applicable; or

(2)                                 being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approved or is not otherwise obligated to pay under the Agreement; or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(3)                                 being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has furnished the Operator a copy of the recorded assignment or letter in-lieu.  Notwithstanding the foregoing, the Non-Operator shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty (30) day period following the Operator’s receipt of such written notice; or

(4)                                 charges outside the adjustment period, as provided in Section I.4 (Adjustments).

4.                                      ADJUSTMENTS

A.                                    Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all bills and statements, including payout statements, rendered during any calendar year shall conclusively be presumed to be true and correct, with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said period a Party takes specific detailed written exception thereto making a claim for adjustment.  The Operator shall provide a response to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section I.5 (Expenditure Audits).

B.                                    All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section I.4.B, are limited to the twenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared on the Operator’s Joint Account statement or payout statement.  Adjustments that may be made beyond the twenty-four (24) month period are limited to adjustments resulting from the following:

(1)                                 a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or

(2)                                 an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by the Operator relating to another property, or

(3)                                 a government/regulatory audit, or

(4)                                 a working interest ownership or Participating Interest adjustment.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.                                      EXPENDITURE AUDITS

A.                                    A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator’s accounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in Section I.4 (Adjustments).  Any Party that is subject to payout accounting under the Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of the Party furnishing information to the Party responsible for preparing payout statements.  Audits of payout accounts may include the volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting required under the Agreement.  Unless otherwise provided in the Agreement, audits of a payout account shall be conducted within the twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered.

Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner that will result in a minimum of inconvenience to the Operator.  The Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator.  The audits shall not be conducted more than once each year without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

The Non-Operator leading the audit (hereinafter “lead audit company”) shall issue the audit report within ninety (90) days after completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month requirement for taking specific detailed written exception as required in Section I.4.A (Adjustments) above.  All claims shall be supported with sufficient documentation.

A timely filed written exception or audit report containing written exceptions (hereinafter “written exceptions”) shall, with respect to the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to comply with the deadlines for resolving exceptions provided in this Accounting Procedure.  If the Non-Operators fail to comply with the additional deadlines in Section I.5.B or I.5.C, the Operator’s waiver of its rights to assert a statute of limitations defense against the claims brought by the Non-Operators shall lapse,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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and such claims shall then be subject to the applicable statute of limitations, provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section I.5.B or I.5.C.

B.                                    The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator receives such report.  Denied exceptions should be accompanied by a substantive response.  If the Operator fails to provide substantive response to an exception within this one hundred eighty (180) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report.  Interest shall be calculated using the rate set forth in Section I.3.B (Advances and Payments by the Parties).

C.                                    The lead audit company shall reply to the Operator’s response to an audit report within ninety (90) days of receipt, and the Operator shall reply to the lead audit company’s follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator shall have the right to represent itself if it disagrees with the lead audit company’s position or believes the lead audit company is not adequately fulfilling its duties.  Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report.  Interest shall be calculated using the rate set forth in Section I.3.B (Advances and Payments by the Parties).

D.                                    If any Party fails to meet the deadlines in Sections I.5.B or I.5.C or if any audit issues are outstanding fifteen (15) months after Operator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution meeting, as set forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable.  The meeting will require one month’s written notice to the Operator and all Non-Operators participating in the audit.  The meeting shall be held at the Operator’s office or mutually agreed location, and shall be attended by representatives of the Parties with authority to resolve such outstanding issues.  Any Party who fails to attend the resolution meeting shall be bound by any resolution reached at the meeting.  The lead audit company will make good faith efforts to coordinate the response and positions of the Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself.  Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information supporting its position.  A resolution meeting may be held as often as agreed to by the Parties.  Issues unresolved at one meeting may be discussed at subsequent meetings until each such issue is resolved.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall be submitted to mediation.  In such event, promptly following one Party’s written request for mediation, the Parties to the dispute shall choose a mutually acceptable mediator and share the costs of mediation services equally.  The Parties shall each have present at the mediation at least one individual who has the authority to settle the dispute.  The Parties shall make reasonable efforts to ensure that the mediation commences within sixty (60) days of the date of the mediation request.  Notwithstanding the above, any Party may file a lawsuit or complaint (1) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60) days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or to preserve the status quo.  Despite such action, the Parties shall continue to try to resolve the dispute by mediation.

E.                                     ☐ (Optional Provision — Forfeiture Penalties)

If the Non-Operators fail to meet the deadline in Section I.5.C, any unresolved exceptions that were not addressed by the Non-Operators within one (1) year following receipt of the last substantive response of the Operator shall be deemed to have been withdrawn by the Non-Operators.  If the Operator fails to meet the deadlines in Section I.5.B or I.5.C, any unresolved exceptions that were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjustments shall be made, without interest, to the Joint Account.

6.                                      APPROVAL BY PARTIES

A.                                    GENERAL MATTERS

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the Operator shall notify all Non-Operators of the Operator’s proposal and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

This Section I.6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from that prescribed in this Accounting Procedure.  This provision does not apply to amendments to this Accounting Procedure, which are covered by Section I.6.B.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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B.                                    AMENDMENTS

If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting Procedure can be amended by an affirmative vote of two (2) or more Parties, one of which is the Operator, having a combined working interest of at least fifty percent (50%), which approval shall be binding on all Parties, provided, however, approval of at least one (1) Non-Operator shall be required.

C.                                    AFFILIATES

For the purpose of administering the voting procedures of Sections I.6.A and I.6.B, if Parties to this Agreement are Affiliates of each other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating Interest of such Affiliates.

For the purposes of administering the voting procedures in Section I.6.A, if a Non-Operator is an Affiliate of the Operator, votes under Section I.6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator’s Affiliate.

II.                                   DIRECT CHARGES

The Operator shall charge the Joint Account with the following items:

1.                                      RENTALS AND ROYALTIES

Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations.

2.                                     LABOR

A.                                    Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 (“Chargeability of Incentive Compensation Programs”), for:

(1)                                 Operator’s field employees directly employed On-site in the conduct of Joint Operations,

(2)                                 Operator’s employees directly employed on Shore Base Facilities, Offshore Facilities, or other facilities serving the Joint Property if such costs are not charged under Section II.6 (Equipment and Facilities Furnished by Operator) or are not a function covered under Section III (Overhead),

(3)                                 Operator’s employees providing First Level Supervision,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(4)                                 Operator’s employees providing On-site Technical Services for the Joint Property if such charges are excluded from the overhead rates in Section III (Overhead),

(5)                                 Operator’s employees providing Off-site Technical Services for the Joint Property if such charges are excluded from the overhead rates in Section III (Overhead).

Charges for the Operator’s employees identified in Section II.2.A may be made based on the employee’s actual salaries and wages, or in lieu thereof, a day rate representing the Operator’s average salaries and wages of the employee’s specific job category.

Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid to an equivalent U.S. employee pursuant to this Section II.2, unless otherwise approved by the Parties pursuant to Section I.6.A (General Matters).

B.                                    Operator’s cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Section II.2.A, excluding severance payments or other termination allowances.  Such costs under this Section II.2.B may be charged on a “when and as-paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Section II.2.A. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.                                    Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costs chargeable to the Joint Account under Sections II.2.A and B.

D.                                    Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when the expenses are incurred in connection with directly chargeable activities.

E.                                     Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a Party, or that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account.  Extraordinary relocation costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the Joint Account unless approved by the Parties pursuant to Section I.6.A (General Matters).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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F.                                      Training costs as specified in COPAS MFI-35 (“Charging of Training Costs to the Joint Account”) for personnel whose salaries and wages are chargeable under Section II.2.A. This training charge shall include the wages, salaries, training course cost, and Personal Expenses incurred during the training session.  The training cost shall be charged or allocated to the property or properties directly benefiting from the training.  The cost of the training course shall not exceed prevailing commercial rates, where such rates are available.

G.                                    Operator’s current cost of established plans for employee benefits, as described in COPAS MFI-27 (“Employee Benefits Chargeable to Joint Operations and Subject to Percentage Limitation”), applicable to the Operator’s labor costs chargeable to the Joint Account under Sections II.2.A and B based on the Operator’s actual cost not to exceed the employee benefits limitation percentage most recently recommended by COPAS.

H.                                   Award payments to employees, in accordance with COPAS MFI-49 (“Awards to Employees and Contractors”) for personnel whose salaries and wages are chargeable under Section II.2.A.

3.                                      MATERIAL

Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section IV (Material Purchases, Transfers, and Dispositions).  Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use or is reasonably practical and consistent with efficient and economical operations.  The accumulation of surplus stocks shall be avoided.

4.                                      TRANSPORTATION

A.                                    Transportation of the Operator’s, Operator’s Affiliate’s, or contractor’s personnel necessary for Joint Operations.

B.                                    Transportation of Material between the Joint Property and another property, or from the Operator’s warehouse or other storage point to the Joint Property, shall be charged to the receiving property using one of the methods listed below.  Transportation of Material from the Joint Property to the Operator’s warehouse or other storage point shall be paid for by the Joint Property using one of the methods listed below:

(1)                                 If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or a theoretical charge from the Railway Receiving Point to the Joint Property.  The basis for the theoretical charge is the per hundred weight charge plus fuel surcharges

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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from the Railway Receiving Point to the Joint Property.  The Operator shall consistently apply the selected alternative.

(2)                                 If the actual trucking charge is greater than the Excluded Amount, the Operator shall charge Equalized Freight.  Accessorial charges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged directly to the Joint Property and shall not be included when calculating the Equalized Freight.

5.                                      SERVICES

The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and utilities covered by Section III (Overhead), or Section II.7 (Affiliates), or excluded under Section II.9 (Legal Expense).  Awards paid to contractors shall be chargeable pursuant to COPAS MFI-49 (“Awards to Employees and Contractors”).

The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section III (Overhead).

6.                                      EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR

In the absence of a separately negotiated agreement, equipment and facilities furnished by the Operator will be charged as follows:

B.                                    In lieu of charges in Section II.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property, less twenty percent (20%).  If equipment and facilities are charged under this Section II.6.B, the Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation.  For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport Association (PMTA) or such other organization recognized by COPAS as the official source of rates.

7.                                      AFFILIATES

A.                                    Charges for an Affiliate’s goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators may be made without the approval of the Parties provided (i) the Affiliate is identified and the Affiliate goods and services are specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliate’s goods and services billed to such individual project do not exceed $  100,000.00       If the total costs for an Affiliate’s goods and services charged to such individual project are not specifically detailed in the approved AFE or authorization or exceed such amount,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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charges for such Affiliate shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

B.                                    For an Affiliate’s goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators, charges for such Affiliate’s goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the charges exceed $50,000.00 in a given calendar year.

C.                                    The cost of the Affiliate’s goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property, unless the Operator obtains the Non-Operators’ approval of such rates.  The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation; provided, however, documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate’s rates or charges prior to billing Non-Operators for such Affiliate’s goods and services.  Notwithstanding the foregoing, direct charges for Affiliate-owned communication facilities or systems shall be made pursuant to Section II.12 (Communications).

If the Parties fail to designate an amount in Sections II.7.A or II.7.B, in each instance the amount deemed adopted by the Parties as a result of such omission shall be the amount established as the Operator’s expenditure limitation in the Agreement.  If the Agreement does not contain an Operator’s expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be zero dollars ($ 0.00).

8.                                      DAMAGES AND LOSSES TO JOINT PROPERTY

All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the extent such damages or losses result from a Party’s or Parties’ gross negligence or willful misconduct, in which case such Party or Parties shall be solely liable.

The Operator shall furnish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been received by the Operator.

9.                                      LEGAL EXPENSE

Recording fees and costs of handling, settling, or otherwise discharging litigation, claims, and liens incurred in or resulting from operations under the Agreement, or necessary to protect or recover the Joint Property, to the extent permitted under the Agreement.  Costs of the Operator’s or Affiliate’s legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent permitted as a direct charge in the Agreement.

10.                               TAXES AND PERMITS

All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the penalties and interest result from the Operator’s gross negligence or willful misconduct.

If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party’s working interest, then notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party’s working interest.

Costs of tax consultants or advisors, the Operator’s employees, or Operator’s Affiliate employees in matters regarding ad valorem or other tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters).

Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted, provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for tax charges and to determine that the correct amount of taxes were charged to the Joint Account.  If the Non-Operator is not permitted to review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the amount owed by the Joint Account.

11.                               INSURANCE

Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties.  If Joint Operations are conducted at locations where the Operator acts as self-insurer in regard to its worker’s compensation and employer’s liability insurance obligation, the Operator shall charge the Joint Account manual rates for the risk assumed in its self-insurance program as regulated by the jurisdiction governing the Joint Property.  In the case of offshore operations in federal waters, the manual rates of the adjacent state shall be used for personnel performing work On-site, and such rates shall be adjusted for offshore operations by the U.S. Longshoreman and Harbor Workers (USL&H) or Jones Act surcharge, as appropriate.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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12.                               COMMUNICATIONS

Costs of acquiring, leasing, installing, operating, repairing, and maintaining communication facilities or systems, including satellite, radio and microwave facilities, between the Joint Property and the Operator’s office(s) directly responsible for field operations in accordance with the provisions of COPAS MFI-44 (“Field Computer and Communication Systems”).  If the communications facilities or systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section II.6 (Equipment and Facilities Furnished by Operator).  If the communication facilities or systems serving the Joint Property are owned by the Operator’s Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property.  The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation.

13.                               ECOLOGICAL, ENVIRONMENTAL, AND SAFETY

Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by Occupational Safety and Health Administration (OSHA) or other regulatory authorities.  All other labor and functions incurred for ecological, environmental and safety matters, including management, administration, and permitting, shall be covered by Sections II.2 (Labor), II.5 (Services), or Section III (Overhead), as applicable.

Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable.

14.                               ABANDONMENT AND RECLAMATION

Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws.

15.                              OTHER EXPENDITURES

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II (Direct Charges), or in Section III (Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.  Charges made under this Section II.15 shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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III.                                                                              OVERHEAD

As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section II (Direct Charges), the Operator shall charge the Joint Account in accordance with this Section III.

Functions included in the overhead rates regardless of whether performed by the Operator, Operator’s Affiliates or third parties and regardless of location, shall include, but not be limited to, costs and expenses of:

•                              warehousing, other than for warehouses that are jointly owned under this Agreement

•                              design and drafting (except when allowed as a direct charge under Sections II.13, III.1.A(ii), and III.2, Option B)

•                              inventory costs not chargeable under Section V (Inventories of Controllable Material)

•                              procurement

•                              administration

•                              accounting and auditing

•                              gas dispatching and gas chart integration

•                              human resources

•                              management

•                              supervision not directly charged under Section II.2 (Labor)

•                              legal services not directly chargeable under Section II.9 (Legal Expense)

•                              taxation, other than those costs identified as directly chargeable under Section II.10 (Taxes and Permits)

•                              preparation and monitoring of permits and certifications; preparing regulatory reports; appearances before or meetings with governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing, interpreting, or submitting comments on or lobbying with respect to Laws or proposed Laws.

Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing overhead functions, as well as office and other related expenses of overhead functions.

1.                                      OVERHEAD—DRILLING AND PRODUCING OPERATIONS

As compensation for costs incurred but not chargeable under Section II (Direct Charges) and not covered by other provisions of this Section III, the Operator shall charge on either:

☒                                 (Alternative 1) Fixed Rate Basis, Section III.1.B.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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☐                                   (Alternative 2) Percentage Basis, Section III.1.C.

A.                                    TECHNICAL SERVICES

(i)                                     Except as otherwise provided in Section II.13 (Ecological Environmental, and Safety) and Section III.2 (Overhead — Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical Services:

☒                                 (Alternative 1 — Direct) shall be charged direct to the Joint Account.

☐                                   (Alternative 2 — Overhead) shall be covered by the overhead rates.

(ii)                                  Except as otherwise provided in Section II.13 (Ecological, Environmental, and Safety) and Section III.2 (Overhead — Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical Services:

☒                                 (Alternative 1 — All Overhead) shall be covered by the overhead rates.

☐                                   (Alternative 2 — All Direct) shall be charged direct to the Joint Account.

☐                                   (Alternative 3 — Drilling Direct) shall be charged direct to the Joint Account, only to the extent such Technical Services are directly attributable to drilling, redrilling, deepening, or sidetracking operations, through completion, temporary abandonment, or abandonment if a dry hole.  Off-site Technical Services for all other operations, including workover, recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section III.2 (Overhead - Major Construction and Catastrophe) shall be covered by the overhead rates.

Notwithstanding anything to the contrary in this Section III, Technical Services provided by Operator’s Affiliates are subject to limitations set forth in Section II.7 (Affiliates).  Charges for Technical personnel performing non-technical work shall not be governed by

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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this Section III.1.A, but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed.

B.                                    OVERHEAD—FIXED RATE BASIS

(1)                                 The Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate per month $12,732.00 (prorated for less than a full month)

 Producing Well Rate per month $1,167.00

(2)                                 Application of Overhead—Drilling Well Rate shall be as follows:

(a)                                 Charges for onshore drilling wells shall begin on the spud date and terminate on the date the drilling and/or completion equipment used on the well is released, whichever occurs later.  Charges for offshore and inland waters drilling wells shall begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location, or is released, whichever occurs first.  No charge shall be made during suspension of drilling and/or completion operations for fifteen (15) or more consecutive calendar days.

(b)                                 Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more consecutive work—days shall be made at the Drilling Well Rate.  Such charges shall be applied for the period from date operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(3)                                 Application of Overhead—Producing Well Rate shall be as follows:

(a)                                 An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations for any portion of the month shall be considered as a one-well charge for the entire month.

(b)                                 Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion is considered a separate well by the governing regulatory authority.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c)                                  A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well, unless the Drilling Well Rate applies, as provided in Sections III.1.B.(2)(a) or (b).  This one-well charge shall be made whether or not the well has produced.

(d)                                 An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet.

(e)                                  Any well not meeting the criteria set forth in Sections III.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overhead charge.

(4)                                 The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided, however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement.  The adjustment shall be computed by applying the adjustment factor most recently published by COPAS.  The adjusted rates shall be the initial or amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the effective date of such rates, in accordance with COPAS MFI-47 (“Adjustment of Overhead Rates”).

2.                                      OVERHEAD—MAJOR CONSTRUCTION AND CATASTROPHE

To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of the Operator’s expenditure limit under the Agreement, or for any Catastrophe regardless of the amount.  If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major Construction Overhead shall be assessed for any single Major Construction project costing in excess of $100,000 gross.

Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment, removal, and restoration of platforms, production equipment, and other operating facilities.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil spill, blowout, explosion, fire, storm, hurricane, or other disaster.  The overhead rate shall be applied to those costs necessary to restore the Joint Property to the equivalent condition that existed prior to the event.

A.                                    If the Operator absorbs the engineering, design and drafting costs related to the project:

(1)                                 5% of total costs if such costs are less than $100,000; plus

(2)                                 3% of total costs in excess of $100,000 but less than $1,000,000; plus

(3)                                 2% of total costs in excess of $1,000,000.

B.                                    If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

(1)                                 3% of total costs if such costs are less than $100,000; plus

(2)                                 2% of total costs in excess of $100,000 but less than $1,000,000; plus

(3)                                 1% of total costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project.  For the purpose of this paragraph, the component parts of a single Major Construction project shall not be treated separately, and the cost of drilling and workover wells and purchasing and installing pumping units and downhole artificial lift equipment shall be excluded.  For Catastrophes, the rates shall be applied to all costs associated with each single occurrence or event.

On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply.

For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations directly resulting from the catastrophic event shall be included.  Expenditures to which these rates apply shall not be reduced by salvage or insurance recoveries.  Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any other overhead provisions.

In the event of any conflict between the provisions of this Section III.2 and the provisions of Sections II.2 (Labor), II.5 (Services), or II.7 (Affiliates), the provisions of this Section III.2 shall govern.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.                                      AMENDMENT OF OVERHEAD RATES

The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient or excessive, in accordance with the provisions of Section I.6.B (Amendments).

IV.                                                                               MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS

The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and dispositions.  The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non- Operators, at the Operator’s option.  Material furnished by any Party shall be furnished without any express or implied warranties as to quality, fitness for use, or any other matter.

1.                                      DIRECT PURCHASES

Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received.  The Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to the extent such failure was the result of the Operator’s gross negligence or willful misconduct.  A direct purchase shall be deemed to occur when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location.  Material provided by the Operator under “vendor stocking programs,” where the initial use is for a Joint Property and title of the Material does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase.  If Material is found to be defective or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60) days after the Operator has received adjustment from the manufacturer, distributor, or agent.

2.                                      TRANSFERS

A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred Material.  Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer; provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain charged to the Joint Account and is not considered a transfer.  Material shall be disposed of in accordance with Section IV.3 (Disposition of Surplus) and the Agreement to which this Accounting Procedure is attached.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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A.                                   PRICING

The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer.  Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the Material valuation.  When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or sized tubulars are approved by the Parties pursuant to Section I.6.A (General Matters).  Transfers of new Material will be priced using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer:

(1)                                 Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (HPM) or prices provided by the COPAS Computerized Equipment Pricing System (CEPS).

(a)                                 For oil country tubulars and line pipe, the published price shall be based upon eastern mill carload base prices (Houston, Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight).

(b)                                 For other Material, the published price shall be the published list price in effect at date of movement, as listed by a Supply Store nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation costs as defined in Section IV.2.B (Freight).

(2)                                 Based on a price quotation from a vendor that reflects a current realistic acquisition cost.

(3)                                 Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12) months from the date of physical transfer.

(4)                                 As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning the Material for Material being transferred from the Joint Property.

B.                                    FREIGHT

Transportation costs shall be added to the Material transfer price using the method prescribed by the COPAS Computerized Equipment Pricing System (CEPS).  If not using CEPS, transportation costs shall be calculated as follows:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(1)                                 Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to the Railway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 (“Material Pricing Manual”) and other COPAS MFIs in effect at the time of the transfer.

(2)                                 Transportation costs for special mill items shall be calculated from that mill’s shipping point to the Railway Receiving Point.  For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used.  Transportation costs for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway Receiving Point.

(3)                                 Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to the Railway Receiving Point.

(4)                                 Transportation costs for Material other than that described in Sections IV.2.B.(1) through (3), shall be calculated from the Supply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point

Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred.  All transportation costs are subject to Equalized Freight as provided in Section II.4 (Transportation) of this Accounting Procedure.

C.                                    TAXES

Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer.  In either case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase.

D.                                    CONDITION

(1)                                 Condition “A” — New and unused Material in sound and serviceable condition shall be charged at one hundred percent (100%) of the price as determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes).  Material transferred from the Joint Property that was not placed in service shall be credited as charged without gain or loss; provided, however, any unused Material that was charged to the Joint Account through a direct purchase will be credited to the Joint Account at the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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original cost paid less restocking fees charged by the vendor.  New and unused Material transferred from the Joint Property may be credited at a price other than the price originally charged to the Joint Account provided such price is approved by the Parties owning such Material, pursuant to Section I.6.A (General Matters).  All refurbishing costs required or necessary to return the Material to original condition or to correct handling, transportation, or other damages will be borne by the divesting property.  The Joint Account is responsible for Material preparation, handling, and transportation costs for new and unused Material charged to the Joint Property either through a direct purchase or transfer.  Any preparation costs incurred, including any internal or external coating and wrapping, will be credited on new Material provided these services were not repeated for such Material for the receiving property.

(2)                                 Condition “B” — Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by seventy-five percent (75%).

Except as provided in Section IV.2.D(3), all reconditioning costs required to return the Material to Condition “B” or to correct handling, transportation or other damages will be borne by the divesting property.

If the Material was originally charged to the Joint Account as used Material and placed in service for the Joint Property, the Material will be credited at the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) multiplied by sixty-five percent (65%).

Unless otherwise agreed to by the Parties that paid for such Material, used Material transferred from the Joint Property that was not placed in service on the property shall be credited as charged without gain or loss.

(3)                                 Condition “C” — Material that is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by fifty percent (50%).

The cost of reconditioning may be charged to the receiving property to the extent Condition “C” value, plus cost of reconditioning, does not exceed Condition “B” value.

(4)                                 Condition “D” — Material that (i) is no longer suitable for its original purpose but useable for some other purpose, (ii) is obsolete, or (iii) does not meet original specifications but still has value and can be used in other

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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applications as a substitute for items with different specifications, is considered Condition “D” Material.  Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight.  Used casing, tubing, or drill pipe utilized as line pipe shall be priced at used line pipe prices.  Casing, tubing, or drill pipe used as higher pressure service lines than standard line pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe.  Upset tubular goods shall be priced on a non-upset basis.  For other items, the price used should result in the Joint Account being charged or credited with the value of the service rendered or use of the Material, or as agreed to by the Parties pursuant to Section 1.6.A (General Matters).

(5)                                 Condition “E” — Junk shall be priced at prevailing scrap value prices.

E.                                     OTHER PRICING PROVISIONS

(1)                                 Preparation Costs

Subject to Section II (Direct Charges) and Section III (Overhead) of this Accounting Procedure, costs incurred by the Operator in making Material serviceable including inspection, third party surveillance services, and other similar services will be charged to the Joint Account at prices which reflect the Operator’s actual costs of the services.  Documentation must be provided to the Non-Operators upon request to support the cost of service.  New coating and/or wrapping shall be considered a component of the Materials and priced in accordance with Sections IV.1 (Direct Purchases) or IV.2.A (Pricing), as applicable.  No charges or credits shall be made for used coating or wrapping.  Charges and credits for inspections shall be made in accordance with COPAS MFI-38 (“Material Pricing Manual”).

(2)                                 Loading and Unloading Costs

3.                                      DISPOSITION OF SURPLUS

Surplus Material is that Material, whether new or used, that is no longer required for Joint Operations.  The Operator may purchase, but shall be under no obligation to purchase, the interest of the Non-Operators in surplus Material.

Dispositions for the purpose of this procedure are considered to be the relinquishment of title of the Material from the Joint Property to either a third party, a Non-Operator, or to the Operator.  To avoid the accumulation of surplus Material, the Operator should make good faith efforts to dispose of surplus within twelve (12) months through buy/sale

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

26

agreements, trade, sale to a third party, division in kind, or other dispositions as agreed to by the Parties.

Disposal of surplus Materials shall be made in accordance with the terms of the Agreement to which this Accounting Procedure is attached.  If the Agreement contains no provisions governing disposal of surplus Material, the following terms shall apply:

•                              The Operator may, through a sale to an unrelated third party or entity, dispose of surplus Material having a gross sale value that is less than or equal to the Operator’s expenditure limit as set forth in the Agreement to which this Accounting Procedure is attached without the prior approval of the Parties owning such Material.

•                              If the gross sale value exceeds the Agreement expenditure limit, the disposal must be agreed to by the Parties owning such Material.

•                              Operator may purchase surplus Condition “A” or “B” Material without approval of the Parties owning such Material, based on the pricing methods set forth in Section IV.2 (Transfers).

•                              Operator may purchase Condition “C” Material without prior approval of the Parties owning such Material if the value of the Materials, based on the pricing methods set forth in Section IV.2 (Transfers), is less than or equal to the Operator’s expenditure limitation set forth in the Agreement.  The Operator shall provide documentation supporting the classification of the Material as Condition C.

•                              Operator may dispose of Condition “D” or “E” Material under procedures normally utilized by Operator without prior approval of the Parties owning such Material.

4.                                      SPECIAL PRICING PROVISIONS

A.                                    PREMIUM PRICING

Whenever Material is available only at inflated prices due to national emergencies, strikes, government imposed foreign trade restrictions, or other unusual causes over which the Operator has no control, for direct purchase the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, making it suitable for use, and moving it to the Joint Property.  Material transferred or disposed of during premium pricing situations shall be valued in accordance with Section IV.2 (Transfers) or Section IV.3 (Disposition of Surplus), as applicable.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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B.                                    SHOP-MADE ITEMS

Items fabricated by the Operator’s employees, or by contract laborers under the direction of the Operator, shall be priced using the value of the Material used to construct the item plus the cost of labor to fabricate the item.  If the Material is from the Operator’s scrap or junk account, the Material shall be priced at either twenty-five percent (25%) of the current price as determined in Section IV.2.A (Pricing) or scrap value, whichever is higher.  In no event shall the amount charged exceed the value of the item commensurate with its use.

C.                                    MILL REJECTS

Mill rejects purchased as “limited service” casing or tubing shall be priced at eighty percent (80%) of K-55/J-55 price as determined in Section IV.2 (Transfers).  Line pipe converted to casing or tubing with casing or tubing couplings attached shall be priced as K-55/J-55 casing or tubing at the nearest size and weight.

V.                                                                                    INVENTORIES OF CONTROLLABLE MATERIAL

The Operator shall maintain records of Controllable Material charged to the Joint Account, with sufficient detail to perform physical inventories.

Adjustments to the Joint Account by the Operator resulting from a physical inventory of Controllable Material shall be made within twelve (12) months following the taking of the inventory or receipt of Non-Operator inventory report.  Charges and credits for overages or shortages will be valued for the Joint Account in accordance with Section IV.2 (Transfers) and shall be based on the Condition “B” prices in effect on the date of physical inventory unless the inventorying Parties can provide sufficient evidence another Material condition applies.

1.                                      DIRECTED INVENTORIES

Physical inventories shall be performed by the Operator upon written request of a majority in working interests of the Non-Operators (hereinafter, “directed inventory”); provided, however, the Operator shall not be required to perform directed inventories more frequently than once every five (5) years.  Directed inventories shall be commenced within one hundred eighty (180) days after the Operator receives written notice that a majority in interest of the Non-Operators has requested the inventory.  All Parties shall be governed by the results of any directed inventory.

Expenses of directed inventories will be borne by the Joint Account; provided, however, costs associated with any post-report follow-up work in settling the inventory will be absorbed by the Party incurring such costs.  The Operator is expected to exercise judgment in keeping expenses within reasonable limits.  Any anticipated disproportionate

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28

or extraordinary costs should be discussed and agreed upon prior to commencement of the inventory.  Expenses of directed inventories may include the following:

A.                                    A per diem rate for each inventory person, representative of actual salaries, wages, and payroll burdens and benefits of the personnel performing the inventory or a rate agreed to by the Parties pursuant to Section I.6.A (General Matters).  The per diem rate shall also be applied to a reasonable number of days for pre-inventory work and report preparation.

B.                                    Actual transportation costs and Personal Expenses for the inventory team.

C.                                    Reasonable charges for report preparation and distribution to the Non-Operators.

2.                                      NON-DIRECTED INVENTORIES

A.                                    OPERATOR INVENTORIES

Physical inventories that are not requested by the Non-Operators may be performed by the Operator, at the Operator’s discretion.  The expenses of conducting such Operator-initiated inventories shall not be charged to the Joint Account.

B.                                    NON-OPERATOR INVENTORIES

Subject to the terms of the Agreement to which this Accounting Procedure is attached, the Non-Operators may conduct a physical inventory at reasonable times at their sole cost and risk after giving the Operator at least ninety (90) days prior written notice.  The Non-Operator inventory report shall be furnished to the Operator in writing within ninety (90) days of completing the inventory fieldwork.

C.                                    SPECIAL INVENTORIES

The expense of conducting inventories other than those described in Sections V.1 (Directed Inventories), V.2.A (Operator Inventories), or V.2.B (Non-Operator Inventories), shall be charged to the Party requesting such inventory; provided, however, inventories required due to a change of Operator shall be charged to the Joint Account in the same manner as described in Section V.1 (Directed Inventories).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT “D”

Attached to and made part of that certain Operating Agreement dated                      by and between EOG Resources, Inc., as Operator, and                                        , as Non-Operator.

INSURANCE

Operator, during the term of this Agreement, shall comply with the provisions of “Article V.D.9.”  hereof.  No other insurance will be carried by Operator for benefit of the Joint Account.

All damage or injury to the Contract Area property thereon shall be borne by the parties hereto in proportion to their interests therein.  The liability, if any, of the parties hereto in damages for claims growing out of personal injury to or death from third parties or injury to or destruction of property of third parties resulting from the operations conducted hereunder shall be borne in proportion to their interests in the Contract Area property, and each party individually may acquire such insurance as it deems proper to protect itself against such claims.  Operator shall require all contractors engaged in work on or for the Contract Area to comply with the Workmen’s Compensation law of the State where the operations are being conducted and to maintain such other insurance as Operator may require.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT “E”

Attached to and made part of that certain Operating Agreement dated                             , by and between EOG Resources, Inc., as Operator, and                     , as Non-Operator.

GAS STORAGE AND BALANCING AGREEMENT

In the event any of the parties hereto is not at any time taking or marketing its full share of gas produced from the well or wells, the terms of this agreement shall automatically become effective.

During the period or periods when any party hereto is not taking or marketing its full share of gas produced from the well or wells, the other parties having an interest in such well or wells shall be entitled to produce each month one hundred percent (100%) of the allowable gas production assigned to such well or wells by the appropriate regulatory body having jurisdiction or, in the event no gas allowable is assigned, one hundred percent (100%) of the gas that may be produced up to the MER, and such parties shall be entitled to take or deliver to their purchaser their pro rata share of all such gas production.  For the purposes of this agreement the term MER shall mean the total daily maximum efficient rate of hydrocarbon withdrawal from each separately produced producing interval which if exceeded for a sustained period of time, would lead to underground waste in the form of reduced ultimate recovery from each producing interval.  A party’s pro rata share shall be based on the ratio of such party’s interest in the well or wells to the total interests of all parties then taking gas from the well or wells.  All parties having an interest in the well or wells shall share in and own any liquid hydrocarbons recovered from the gas produced from such well or wells by lease equipment in accordance with their respective interests in such well or wells and subject to the Operating Agreement to which this agreement is attached, but the parties taking or marketing the gas shall own all of the gas taken or delivered to their respective purchasers and shall own and shall have the right to all liquids removed from the gas by off lease processing.

On a cumulative basis, each party not taking or marketing its full share of the gas produced from the well or wells (underproduced party) shall be credited with gas in storage equal to its full share of the gas produced from such well or wells, less its share of gas used in its lease operations, vented and unavoidably lost, and less that portion such party took or delivered to its purchaser.  Each party taking gas shall furnish, or cause to be furnished, to the Operator a monthly statement of gas taken.  The Operator will maintain a current account of the gas balance between the parties for each well or wells and will furnish all parties having an interest in such well or wells and their purchasers monthly statements showing the total quantity of gas produced, the amount used in lease operations, vented and unavoidably lost, the total quantity of liquid hydrocarbons recovered therefrom, and the monthly and cumulative over and under account of each party.

At all times while gas is produced from the well or wells, each party hereto will make or cause to be made settlement with the respective royalty owners to whom it is accountable, based on the volume of gas actually taken for its account.  Each party hereto agrees to hold all other parties harmless from any and all claims for royalty payments asserted by royalty owners to whom such

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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party is accountable.  The term “royalty owner” shall include owners of royalties, overriding royalties, and other payments out of or in lieu of production for which each party is responsible.

This agreement shall constitute a separate agreement as to each producing interval in a well or wells.  Where production from two or more producing intervals is commingled in the wellbore so that the gas from each such interval cannot be separately metered, the commingled producing intervals shall then be considered to be a single interval for the purposes of this agreement.

Upon written notice at least one month and five (5) days prior to the beginning of a month from any underproduced party to the Operator and to each party that has taken or delivered to its purchaser more than it’s full share of gas (overproduced party), such underproduced party may, commencing on the first day of the month after such notice is given, begin taking or delivering to its purchaser, its full share of gas produced from the well or wells less such party’s share of gas used in lease operations, vented and unavoidably lost (net share of gas produced).  In addition to such share, the underproduced party, until it has recovered its gas in storage and balanced its gas account, shall be entitled to take or deliver to its purchaser the following:  twenty-five percent (25%) of each overproduced party’s net share of gas produced from the well or wells.  However, in no event shall such make-up volume for any month exceed fifty percent (50%) of the underproduced party’s net share of gas produced from the well or wells.  If more than one underproduced party are balancing their gas accounts, each underproduced party shall be entitled to take or deliver to its purchaser that share of the additional gas as determined herein in proportion to its interest in such well or wells to all of the underproduced parties’ interests in such well or wells then balancing their gas accounts.  Any such additional gas taken or delivered to an underproduced party’s purchaser shall be credited against such underproduced party’s gas in storage in the order of accrual.  Once an underproduced party has elected to makeup, such party shall remain in makeup until such underproduction has been eliminated.

Each party taking or delivering gas to its purchaser shall pay any and all production taxes due on such gas.

Nothing herein shall be construed to deny any party the right, from time to time, to produce and take or deliver to its purchaser the full amount of its allowable gas production to meet the deliverability tests required by its purchaser.

For U.S. Federal income tax purposes, such party agrees to compute and report income to the Internal Revenue Service based on the quantity of gas taken for its account in accordance with the requirements of U.S. Treasury Regulations Section 1.761-2(d)(3) (the “cumulative method”)

When gas production from the well or wells permanently ceases, there shall be a cash settlement between/among the parties hereto for the volume of gas, if any, remaining in imbalance.  This cash settlement shall be made a part of the final accounting settlement.  It shall be the obligation of the Operator to determine the final accounting of underproduction and overproduction.  In making such cash settlement, each overproduced party shall remit to the Operator a sum of money attributable to the amount actually or constructively received by such overproduced party from sale or utilization of overproduction which remains accrued to such party, less applicable taxes, and other costs actually paid by the overproduced party in connection with the sale of such gas.  The Operator shall distribute the total of such amounts so collected among the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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underproduced parties in the proportion of such latter parties’ underproduction.  It is recognized that there may have been changes in the price received by overproduced parties for overproduction sold or otherwise utilized.  It is therefore agreed that any underproduction credited from time to time against any overproduced party shall be applied against such party’s overproduction in the order in which such overproduction occurred.  The “amount actually or constructively received” shall then be that overproduction remaining following application of the above rule and valued at the price in effect at the time such overproduction occurred.  If a portion of a party’s gas is taken for its own use and a portion thereof is sold, the gas value for accounting between/among the parties will be based on the price received simultaneously by such party for gas sold from the well or wells.  During periods in which a party is taking gas for its own use and making no sales, gas so taken will be valued on a mutually agreeable published index for the geographic region.  In either such instance the value so determined for gas so used will be deemed to have been constructively received by such using party.  In the event refunds are later required by any governmental authority, each party shall be accountable for such refunds on the basis of its share of gas produced and finally balanced hereunder.  If gas is processed for the recovery of liquefiable hydrocarbons, the gas value will be based on the amount which would have been received for the sale of such gas (adjusted for actual Btu content) without processing.  Anything herein to the contrary notwithstanding, the underproduced party shall not be entitled to receive from the overproduced party a payment greater than the amount the underproduced party would have been entitled to receive if the sale had been made under the contract of the underproduced party, if any.  Each party agrees to maintain complete records of gas sold and price received so Operator’s computations can be made.  Operator shall rely on statements furnished and have no liability with respect to correctness of proceeds received and distributed.

In the event an overproduced party sells its interest, underproduced parties may demand a cash settlement to be paid within thirty (30) days of such demand.

Nothing herein shall change or affect each party’s obligations to pay its proportionate share of all costs and liabilities incurred in any well or wells pursuant to the Operating Agreement to which this agreement is attached.

This agreement shall become effective in accordance with its terms and shall remain in force and effect as long as the Operating Agreement to which it is attached remains in effect, and shall inure to the benefit of and be binding upon the parties hereto, their successors, legal representatives and assigns.

Each party hereby indemnifies the other parties hereto against all liability for and agrees to defend the parties hereto against all claims which may be asserted by third parties who now or hereafter stand in contractual relationship with such indemnifying party whenever such claims are based upon said contractual relationship and arise out of the operation of this Agreement or activities of any party under its provisions, and further agrees to save the other parties hereto harmless from all judgments or damages sustained and costs incurred in connection herewith.

The Operator under the Operating Agreement is authorized to carry out the provisions of this agreement, but shall not be liable for its failure to do so as long as it acts in good faith and as would a reasonably prudent Operator in the same or similar circumstances.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Notwithstanding any provision to the contrary in this or any other agreement, any underproduced party shall have the right for a period of two (2) years after the date that gas accounts are settled, to audit an overproduced party’s records as to volumes and prices received for gas produced from the applicable area, and any overproduced party shall have the right for a period a two (2) years after the gas accounts are settled, to audit any underproduced party’s records as to volumes.

To the extent not prohibited or otherwise restricted by third-party contractual restrictions on disclosure or under a third-party confidentiality or other non-disclosure agreement, upon written request, Operator shall make available for inspection at Operator’s office during normal business hours, for review by Non-Operator, any contract entered into by Operator pursuant to which oil, gas or other hydrocarbon substances, including gas products, from the well or wells is sold or delivered to a first purchaser.  Non-Operator shall keep confidential all of the information, including the terms and provisions of any such contract(s), reviewed or obtained by Non-Operator pursuant to this paragraph, and Non-Operator shall not copy or trace, in any manner or form whatsoever, any information disclosed to Non-Operator.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT “F”

Attached to and made part of that certain Operating Agreement dated                     , by and between EOG Resources, Inc., as Operator, and                                     , as Non-Operator.

EQUAL EMPLOYMENT OPPORTUNITY PROVISION

During the performance of this contract, the Operator (meaning and referring separately to each party hereto) agrees as follows:

(1)                                 The Operator will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin.  The Operator will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex or national origin.  Such action shall include, but not be limited to the following:  Employment, upgrading, demotion, or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training including apprenticeship.  The Operator agrees to post in conspicuous places, available to employees and applicants for employment notices to be provided setting forth the provisions of this nondiscrimination clause.

(2)                                 The Operator will, in all solicitations or advertisements for employees placed by or on behalf of the Operator, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

(3)                                 The Operator will send to each labor union or representative of workers with which Operator has a collective bargaining agreement or other contract or understanding, a notice to be provided, advising the said labor union or workers’ representatives of the Operator’s commitments under Section 202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

(4)                                 The Operator will comply with all provisions of Executive Order 11246 of September 24.  1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

(5)                                 The Operator will furnish all information and reports required by Executive order 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to Operator’s books, records, and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

(6)                                 In the event of the Operator’s non-compliance with the non-discrimination clauses of this contract or with any of the said rules, regulations, or orders, this contract may be cancelled, terminated or suspended in whole or in part and the Operator may be declared ineligible for further Government contracts or federally assisted construction contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

(7)                                 The Operator will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor.  The Operator will take such action with respect to any subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions including sanctions for non-compliance:  Provided, however, that in the event the Operator becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the administering agency, the Operator may request the United States to enter into such litigation to protect the interests of the United States.

Operator acknowledges that Operator may be required to file Standard Form 100 (EEO-1) promulgated jointly by the Office of Federal Contract Compliance, the Equal Employment Opportunity Commission and Plans for Progress with the appropriate agency within 30 days of the date of contract award if such report has not been filed for the current year and otherwise comply with or file such other compliance reports as may be required under Executive Order 11246, as amended and Rules and Regulations adopted thereunder.

Operator further acknowledges that Operator may be required to develop a written affirmative action compliance program as required by the Rules and Regulations approved by the Secretary of Labor under authority of Executive Order 11246 and supply each other party hereto with a copy of such program if so requested.

CERTIFICATION OF NONSEGREGATED FACILITIES

By entering into this contract, the Operator certifies that Operator does not and will not maintain or provide for Operator’s employees any segregated facilities at any of Operator’s establishments, and that Operator does not and will not permit Operator’s employees to perform their services at any location, under Operator’s control, where segregated facilities are maintained.  The Operator agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.  As used in this certification, the term “segregated facilities” means, but is not limited to, any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.  Operator further agrees that (except where Operator has obtained identical certification from proposed contractors and subcontractors for specific time periods) Operator will obtain identical certifications from proposed contractors and subcontractors prior to the award of contracts or subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity clause; that Operator will retain such certifications in Operator’s files and that Operator will forward the following notice to such proposed contractors and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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subcontractors (except where the proposed contractors or subcontractors have submitted identical certifications for specific time periods).  Notice to prospective contractors and subcontractors of requirement for certification of nonsegregated facilities.  A Certificate of Nonsegregated Facilities must be submitted prior to the award of a contract or subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity clause.  The certification may be submitted either for each contract and subcontract or for all contracts and subcontracts during a period (i.e., quarterly, semiannually, or annually).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT “G”

Attached to and made part of that certain Operating Agreement dated                          by and between EOG Resources, Inc., as Operator, and                                   , as Non-Operator.

THERE IS NO EXHIBIT “G” TO THIS OPERATING AGREEMENT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AAPL — FORM 610RS — 1989

EXHIBIT “H”

Attached to and made part of that certain Operating Agreement dated                  , by and between EOG Resources, Inc., as Operator, and                                    , as Non-Operator.

MODEL FORM RECORDING SUPPLEMENT TO

OPERATING AGREEMENT AND FINANCING STATEMENT

THIS AGREEMENT, entered into by and between EOG Resources, Inc., hereinafter referred to as “Operator,” and the signatory party or parties other than Operator, hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A” (said land, Leases and Interests being hereinafter called the “Contract Area”), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on Exhibit “A”;

WHEREAS, the parties hereto have executed an Operating Agreement dated         (herein the “Operating Agreement”), covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for Oil and Gas; and

WHEREAS, the parties hereto have executed this agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1.                                      This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all terms used herein shall have the meaning ascribed to them in the Operating Agreement.

2.                                      The parties do hereby agree that:

A.                              The Oil and Gas Leases and/or Oil and Gas Interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit such Leases and Interests to the performance thereof.

B.                              The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

C.                              All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D.                              Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit “A,” all production of Oil and Gas from the Contract Area shall be owned by the parties as provided in the Operating Agreement; provided nothing contained in this agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E.                               Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F.                                An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

G.                              The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers.

This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

H.                             The parties shall have the right to acquire an interest in renewal, extension and replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non-participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

I.                                  The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party’s right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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J.                                  Each party’s interest under this agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party’s share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

K.                             All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement.

3.                                      The parties hereby grant reciprocal liens and security interests as follows:

A.                                    Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under this agreement and the Operating Agreement.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B.                              Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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under this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

C.                              To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

D.                              If any party fails to pay its share of expenses within one hundred-twenty (120) days after rendition of a statement therefor by Operator the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in the Operating Agreement, and each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

E.                               If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F.                                The lien and security interest granted in this paragraph 3 supplements identical rights granted under the Operating Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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G.                              To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

H.                             The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above-described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

4.                                      This agreement shall be effective as of the date of the Operating Agreement as above recited.  Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5.                                      This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns.  No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties.  If the transfer is permitted, the assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6.                                      In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.                                      This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8.                                      Other provisions.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this agreement shall be effective as of the        day of  ,

OPERATOR

ATTEST OR WITNESS
EOG RESOURCES, INC.

By:
Ernest J. LaFlure
	Title:	Vice President & General Manager
Date:
	Address:	6101 S. Broadway, Suite 200, Tyler, TX 75703

NON-OPERATORS

ATTEST OR WITNESS

By:

Title:
Date:
Address:
ATTEST OR WITNESS

By:

Title:
Date:
Address:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ACKNOWLEDGEMENTS

STATE OF TEXAS	§
§
COUNTY OF SMITH	§

This instrument was acknowledged before me on                 day of              , 2013, by Ernest J. LaFlure as Vice President & General Manager of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

(Seal, if any)

My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF SMITH	§

This instrument was acknowledged before me on              day of           , 2013, by                 ,                                    of                                     , a                               corporation, on behalf of said corporation.

(Seal, if any)

My Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT “A”

Attached to and made part of that certain Model Form Recording Supplement to Operating Agreement and Financing Statement dated            , by and between EOG Resources, Inc., as Operator, and                     , as Non-Operator.

1.                                      Description of lands subject to this agreement:

Contract area depicted on Exhibit “A-1”.

2.                                      Restrictions, if any, as to depths, formations or substances:

3.                                      Parties to agreement with interests and address and telephone numbers for notice purposes:

EOG Resources, Inc.
6101 S. Broadway, Suite 200
Tyler, Texas 75703
Telephone:                                   (903) 509-7100
Fax:                                                                       (903) 509-4726

4.                                      Percentage interests of parties to this agreement:

EOG Resources, Inc.                                                                                                                                 %

5.                                      Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement:

END OF EXHIBIT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit A-1

Attached to and made part of that certain Model Form Recording Supplement to Operating Agreement and Financing Statement dated                                   , by and between EOG Resources, Inc., as Operator, and                                       , as Non-Operator.

Plat to be inserted

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit “D-2”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Form of Amended JOA

FIRST AMENDMENT TO OPERATING AGREEMENT

This First Amendment to Operating Agreement (this “Amendment”) is made effective as of the 1st day of October, 2013 (the “Effective Date”), by and between EOG Resources, Inc., a Delaware Corporation (“EOG”), as Operator, and ZaZa Energy LLC, a Texas limited liability company (“ZaZa”), as Non-Operator.  EOG and ZaZa are hereinafter referred to collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Operating Agreement dated March 1, 2013, covering lands in Walker, Grimes, Madison, Trinity, and Montgomery Counties, Texas (the “Operating Agreement”); and

WHEREAS, the Parties intend to amend the Operating Agreement;

NOW, THEREFORE, the Parties do hereby amend the Operating Agreement, insofar and only insofar as set out herein below:

1.                                      Replacement Exhibit “A-1”.  Effective as of the Effective Date, Exhibit “A-1” attached to the Operating Agreement is hereby deleted in its entirety and replaced with Exhibit “A-1” attached hereto.

2.                                      Replacement Exhibit “A-2”.  Effective as of the Effective Date, Exhibit “A-2” attached to the Operating Agreement is hereby deleted in its entirety and replaced with Exhibit “A-2” attached hereto.

Except as amended hereby, the Operating Agreement remains in full force and effect.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.  This Amendment shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Texas.

This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

[Signature page follows]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-2 - 1

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the Effective Date.

OPERATOR:

EOG RESOURCES, INC.

By:

Randall L. Davis, Agent and Attorney-in-Fact

NON-OPERATOR:

ZAZA ENERGY, LLC

By:

Todd A. Brooks, Manager

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-2 - 2

EXHIBIT “A-1”

See attached.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-2 - 3

EXHIBIT “A-2”

See attached.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D-2 - 4

Exhibit “E-1”

To Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

FORM OF MEMORANDUM OF JOA

(See attached)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-1-1

AAPL — FORM 61ORS — 1989

MODEL FORM RECORDING SUPPLEMENT TO
OPERATING AGREEMENT AND FINANCING STATEMENT

THIS AGREEMENT, entered into by and between         EOG Resources, Inc.,         hereinafter referred to as “Operator,” and the signatory party or parties other than Operator, hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A” (said land, Leases and Interests being hereinafter called the “Contract Area”), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on Exhibit “A”;

WHEREAS, the parties hereto have executed an Operating Agreement dated                      (herein the “Operating Agreement”), covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for Oil and Gas; and

WHEREAS, the parties hereto have executed this agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1.                                      This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all terms used herein shall have the meaning ascribed to them in the Operating Agreement.

2.                                      The parties do hereby agree that:

A.                                    The Oil and Gas Leases and/or Oil and Gas Interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit such Leases and Interests to the performance thereof.

B.                                    The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

C.                                    All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

D.                                    Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit “A,” all production of Oil and Gas from the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Contract Area shall be owned by the parties as provided in the Operating Agreement; provided nothing contained in this agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E.                                     Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F.                                      An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers.

This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

The parties shall have the right to acquire an interest in renewal, extension and replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non-participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party’s right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

Each party’s interest under this agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party’s

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement.

3.                                      The parties hereby grant reciprocal liens and security interests as follows:

A.                                    Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under this agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B.                                    Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest under this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

C.                                    To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

D.                                    If any party fails to pay its share of expenses within one hundred-twenty (120) days after rendition of a statement therefor by Operator the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party no paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in the Operating Agreement, and each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

E.                                     If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F.                                      The lien and security interest granted in this paragraph 3 supplements identical rights granted under the Operating Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

G.                                    To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

H.                                   The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above-described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

4.                                      This agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5.                                      This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties. If the transfer is permitted, the assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

6.                                      In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

7.                                      This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8.                                      Other provisions.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

IN WITNESS WHEREOF, this agreement shall be effective as of the day of             .

OPERATOR

ATTEST OR WITNESS	EOG RESOURCES, INC.

By:
Ernest J. LaFlure
	Title:	Vice President & General Manager
Date:
	Address:	6101 S. Broadway, Suite 200, Tyler,
TX 75703

NON-OPERATORS

ATTEST OR WITNESS

By:

Title:
Date:
Address:

ATTEST OR WITNESS

By:

Title:
Date:
Address:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

ACKNOWLEDGEMENTS

STATE OF TEXAS	§
§
COUNTY OF SMITH	§

This instrument was acknowledged before me on            day of                     , 2013, by Ernest J. LaFlure as Vice President & General Manager of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

(Seal, if any)

My Commission Expires

STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on            day of                      2013 by                                          of                                                   , a                    corporation, on behalf of said corporation.

(Seal, if any)

My Commission Expires

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

EXHIBIT “A”

Attached to and made part of that certain Model Form Recording Supplement to Operating Agreement and Financing Statement dated                               , by and between EOG Resources, Inc., as Operator, and                                         , as Non-Operator.

1.                                      Description of lands subject to this agreement:

Contract area depicted on Exhibit “A-1”.

2.                                      Restrictions, if any, as to depths, formations or substances:

3.                                      Parties to agreement with interests and address and telephone numbers for  notice purposes:

EOG		Resources,		Inc.
6101	S.	Broadway,	Suite	200
Tyler,		Texas		75703
Telephone:	(903)			509-7100
Fax:	(903) 509-4726

4.                                      Percentage interests of parties to this agreement:

EOG Resources, Inc.	%

5.                                      Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement:

END OF EXHIBIT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit A-1

Attached to and made part of that certain Model Form Recording Supplement to Operating Agreement and Financing Statement dated                                   , by and between EOG Resources, Inc., as Operator, and                                          as Non-Operator.

Plat to be inserted

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Exhibit “E-2”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Form of Amended Memorandum of JOA

MEMORANDUM OF FIRST AMENDMENT TO OPERATING AGREEMENT

STATE OF TEXAS	§
§
COUNTIES OF WALKER,	§
GRIMES, MADISON,	§
TRINITY, AND MONTGOMERY	§

This Memorandum of First Amendment to Operating Agreement (this “Amended Memorandum”) is made effective as of the 1st day of March, 2013 (the “Effective Date”), by and between EOG Resources, Inc., a Delaware Corporation (“EOG”), as Operator, and ZaZa Energy LLC, a Texas limited liability company (“ZaZa”), as Non-Operator.  EOG and ZaZa are hereinafter referred to collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Operating Agreement dated effective as of the Effective Date, covering lands in Walker, Grimes, Madison, Trinity, and Montgomery Counties, Texas (the “Operating Agreement”), a Memorandum of which is filed for record at Vol.       , Page       , Official Public Records of                        County, Texas (the “Original Memorandum”);

WHEREAS, the Parties have executed a First Amendment to Operating Agreement dated effective as of the Effective Date (the “Amendment”); and

WHEREAS, the Parties desire to amend the Original Memorandum to reflect the terms of the Operating Agreement, as amended by the Amendment;

NOW, THEREFORE, the Parties do hereby amend the Original Memorandum, insofar and only insofar as set out herein below:

1.                                      Replacement Exhibit “A-1”.  Effective as of the Effective Date, Exhibit “A-1” attached to the Original Memorandum is hereby deleted in its entirety and replaced with Exhibit “A-1” attached hereto.

2.                                      Replacement Exhibit “A-2”.  Effective as of the Effective Date, Exhibit “A-2” attached to the Original Memorandum is hereby deleted in its entirety and replaced with Exhibit “A-2” attached hereto.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 1

Except as amended hereby, the Original Memorandum remains in full force and effect.  Any provision of this Amended Memorandum held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amended Memorandum and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.  This Amended Memorandum shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Texas.

This Amended Memorandum may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

[Signature and acknowledgment pages follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 2

IN WITNESS WHEREOF, the parties have executed this Amended Memorandum to be effective as of the Effective Date.

OPERATOR:

EOG RESOURCES, INC.

By:

Randall L. Davis, Agent and Attorney-in-Fact

NON-OPERATOR:

ZAZA ENERGY, LLC

By:

Todd A. Brooks, Manager

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 3

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me this        day of October, 2013, by Randall L. Davis, as Agent and Attorney-in-Fact of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me this          day of October, 2013, by Todd A. Brooks, as Manager of ZaZa Energy LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 4

EXHIBIT “A-1”

See attached.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 5

EXHIBIT “A-2”

See attached.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-2 - 6

EXHIBIT “F”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

WELL DATA REQUIREMENTS AND DISTRIBUTION

ZAZA ENERGY CORPORATION

1301 McKinney St., Suite 2850

Houston, Texas 77010

partner.reports@zazaenergy.com

ZaZa Representatives

Please notify Andrew Van Horn 24 hours prior to spud, testing, coring, logging, sidetracking, or abandoning.

ZaZa Representatives should be set up to receive emailed reports, mud logs, etc. and permitted access to secure websites providing well progress, well data, mud logs, logs, etc with usernames and passwords prior to spud.  ZaZa Representatives shall be provided with rig phone numbers, contact information for the Well Site Manager or “Company Man”, and directions to the rig.  Range may be on location during coring and logging (including MWD) to the extent permitted by, and subject to the terms and provisions of, the Range-ZaZa JV Agreement.

ALL WELL DATA (BELOW) TO BE FAXED, DELIVERED, EMAILED, OR MAILED TO:

partner.reports@zazaenergy.com

WELL DATA:

DAILY DRILLING REPORTS:  Daily drilling progress reports from spud date to sales (or P&A) should be emailed to or faxed to the number above daily prior to 9:00 a.m.

Prior to Drilling:		# of Copies:

1.	AFE Authorizations	1
2.	Well Prognosis and Drilling Program	1
3.	All Forms or Reports to Government Agencies	1
4.	Survey Plat	1
5.	Notice of Intent to Drill	1

During and After Drilling:

1.	Rig Phone #	1
2.	Directions and access to rig with prior notification
3.	Logs — Field Prints	2
4.	Logs — Final Prints	4
5.	Digital LAS File of Logs (e-mail MWD logs and surveys at least once per day, or as needed)
6.	All open hole or case hole logs in Digital LAS format —
	a.	Delivered via email or ftp site upon completion logging
	b.	The following logs are recommended (or the equivalent from an alternative service company) are included, but not limited to:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F - 1

	i.	Triple Combo (INDUCTION/CNL-FDC/PE)
	ii.	Natural Gamma-Ray (Spectral log)
	iii.	Acoustic (Standard or Dipole)
	iv.	Elemental Capture (ECS)
	v.	Imaging log
7.	Rotary Sidewall and conventional core and analysis	daily, plus 1 final
	a.	Access to hole core slabs for review
8.	Directional Survey in Digital Format	1
9.	Hydrocarbon Mud Log - Daily Report, 1” Log, 5” over Shows	1
10.	Hydrocarbon Mud Log — Final Prints	4
11.	Sets of Dry Samples @ 30’ Intervals (maximum)	1
12.	Any and All Supplemental Data Including Dipmeters,
	Paleo, RFT, DST, Image Logs, etc	2
13.	Water and Hydrocarbon Analysis	1
14.	Completion Procedure	1
15.	Reservoir Fluid Analysis	1
16.	Bottom hole Pressure Surveys	1
17.	Cement Bond Log	2
18.	Completion Reports	2
19.	Production Reports	1
20.	Plugging Record	2

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F - 2

Exhibit “G-1”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

ASSIGNMENT OF OIL AND GAS LEASES

This Assignment of Oil and Gas Leases (this “Assignment”), effective as of 7:00 a.m. Central Time on                        , 20       (the “Effective Time”), is by and among ZaZa Energy Corporation, a Delaware corporation (“ZaZa Corporation”) and ZaZa Energy, LLC, a Texas limited liability company (“ZaZa LLC,” and together with ZaZa Corporation, each an “Assignor” and collectively the “Assignors”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010, and EOG Resources, Inc., a Delaware corporation, whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703 (“Assignee”) (collectively, the “Parties”).

Assignors, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, have granted, bargained, sold, conveyed, assigned, transferred, and delivered, and by these presents do grant, bargain, sell, convey, assign, transfer, and deliver, unto Assignee an undivided seventy-five percent (75%) of 8/8ths interest in and to the oil and gas leases and the leasehold estates created thereby described in Exhibit “A” attached hereto and incorporated herein (the “Leases”), together with corresponding interests in and to all related property and rights, including the following (collectively, the “Properties”):

1.                                      the lands covered by, or subject to, or pooled or unitized with the Leases, INSOFAR AND ONLY INSOFAR as such lands are located within the area of mutual interest (the “AMI”) set forth in that certain Amended Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among Assignor, Assignee, and ZaZa Energy Corporation, filed at File Stamp No.                           , Official Public Records of Walker County, Texas (together, the “Lands”).  For clarity, this Assignment is intended to include all rights and interests arising by operation of law or otherwise in connection with the pooling, unitization or communitization of any of the Leases or any portion of the Lands, in each case, only to the extent attributable to the interest being conveyed to Assignee hereunder;

2.                                      the easements, rights-of-way, permits, leases, licenses, servitudes, access agreements, surface use agreements or other similar interests with respect to ingress, egress, access to or under the Lands, including without limitation those described in Exhibit “B” attached hereto and incorporated herein (collectively, the “Easements”);

3.                                      the agreements, contracts, options, transferable licenses, transferable permits, and other instruments or documents related to the ownership, use, development, maintenance, or operation of the Leases, Lands, or Easements, including those

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 1

described in Exhibit “C” attached hereto and incorporated herein (collectively, the “Contracts”); and

4.                                      all files (whether originals, copies, or in digital or electronic format), including the Contracts, the Leases, lease files, title files, abstracts of title, title opinions, title information, title commitments, land surveys, maps, data, correspondence, environmental and regulatory files and reports, engineering and production files, accounting files relating directly to the Lands or Leases, seismic records and surveys, gravity maps, geological or geophysical data and records, and all other files, documents, materials, information, instruments and records of every kind and description in Assignors’ control or possession which affect, concern, pertain or relate to, or are used directly in connection with, the Lands or Leases (collectively, the “Files”).

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns FOREVER, subject to the following:

A.                                    This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, by and between the Parties (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignors’ or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

B.                                    The “Excluded Merger ORRIs” are set forth on Exhibit “D” attached hereto and incorporated herein.  As used in this Assignment, the term “Merger ORRIs” means the overriding royalty interests of the former owners (or their Affiliates) of ZaZa LLC, except for the Excluded Merger ORRIs.  With respect to the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), ZaZa shall bear one hundred percent (100%) of any burdens associated with the Merger ORRIs until Payout.  From and after Payout for the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), and at all times for any other well drilled on the “ZaZa Leases” (as defined in the Exploration Agreement), if such well is drilled on the Leases, the Merger ORRIs for such well shall be borne twenty-five percent (25%) by ZaZa LLC and seventy-five percent (75%) by Assignee.  Except for the Merger ORRIs, all overriding royalty interests, production payments, and similar burdens on production from the

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 2

Leases created by, through, or under Assignors shall be borne entirely by Assignors.  Except to the extent that Assignee’s net revenue interest is reduced by Assignee’s share of burdens associated with the Merger ORRIs, Assignee’s net revenue interest in each Lease and all oil, gas, and other hydrocarbons and minerals produced therefrom shall be free and clear of all encumbrances created by, through, or under Assignors and shall not be less than the net revenue interest first received by either Assignor from the lessor or prior third party assignor of such Lease, as the case may be, proportionately reduced to the interest assigned to Assignee hereby.

C.                                    This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

D.                                    Assignee expressly assumes its proportionate share of obligations as to the Properties occurring at or after the Effective Time.

E.                                     Assignors jointly and severally hereby agree to bind themselves and their respective successors, legal representatives, and assigns to warrant and forever defend all and singular the Properties unto Assignee and its successors, legal representatives, and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under either Assignor, but not otherwise.

F.                                      THE REPRESENTATIONS AND WARRANTIES OF ASSIGNORS CONTAINED IN THE EXPLORATION AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED IN THIS ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY ASSIGNORS OR THEIR REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED IN THE EXPLORATION AGREEMENT OR IN THIS ASSIGNMENT, ASSIGNORS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY FILES OR INFORMATION PROVIDED BY ASSIGNORS OR THEIR REPRESENTATIVES; AND (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES OR ANY ESTIMATES OF THE VALUE OR FUTURE REVENUES TO BE GENERATED FROM THE PROPERTIES.

G.                                    The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same conveyance.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 3

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the date of their respective acknowledgments below, to be effective for all purposes as of the Effective Time.

ASSIGNORS:

ZAZA ENERGY CORPORATION

By:
Name:
Title:

ZAZA ENERGY, LLC

By:
Name:
Title:

ASSIGNEE:

EOG RESOURCES, INC.

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 5

ACKNOWLEDGMENTS

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 6

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 7

Exhibit “A”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 8

Exhibit “B”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 9

Exhibit “C”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 10

Exhibit “D”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1 - 11

Exhibit “G-2”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

ASSIGNMENT OF OIL AND GAS LEASES

This Assignment of Oil and Gas Leases (this “Assignment”), effective as of 7:00 a.m. Central Time on                        , 20       (the “Effective Time”), is by and among ZaZa Energy Corporation, a Delaware corporation (“ZaZa Corporation”) and ZaZa Energy, LLC, a Texas limited liability company (“ZaZa LLC,” and together with ZaZa Corporation, each an “Assignor” and collectively the “Assignors”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010, and EOG Resources, Inc., a Delaware corporation, whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703 (“Assignee”) (collectively, the “Parties”).

Assignors, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, have granted, bargained, sold, conveyed, assigned, transferred, and delivered, and by these presents do grant, bargain, sell, convey, assign, transfer, and deliver, unto Assignee (i) an undivided seventy-five percent (75%) of 8/8ths interest in and to the oil and gas leases and the leasehold estates created thereby described in Exhibit “A-1” attached hereto and incorporated herein (“ZaZa Leases”), together with corresponding interests in and to all related property and rights, and (ii) an undivided fifty percent (50%) of 8/8ths interest in and to the oil and gas leases and the leasehold estates created thereby described in Exhibit “A-2” attached hereto and incorporated herein (“Range Leases”), together with corresponding interests in and to all related property and rights following (the ZaZa Leases and Range Leases are collectively referred to herein as the “Leases”), including the following (collectively, the “Properties”)[, except to the extent constituting Excluded Properties, as hereinafter defined]:

1.                                      the lands covered by, or subject to, or pooled or unitized with the Leases, INSOFAR AND ONLY INSOFAR as such lands are located within the area of mutual interest (the “AMI”) set forth in that certain Amended Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among Assignor, Assignee, and ZaZa Energy Corporation, filed at File Stamp No.                           , Official Public Records of Walker County, Texas (together, the “Lands”).  For clarity, this Assignment is intended to include all rights and interests arising by operation of law or otherwise in connection with the pooling, unitization or communitization of any of the Leases or any portion of the Lands, in each case, only to the extent attributable to the interest being conveyed to Assignee hereunder;

2.                                      the easements, rights-of-way, permits, leases, licenses, servitudes, access agreements, surface use agreements or other similar interests with respect to ingress, egress, access to or under the Lands, including without limitation those

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 1

described in Exhibit “B” attached hereto and incorporated herein (collectively, the “Easements”);

3.                                      the agreements, contracts, options, transferable licenses, transferable permits, and other instruments or documents related to the ownership, use, development, maintenance, or operation of the Leases, Lands, or Easements, including those described in Exhibit “C” attached hereto and incorporated herein (collectively, the “Contracts”); and

4.                                      all files (whether originals, copies, or in digital or electronic format), including the Contracts, the Leases, lease files, title files, abstracts of title, title opinions, title information, title commitments, land surveys, maps, data, correspondence, environmental and regulatory files and reports, engineering and production files, accounting files relating directly to the Lands or Leases, seismic records and surveys, gravity maps, geological or geophysical data and records, and all other files, documents, materials, information, instruments and records of every kind and description in Assignors’ control or possession which affect, concern, pertain or relate to, or are used directly in connection with, the Lands or Leases (collectively, the “Files”).

To the extent that certain of the foregoing Properties are used or relate to both the Properties and the Excluded Properties, such as, by way of example but not limitation, ingress and egress rights and road or pipeline easements, such assets or rights shall be jointly owned by Assignors, as part of the Excluded Properties, and by Assignee, as part of the Properties.

SAVING, EXCEPTING, AND RESERVING to Assignors, however, in the proportions owned by each Assignor prior to the Effective Time, all of the following properties (collectively, the “Excluded Properties”):

(a)                                 the wellbore of the Gibbs Brothers 1H Well (API 42-471-30348) located in the M. Herrera Survey A-25, Walker County, Texas (the “Wellbore”), together with all rights to operate, maintain, and produce, receive, sell, or dispose of production from the Wellbore;

(b)                                 the Leases, insofar and only insofar as the Leases cover rights to the Wellbore, and the Lands covered thereby or subject thereto;

(c)                                  the Easements, insofar and only insofar as required by Assignors to operate and maintain the Wellbore, and to produce, receive, sell, or dispose of production from the Wellbore;

(d)                                 the Contracts, insofar and only insofar as required by Assignors to operate and maintain the Wellbore, and to produce, receive, sell, or dispose of production from the Wellbore; and

(e)                                  the Files, insofar and only insofar as related to the Wellbore and used in connection with the ownership, use, maintenance, or operation of the Wellbore.]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 2

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns FOREVER, subject to the following:

A.                                    This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, by and between the Parties (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignors’ or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

B.                                    The “Excluded Merger ORRIs” are set forth on Exhibit “D” attached hereto and incorporated herein.  As used in this Assignment, the term “Merger ORRIs” means the overriding royalty interests of the former owners (or their Affiliates) of ZaZa LLC, except for the Excluded Merger ORRIs.  With respect to the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), ZaZa shall bear one hundred percent (100%) of any burdens associated with the Merger ORRIs until Payout.  From and after Payout for the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), and at all times for any other well drilled on the “ZaZa Leases” (as defined in the Exploration Agreement), (i) if such well is located on the ZaZa Leases, the Merger ORRIs for such well shall be borne twenty-five percent (25%) by ZaZa LLC and seventy-five percent (75%) by Assignee, or (ii) if such well is located on the Range Leases, the Merger ORRIs for such well shall be borne thirty-three and one-third percent (33.33%) by ZaZa LLC and sixty-six and two-thirds percent (66.67%) by Assignee.  Except for the Merger ORRIs, all overriding royalty interests, production payments, and similar burdens on production from the Leases created by, through, or under Assignors shall be borne entirely by Assignors.  Except to the extent that Assignee’s net revenue interest is reduced by Assignee’s share of burdens associated with the Merger ORRIs, Assignee’s net revenue interest in each Lease and all oil, gas, and other hydrocarbons and minerals produced therefrom shall be free and clear of all encumbrances created by, through, or under Assignors and shall not be less than the net revenue interest first received by either Assignor from the lessor or prior third party assignor of such Lease, as the case may be, proportionately reduced to the interest assigned to Assignee hereby.

C.                                    This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 3

D.                                    Assignee expressly assumes its proportionate share of obligations as to the Properties occurring at or after the Effective Time.

E.                                     Assignors jointly and severally hereby agree to bind themselves and their respective successors, legal representatives, and assigns to warrant and forever defend all and singular the Properties unto Assignee and its successors, legal representatives, and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under either Assignor, but not otherwise.

F.                                      THE REPRESENTATIONS AND WARRANTIES OF ASSIGNORS CONTAINED IN THE EXPLORATION AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED IN THIS ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY ASSIGNORS OR THEIR REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED IN THE EXPLORATION AGREEMENT OR IN THIS ASSIGNMENT, ASSIGNORS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY FILES OR INFORMATION PROVIDED BY ASSIGNORS OR THEIR REPRESENTATIVES; AND (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES OR ANY ESTIMATES OF THE VALUE OR FUTURE REVENUES TO BE GENERATED FROM THE PROPERTIES.

G.                                    The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same conveyance.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the date of their respective acknowledgments below, to be effective for all purposes as of the Effective Time.

ASSIGNORS:

ZAZA ENERGY CORPORATION

By:
Name:
Title:

ZAZA ENERGY, LLC

By:
Name:
Title:

ASSIGNEE:

EOG RESOURCES, INC.

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 5

ACKNOWLEDGMENTS

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 6

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 7

Exhibit “A-1”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 8

Exhibit “A-2”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 9

Exhibit “B”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 10

Exhibit “C”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 11

Exhibit “D”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2 - 12

Exhibit “G-3”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

PARTIAL WELLBORE ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS	§
§
COUNTIES OF MADISON	§
AND WALKER	§

This Partial Wellbore Assignment and Bill of Sale (this “Assignment”) is effective as of 7:00 a.m. Central Time on October 1, 2013 (the “Effective Time”) , from EOG Resources, Inc., a Delaware corporation, whose address is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002 (“Assignor”), to ZaZa Energy, LLC, a Texas limited liability company, whose address is 1301 McKinney, Suite 2850, Houston, Texas 77010 (“Assignee”).  Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

Assignor, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and limitations set forth herein, does by these presents grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee, an undivided [              %] of Assignor’s right, title, and interest (the “Assigned Interest”) in and to the following (collectively, the “Assets”), except to the extent constituting Excluded Assets, as hereinafter defined: (i) the wellbores of the oil, gas and mineral wells set forth on Exhibit “A” hereto, together with all oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous and liquid hydrocarbons or any combination thereof and other minerals extracted from or produced with the foregoing (collectively, “Hydrocarbons”) produced therefrom after the Effective Time, insofar and only insofar as such Hydrocarbons are produced from those horizons located from the surface to the total drilled subsurface depth of such wellbores as of the Effective Time (the “Wellbores”); (ii) the oil, gas, and mineral leases covering rights in the Wellbores (and all tenements, hereditaments, and appurtenances belonging to such leases), including those described on Exhibit “B” hereto (the “Leases”), insofar and only insofar as such Leases entitle the owner of such Wellbores to Hydrocarbons produced from such Wellbores and to conduct and participate in operations with respect to such Wellbores and to any pooling rights associated therewith; (iii) all easements, permits, rights-of-way, surface leases, and other surface rights appurtenant to, or used or held in connection with the Wellbores (the “Surface Rights”); and (iv) all personal property, fixtures and equipment located on or under lands covered by the Leases and used in connection with the Wellbores (the “Equipment”).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 1

Assignor hereby excepts and reserves all rights, title, and interest in and to the Leases, Surface Rights, and Equipment, except to the extent covering, used for, or related to the Assigned Interest in the Wellbores (the “Excluded Assets”).  To the extent that certain of the Assets are used for or relate to both the Assigned Interest in the Wellbores and the Excluded Assets, such as, by way of example but not limitation, ingress and egress rights, road and pipeline easements, and drilling equipment, such assets or rights shall be jointly owned by Assignor, as part of the Excluded Assets, and by Assignee, as part of the Assets.

TO HAVE AND TO HOLD all and singular the Assigned Interest in the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns forever, subject to the following:

1.                                      This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, as amended, by and between the Parties (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignor’s or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

3.                                      This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

4.                                      To the extent required by the Exploration Agreement or applicable law, Assignee expressly assumes its proportionate share of obligations as to the Assets from and after the Effective Time, including but not limited to its proportionate share of the obligation to plug and abandon the Assets from and after the Effective Time in accordance with applicable governmental regulations.

5.                                      The Parties’ operations on each Wellbore shall be deemed to be governed by that certain Operating Agreement dated March 1, 2013, by and between Assignor, as Operator, and Assignee, as Non-Operator (the “Operating Agreement”), as amended, except that no provisions in the Operating Agreement related to deepening or sidetracking shall be applicable to such operations.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 2

6.                                      THIS ASSIGNMENT IS MADE WITH FULL SUBSTITUTION AND SUBROGATION OF ASSIGNEE AS TO ALL CLAIMS ASSIGNOR HAS OR MAY HAVE AGAINST ALL PRECEDING OWNERS OF THE ASSIGNED INTEREST IN THE ASSETS, VENDORS, OR OTHERS.  WITHOUT LIMITING THE FOREGOING, THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND WITHOUT ANY RECOURSE AGAINST ASSIGNOR IN THE EVENT OF ANY FAILURE OF TITLE, EXCEPT THAT ASSIGNOR HEREBY AGREES TO BIND ITSELF AND ITS SUCCESSORS, LEGAL REPRESENTATIVES, AND ASSIGNS TO WARRANT AND FOREVER DEFEND ALL AND SINGULAR THE ASSIGNED INTEREST IN THE ASSETS UNTO ASSIGNEE AND ITS SUCCESSORS, LEGAL REPRESENTATIVES, AND ASSIGNS AGAINST EVERY PERSON WHOMSOEVER LAWFULLY CLAIMING OR TO CLAIM THE SAME, OR ANY PART THEREOF, BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE.  THIS ASSIGNMENT IS MADE WITHOUT ANY EXPRESS, IMPLIED, OR STATUTORY WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY PURPOSE, FREEDOM FROM DEFECTS, OR MERCHANTABILITY OF ANY OF THE WELLBORES, FACILITIES PIPELINES, FLOWLINES, PLATFORMS, OR EQUIPMENT.  FURTHERMORE, ASSIGNEE ACCEPTS THE WELLBORES, FACILITIES, PIPELINES, FLOWLINES, PLATFORMS, AND EQUIPMENT “AS-IS,” “WHERE-IS,” AND “WITH ALL FAULTS,” AND ASSIGNEE RELEASES ASSIGNOR FROM ANY AND ALL LIABILITY FOR LOSS ARISING FROM USE OF THE WELLBORES, FACILITIES, PIPELINES, FLOWLINES, PLATFORMS, OR EQUIPMENT PERTAINING TO THE ASSETS.  ASSIGNEE AND ASSIGNOR AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” DISCLAIMERS.

7.                                      The exhibits to this Assignment are hereby incorporated by reference and constitute a part of this Assignment.

8.                                      The Parties agree to execute such further agreements, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

9.                                     If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of this Assignment shall continue and remain in full force and effect.

10.                               This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same conveyance.  To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of the Assets located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 3

[Signature and acknowledgment pages follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

EOG RESOURCES, INC.

By:
Name:
Title:

ASSIGNEE:

ZAZA ENERGY, LLC

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 5

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-3 - 6

Exhibit “G-4”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

PARTIAL ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS	§
§
COUNTIES OF MADISON	§
AND WALKER	§

This Partial Assignment, Bill of Sale and Conveyance (this “Assignment”) is effective as of 7:00 a.m. Central Time on June 1, 2013 (the “Effective Time”), from EOG Resources, Inc., a Delaware corporation, whose address is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002 (“Assignor”), to ZaZa Energy, LLC, a Texas limited liability company, whose address is 1301 McKinney, Suite 2850, Houston, Texas 77010 (“Assignee”).  Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, does by these presents grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee an undivided 25% of Assignor’s rights, title, and interest in, to, and under the following (collectively, the “Properties”):

1.                                      subject to any depth limitations set forth in Exhibit “A” hereto, the oil, gas, and mineral leases and leasehold estates created thereby described in Exhibit “A” hereto, together with corresponding interests in and to all related property and rights, INSOFAR AND ONLY INSOFAR as such leases, estates, property, and rights are located within the area of mutual interest (the “AMI”) set forth in that certain Amended Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among Assignor, Assignee, and ZaZa Energy Corporation, filed at File Stamp No.                           , Official Public Records of Walker County, Texas (collectively, the “Leases”);

2.                                      the lands covered by, or subject to, or pooled or unitized with the Leases, INSOFAR AND ONLY INSOFAR as such lands are located within the AMI (together, the “Lands”).  For clarity, this Assignment is intended to include all rights and interests arising by operation of law or otherwise in connection with the pooling, unitization or communitization of any of the Leases or any portion of the Lands, in each case, only to the extent attributable to the interest being conveyed to Assignee hereunder;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4 - 1

3.                                      the oil and gas wells described in Exhibit “B” hereto (the “Wells”);

4.                                      the equipment, machinery, tools, tangible personal property, facilities, improvements, structures and fixtures located on the Lands, or used in connection with the Leases or the Wells, for the production, gathering, treatment, compression, transportation, processing, sale or disposal of hydrocarbons or water produced from the Wells, including all wells, wellbores, casing, tubing, wellheads, gauges, valves, rods, tanks, pumps, pads, pits, cellars, sumps, separators, treaters, compressors, pipelines and other improvements described in Exhibit “C” hereto (collectively, the “Equipment”);

5.                                      the oil, gas, condensate and other hydrocarbons produced from the Lands and the Leases, or attributable thereto, from and after the Effective Time (the “Hydrocarbons”);

6.                                      the easements, rights-of-way, permits, leases, licenses, servitudes, access agreements, surface use agreements or other similar interests with respect to ingress, egress, access to or under the Lands, including without limitation those described in Exhibit “D” attached hereto and incorporated herein (collectively, the “Easements”);

7.                                      the agreements, contracts, options, transferable licenses, transferable permits, and other instruments or documents related to the ownership, use, development, maintenance, or operation of the Leases, Lands, or Easements, including those described in Exhibit “E” attached hereto and incorporated herein (collectively, the “Contracts”); and

8.                                      all files (whether originals, copies, or in digital or electronic format), including the Contracts, the Leases, lease files, well files, logs, operations and maintenance records, title files, abstracts of title, title opinions, title information, title commitments, land surveys, maps, data, correspondence, environmental and regulatory files and reports, engineering and production files, accounting files relating directly to the Lands, Leases, or Wells, joint interest billing, lease operating expense, division of interest, and accounting records, seismic records and surveys, gravity maps, geological or geophysical data and records, and all other files, documents, materials, information, instruments and records of every kind and description in Assignors’ control or possession which affect, concern, pertain or relate to, or are used directly in connection with, the Lands, Leases, or Wells (collectively, the “Files”).

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns FOREVER, subject to the following:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4 - 2

A.                                    This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, by and between the Parties, as amended (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignor’s or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

B.                                    This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

C.                                    Assignee expressly assumes its proportionate share of obligations as to the Properties occurring at or after the Effective Time.

D.                                    Assignor hereby agrees to bind itself and its successors, legal representatives, and assigns to warrant and forever defend all and singular the Properties unto Assignee and its successors, legal representatives, and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise.

E.                                    THE REPRESENTATIONS AND WARRANTIES OF ASSIGNOR CONTAINED IN THE EXPLORATION AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED IN THIS ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY ASSIGNOR OR ITS REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED IN THE EXPLORATION AGREEMENT OR IN THIS ASSIGNMENT, ASSIGNOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY FILES OR INFORMATION PROVIDED BY ASSIGNOR OR ITS REPRESENTATIVES; AND (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES OR ANY ESTIMATES OF THE VALUE OR FUTURE REVENUES TO BE GENERATED FROM THE PROPERTIES.

F.                                      The Exhibits and Schedules to this Assignment are hereby incorporated by reference and constitute a part of this Assignment.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4 - 3

G.                                    The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

H.                                   This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same conveyance.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-4 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the date of their respective acknowledgements below, to be effective for all purposes as of the Effective Time.

ASSIGNOR:

EOG RESOURCES, INC.

By:
Name:
Title:

ASSIGNEE:

ZAZA ENERGY, LLC

By:
Name:
Title:

Signature page to Partial Assignment, Bill of Sale and Conveyance

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

Acknowledgment page to Partial Assignment, Bill of Sale and Conveyance

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit “G-5”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

PARTIAL WELLBORE ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS	§
§
COUNTIES OF MADISON	§
AND WALKER	§

This Partial Wellbore Assignment and Bill of Sale (this “Assignment”) is effective as of 7:00 a.m. Central Time on October 1, 2013 (the “Effective Time”) , from ZaZa Energy, LLC, a Texas limited liability company, whose address is 1301 McKinney, Suite 2850, Houston, Texas 77010 (“Assignor”), to EOG Resources, Inc., a Delaware corporation, whose address is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002 (“Assignee”).  Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

Assignor, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and limitations set forth herein, does by these presents grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee, an undivided [              %] of 8/8ths interest (the “Assigned Interest”) in and to the following (collectively, the “Assets”), except to the extent constituting Excluded Assets, as hereinafter defined: (i) the wellbores of the oil, gas and mineral wells set forth on Exhibit “A” hereto, together with all oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous and liquid hydrocarbons or any combination thereof and other minerals extracted from or produced with the foregoing (collectively, “Hydrocarbons”) produced therefrom after the Effective Time, insofar and only insofar as such Hydrocarbons are produced from those horizons located from the surface to the total drilled subsurface depth of such wellbores as of the Effective Time (the “Wellbores”); (ii) the oil, gas, and mineral leases covering rights in the Wellbores (and all tenements, hereditaments, and appurtenances belonging to such leases), including those described on Exhibit “B” hereto (the “Leases”), insofar and only insofar as such Leases entitle the owner of such Wellbores to Hydrocarbons produced from such Wellbores and to conduct and participate in operations with respect to such Wellbores and to any pooling rights associated therewith; (iii) all easements, permits, rights-of-way, surface leases, and other surface rights appurtenant to, or used or held in connection with the Wellbores (the “Surface Rights”); and (iv) all personal property, fixtures and equipment

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 1

located on or under lands covered by the Leases and used in connection with the Wellbores (the “Equipment”).

Assignor hereby excepts and reserves all rights, title, and interest in and to the Leases, Surface Rights, and Equipment, except to the extent covering, used for, or related to the Assigned Interest in the Wellbores (the “Excluded Assets”).  To the extent that certain of the Assets are used for or relate to both the Assigned Interest in the Wellbores and the Excluded Assets, such as, by way of example but not limitation, ingress and egress rights, road and pipeline easements, and drilling equipment, such assets or rights shall be jointly owned by Assignor, as part of the Excluded Assets, and by Assignee, as part of the Assets.

TO HAVE AND TO HOLD all and singular the Assigned Interest in the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns forever, subject to the following:

1.                                      This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, as amended, by and between the Parties (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignor’s or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

3.                                      This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

4.                                      To the extent required by the Exploration Agreement or applicable law, Assignee expressly assumes its proportionate share of obligations as to the Assets from and after the Effective Time, including but not limited to its proportionate share of the obligation to plug and abandon the Assets from and after the Effective Time in accordance with applicable governmental regulations.

5.                                      The Parties’ operations on each Wellbore shall be deemed to be governed by that certain Operating Agreement dated March 1, 2013, by and between Assignor, as Operator, and Assignee, as Non-Operator (the “Operating Agreement”), as

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 2

amended, except that no provisions in the Operating Agreement related to deepening or sidetracking shall be applicable to such operations.

6.                                      THIS ASSIGNMENT IS MADE WITH FULL SUBSTITUTION AND SUBROGATION OF ASSIGNEE AS TO ALL CLAIMS ASSIGNOR HAS OR MAY HAVE AGAINST ALL PRECEDING OWNERS OF THE ASSIGNED INTEREST IN THE ASSETS, VENDORS, OR OTHERS.  WITHOUT LIMITING THE FOREGOING, THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND WITHOUT ANY RECOURSE AGAINST ASSIGNOR IN THE EVENT OF ANY FAILURE OF TITLE, EXCEPT THAT ASSIGNOR HEREBY AGREES TO BIND ITSELF AND ITS SUCCESSORS, LEGAL REPRESENTATIVES, AND ASSIGNS TO WARRANT AND FOREVER DEFEND ALL AND SINGULAR THE ASSIGNED INTEREST IN THE ASSETS UNTO ASSIGNEE AND ITS SUCCESSORS, LEGAL REPRESENTATIVES, AND ASSIGNS AGAINST EVERY PERSON WHOMSOEVER LAWFULLY CLAIMING OR TO CLAIM THE SAME, OR ANY PART THEREOF, BY, THROUGH, OR UNDER ASSIGNOR, BUT NOT OTHERWISE.  THIS ASSIGNMENT IS MADE WITHOUT ANY EXPRESS, IMPLIED, OR STATUTORY WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY PURPOSE, FREEDOM FROM DEFECTS, OR MERCHANTABILITY OF ANY OF THE WELLBORES, FACILITIES PIPELINES, FLOWLINES, PLATFORMS, OR EQUIPMENT.  FURTHERMORE, ASSIGNEE ACCEPTS THE WELLBORES, FACILITIES, PIPELINES, FLOWLINES, PLATFORMS, AND EQUIPMENT “AS-IS,” “WHERE-IS,” AND “WITH ALL FAULTS,” AND ASSIGNEE RELEASES ASSIGNOR FROM ANY AND ALL LIABILITY FOR LOSS ARISING FROM USE OF THE WELLBORES, FACILITIES, PIPELINES, FLOWLINES, PLATFORMS, OR EQUIPMENT PERTAINING TO THE ASSETS.  ASSIGNEE AND ASSIGNOR AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” DISCLAIMERS.

7.                                      The exhibits to this Assignment are hereby incorporated by reference and constitute a part of this Assignment.

8.                                      The Parties agree to execute such further agreements, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

9.                                     If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of this Assignment shall continue and remain in full force and effect.

10.                               This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 3

of which together shall constitute one and the same conveyance.  To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of the Assets located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

[Signature and acknowledgment pages follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the dates set forth in their respective acknowledgements hereto, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

ZAZA ENERGY, LLC

By:
Name:
Title:

ASSIGNEE:

EOG RESOURCES, INC.

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 5

ACKNOWLEDGMENTS

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 20      , by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-5 - 6

Exhibit “G-6”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

This Assignment, Bill of Sale and Conveyance (this “Assignment”), effective as of 7:00 a.m. Central Time on October 1, 2013 (the “Effective Time”), is by and among ZaZa Energy Corporation, a Delaware corporation (“ZaZa Corporation”) and ZaZa Energy, LLC, a Texas limited liability company (“ZaZa LLC,” and together with ZaZa Corporation, each an “Assignor” and collectively the “Assignors”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010, and EOG Resources, Inc., a Delaware corporation, whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703 (“Assignee”) (collectively, the “Parties”).

Assignors, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, have granted, bargained, sold, conveyed, assigned, transferred, and delivered, and by these presents do grant, bargain, sell, convey, assign, transfer, and deliver, unto Assignee (i) an undivided seventy-five percent (75%) of 8/8ths interest in and to the oil and gas leases and the leasehold estates created thereby described in Exhibit “A-1” attached hereto and incorporated herein (“ZaZa Leases”), together with corresponding interests in and to all related property and rights, and (ii) an undivided fifty percent (50%) of 8/8ths interest in and to the oil and gas leases and the leasehold estates created thereby described in Exhibit “A-2” attached hereto and incorporated herein (“Range Leases”), together with corresponding interests in and to all related property and rights following (the ZaZa Leases and Range Leases are collectively referred to herein as the “Leases”), including the following (collectively, the “Properties”):

1.                                      the lands covered by, or subject to, or pooled or unitized with the Leases, INSOFAR AND ONLY INSOFAR as such lands are located within the area of mutual interest (the “AMI”) set forth in that certain Amended Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among Assignor, Assignee, and ZaZa Energy Corporation, filed at File Stamp No.                           , Official Public Records of Walker County, Texas (together, the “Lands”).  For clarity, this Assignment is intended to include all rights and interests arising by operation of law or otherwise in connection with the pooling, unitization or communitization of any of the Leases or any portion of the Lands, in each case, only to the extent attributable to the interest being conveyed to Assignee hereunder;

2.                                      the Commodore A-1H Well, API No. 471-30353, located in the W. Garrett Survey, Abstract No. 208, Walker County, Texas (the “Commodore Well”), and the Stingray A-1H Well, API No. 471-30352, located in the R. Bankhead Survey, Abstract No. 70, Walker County, Texas (the “Stingray Well”).  The Commodore Well and Stingray Well are collectively referred to herein as the “Wells.”  For

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 1

clarity, the Commodore Well is located on Lands covered by ZaZa Leases, and a seventy-five percent (75%) of 8/8ths interest therein and thereto is intended to be assigned hereby; and the Stingray Well is located on Lands covered by Range Leases, and a fifty percent (50%) of 8/8ths interest therein and thereto is intended to be assigned hereby;

3.                                      the equipment, machinery, tools, tangible personal property, facilities, improvements, structures and fixtures located on the Lands, or used in connection with the Leases or the Wells, for the production, gathering, treatment, compression, transportation, processing, sale or disposal of hydrocarbons or water produced from the Wells, including all wells, wellbores, casing, tubing, wellheads, gauges, valves, rods, tanks, pumps, pads, pits, cellars, sumps, separators, treaters, compressors, pipelines and other improvements described in Exhibit “B” hereto (collectively, the “Equipment”);

4.                                      the oil, gas, condensate and other hydrocarbons produced from the Lands and the Leases, or attributable thereto, from and after the Effective Time (the “Hydrocarbons”);

5.                                      the easements, rights-of-way, permits, leases, licenses, servitudes, access agreements, surface use agreements or other similar interests with respect to ingress, egress, access to or under the Lands, including without limitation those described in Exhibit “C” attached hereto and incorporated herein (collectively, the “Easements”);

6.                                      the agreements, contracts, options, transferable licenses, transferable permits, and other instruments or documents related to the ownership, use, development, maintenance, or operation of the Leases, Lands, or Easements, including those described in Exhibit “D” attached hereto and incorporated herein (collectively, the “Contracts”); and

7.                                      all files (whether originals, copies, or in digital or electronic format), including the Contracts, the Leases, lease files, well files, logs, operations and maintenance records, title files, abstracts of title, title opinions, title information, title commitments, land surveys, maps, data, correspondence, environmental and regulatory files and reports, engineering and production files, accounting files relating directly to the Lands, Leases, or Wells, joint interest billing, lease operating expense, division of interest, and accounting records, seismic records and surveys, gravity maps, geological or geophysical data and records, and all other files, documents, materials, information, instruments and records of every kind and description in Assignors’ control or possession which affect, concern, pertain or relate to, or are used directly in connection with, the Lands, Leases, or Wells (collectively, the “Files”).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 2

TO HAVE AND TO HOLD all and singular the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns FOREVER, subject to the following:

A.                              This Assignment is subject to the terms and provisions of that certain Joint Exploration and Development Agreement dated effective March 1, 2013, as amended, by and between the Parties (the “Exploration Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignors’ or Assignee’s respective rights, obligations, interests, remedies, or indemnities in the Exploration Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

B.                                    The “Excluded Merger ORRIs” are set forth on Exhibit “E” attached hereto and incorporated herein.  As used in this Assignment, the term “Merger ORRIs” means the overriding royalty interests of the former owners (or their Affiliates) of ZaZa LLC, except for the Excluded Merger ORRIs.  With respect to the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), ZaZa shall bear one hundred percent (100%) of any burdens associated with the Merger ORRIs until Payout.  From and after Payout for the first nine wells Completed as producing wells in the Project Area on the “ZaZa Leases” (as defined in the Exploration Agreement), and at all times for any other well drilled on the “ZaZa Leases” (as defined in the Exploration Agreement), (i) if such well is located on the ZaZa Leases, the Merger ORRIs for such well shall be borne twenty-five percent (25%) by ZaZa LLC and seventy-five percent (75%) by Assignee, or (ii) if such well is located on the Range Leases, the Merger ORRIs for such well shall be borne thirty-three and one-third percent (33.33%) by ZaZa LLC and sixty-six and two-thirds percent (66.67%) by Assignee.  Except for the Merger ORRIs, all overriding royalty interests, production payments, and similar burdens on production from the Leases created by, through, or under Assignors shall be borne entirely by Assignors.  Except to the extent that Assignee’s net revenue interest is reduced by Assignee’s share of burdens associated with the Merger ORRIs, Assignee’s net revenue interest in each Lease and all oil, gas, and other hydrocarbons and minerals produced therefrom shall be free and clear of all encumbrances created by, through, or under Assignors and shall not be less than the net revenue interest first received by either Assignor from the lessor or prior third party assignor of such Lease, as the case may be, proportionately reduced to the interest assigned to Assignee hereby.

C.                                    This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 3

D.                                    Assignee expressly assumes its proportionate share of obligations as to the Properties occurring at or after the Effective Time.

E.                                     Assignors jointly and severally hereby agree to bind themselves and their respective successors, legal representatives, and assigns to warrant and forever defend all and singular the Properties unto Assignee and its successors, legal representatives, and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under either Assignor, but not otherwise.

F.                                      THE REPRESENTATIONS AND WARRANTIES OF ASSIGNORS CONTAINED IN THE EXPLORATION AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED IN THIS ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY, OR OTHERWISE, WHETHER CONTAINED IN ANY WRITING OR COMMUNICATED ORALLY AND WHETHER MADE BY ASSIGNORS OR THEIR REPRESENTATIVES.  WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED IN THE EXPLORATION AGREEMENT OR IN THIS ASSIGNMENT, ASSIGNORS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY FILES OR INFORMATION PROVIDED BY ASSIGNORS OR THEIR REPRESENTATIVES; AND (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES OR ANY ESTIMATES OF THE VALUE OR FUTURE REVENUES TO BE GENERATED FROM THE PROPERTIES.

G.                                    The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Assignment and the Exploration Agreement.

This Assignment may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same conveyance.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 4

IN WITNESS WHEREOF, the Parties have executed this Assignment on the date of their respective acknowledgments below, to be effective for all purposes as of the Effective Time.

ASSIGNORS:

ZAZA ENERGY CORPORATION

By:
Name:
Title:

ZAZA ENERGY, LLC

By:
Name:
Title:

ASSIGNEE:

EOG RESOURCES, INC.

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 5

ACKNOWLEDGMENTS

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy, LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 6

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-6 - 7

Exhibit “H”

To Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Excluded Merger ORRIs

Assignment of Overriding Royalty Interest	State	County	Doc #	Volume	Page
ZaZa Energy, LLC to Gaston Kearby, et al*	TX	WALKER	2165	1065	529

*Insofar and only insofar as the assignment covers Leases fully executed by the lessor(s) thereto on or after March 1, 2013, notwithstanding any effective date set forth or stipulated therein, including, without limitation, the following:

LAURA ANNE MARTIN	3/6/2013
EDWIN E THOMASON ET UX	3/4/2013
THOMASON ESTATE PARTNERSHIP LTD	3/1/2013
MARY T CLEGG	3/1/2013
GLASS CHILI LLC	3/1/2013
ELLIS WALKER	3/5/2013
O. EUGENE BARRETT	3/5/2013
BILLY W BOWLING	3/7/2013
RAYMOND B BLALOCK TRUST	3/15/2013
RAYMOND W CARROLL	3/19/2013
CLIFTON L CARROLL	3/19/2013
DAISY LINDA KONE	3/1/2013
ROBERT CHRIS BOWLING ET UX	3/13/2013
MARY ELIZABETH RUSSELL	3/5/2013
SHIRLEY DENISE WALLER	3/1/2013
ROBERT E. DAVIS	3/5/2013
DENNIS B WALLER	3/1/2013
BILLY B. COWART ET UX	3/1/2013

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H - 1

Exhibit “I-1”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

MEMORANDUM OF JOINT EXPLORATION AND DEVELOPMENT AGREEMENT

STATE OF TEXAS	§
§
COUNTIES OF WALKER,	§
GRIMES, MADISON,	§
TRINITY, AND	§
MONTGOMERY	§

This Memorandum of Joint Exploration and Development Agreement (this “Memorandum”), dated effective for all purposes as of March 1, 2013 (the “Effective Date”), is by and among EOG Resources, Inc., a Delaware corporation, whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703 (“EOG”), ZaZa Energy Corporation, a Delaware corporation, (“ZaZa Corporation”), and ZaZa Energy LLC, a Texas limited liability company (“ZaZa LLC” and, together with ZaZa Corporation, “ZaZa”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010.  EOG and ZaZa are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, the Parties entered into that certain Joint Exploration and Development Agreement, dated effective as of the Effective Date (the “Exploration Agreement”), with respect to the joint exploration, development, and operation of certain oil and gas leases and other oil and gas interests in which both EOG and ZaZa now own, or will hereafter acquire, an interest (collectively, the “Oil and Gas Interests”), located on the land described in Exhibit “A” attached hereto and incorporated herein by reference (the “Project Area”).

WHEREAS, among other things, the Exploration Agreement provides for (a) certain obligations to pay certain development costs in a manner other than based on each Party’s working interest in the applicable Oil and Gas Interests, and (b) an area of mutual interest (“AMI”) consisting of all lands within the Project Area.

WHEREAS, the Parties have executed this Memorandum for the purpose of imparting notice to all persons of the rights and obligations of the Parties under the Exploration Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.              The Exploration Agreement is incorporated herein in its entirety by reference.  Capitalized terms used in this Memorandum shall have the meanings prescribed in this

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 1

Memorandum where such capitalized terms are defined; provided, however, that capitalized terms used in this Memorandum and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.

2.              The Oil and Gas Interests of the Parties shall be subject to and burdened by the terms and provisions of the Exploration Agreement.

3.              The Exploration Agreement provides EOG with the right to earn future interests in the Oil and Gas Interests from ZaZa, and, subject to EOG’s satisfaction of certain obligations thereunder, obligates ZaZa to assign such earned Oil and Gas Interests to EOG.

4.              The exploration and development of the Project Area shall be governed by the terms and provisions of the Exploration Agreement, including the provisions related to the AMI.

5.              All costs and liabilities incurred in connection with the Exploration Agreement shall be borne by and paid by the Parties as, and to the extent, provided in the Exploration Agreement, including but not limited to the payment and carry obligations described therein.

6.              The Exploration Agreement is effective as of the Effective Date and shall continue in full force and effect for the length of the Term, unless sooner terminated by an Early Termination Event.

7.              Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit, or otherwise change, any of the provisions of the Exploration Agreement or the rights or obligations of the Parties thereto.  To the extent the terms and provisions of this Memorandum are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

8.              The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Memorandum.

This Memorandum may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same instrument.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 2

IN WITNESS WHEREOF, the undersigned have executed this Memorandum on the dates set forth in their respective acknowledgments hereto, but this Memorandum shall be effective for all purposes as of the Effective Date.

EOG RESOURCES, INC.

By:
Name:
Title:

ZAZA ENERGY CORPORATION

By:
Name:
Title:

ZAZA ENERGY LLC

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 3

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 4

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 5

Exhibit “A”

To Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Project Area

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-1 - 6

Exhibit “I-2”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

AMENDED MEMORANDUM OF

JOINT EXPLORATION AND DEVELOPMENT AGREEMENT

STATE OF TEXAS	§
§
COUNTIES OF WALKER,	§
GRIMES, MADISON,	§
TRINITY, AND	§
MONTGOMERY	§

This Amended Memorandum of Joint Exploration and Development Agreement (this “Memorandum”), dated effective for all purposes as of March 1, 2013 (the “Effective Date”), is by and among EOG Resources, Inc., a Delaware corporation, whose address is 6101 S. Broadway, Suite 200, Tyler, Texas 75703 (“EOG”), ZaZa Energy Corporation, a Delaware corporation, (“ZaZa Corporation”), and ZaZa Energy LLC, a Texas limited liability company (“ZaZa LLC” and, together with ZaZa Corporation, “ZaZa”), each having an address of 1301 McKinney, Suite 2850, Houston, Texas 77010.  EOG and ZaZa are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, the Parties entered into that certain Joint Exploration and Development Agreement, dated effective as of the Effective Date (the “Original Exploration Agreement”), with respect to the joint exploration, development, and operation of certain oil and gas leases and other oil and gas interests in which both EOG and ZaZa now own, or will hereafter acquire, an interest (collectively, the “Oil and Gas Interests”), located on the land described in Exhibit “A” attached to that certain Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, recorded at Vol.       , Page       , Official Public Records of                      County, Texas (the “Project Area”);

WHEREAS, the Parties entered into that certain First Amendment to Joint Exploration and Development Agreement dated effective March 1, 2013 (the “First Amendment”);

WHEREAS, the Parties entered into that certain Second Amendment and First Restatement of Joint Exploration and Development Agreement dated effective March 1, 2013 (the “Second Amendment”);

WHEREAS, the Parties entered into that certain Third Amendment and Second Restatement of Joint Exploration and Development Agreement dated effective as of the Effective

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 1

Date (the “Third Amendment”), which amended the Original Exploration Agreement to expand the Project Area to be located on the land described in Exhibit “A” attached hereto and incorporated herein.  The Original Exploration Agreement, as amended by the First Amendment, Second Amendment, and Third Amendment, is hereinafter referred to as the “Exploration Agreement”;

WHEREAS, among other things, the Exploration Agreement provides for (a) certain obligations to pay certain development costs in a manner other than based on each Party’s working interest in the applicable Oil and Gas Interests, and (b) an area of mutual interest (“AMI”) consisting of all lands within the Project Area; and

WHEREAS, the Parties have executed this Memorandum for the purpose of imparting notice to all persons of the rights and obligations of the Parties under the Exploration Agreement;

NOW, THEREFORE, the Parties agree as follows:

1.              The Exploration Agreement is incorporated herein in its entirety by reference.  Capitalized terms used in this Memorandum shall have the meanings prescribed in this Memorandum where such capitalized terms are defined; provided, however, that capitalized terms used in this Memorandum and not otherwise defined shall have the meanings given to such terms in the Exploration Agreement.

2.              The Oil and Gas Interests of the Parties shall be subject to and burdened by the terms and provisions of the Exploration Agreement.

3.              The Exploration Agreement provides EOG with the option to acquire future interests in the Oil and Gas Interests from ZaZa.

4.              The exploration and development of the Project Area shall be governed by the terms and provisions of the Exploration Agreement, including the provisions related to the AMI.

5.              All costs and liabilities incurred in connection with the Exploration Agreement shall be borne by and paid by the Parties as, and to the extent, provided in the Exploration Agreement, including but not limited to the payment and carry obligations described therein.

6.              The Exploration Agreement is effective as of the Effective Date and shall continue in full force and effect for the length of the Term, unless sooner terminated by an Early Termination Event.

7.              Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit, or otherwise change, any of the provisions of the Exploration Agreement or the rights or obligations of the Parties thereto.  To the extent the terms and provisions of this Memorandum are in conflict, or inconsistent, with the terms and provisions of the Exploration Agreement, the terms and provisions of the Exploration Agreement shall control.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 2

8.              The Parties agree to execute such further agreements, instruments, documents, stipulations, and/or conveyances as may be necessary to accomplish the intents and purposes of this Memorandum.

This Memorandum may be executed in any number of counterparts, each of which shall be deemed valid and binding with respect to the signatories thereto, and all of which together shall constitute one and the same instrument.

[Signature and Acknowledgment Pages Follow]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 3

IN WITNESS WHEREOF, the undersigned have executed this Memorandum on the dates set forth in their respective acknowledgments hereto, but this Memorandum shall be effective for all purposes as of the Effective Date.

EOG RESOURCES, INC.

By:
Name:
Title:

ZAZA ENERGY CORPORATION

By:
Name:
Title:

ZAZA ENERGY LLC

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 4

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                                 , as                              of EOG Resources, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

Commission Expires:

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy Corporation, a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 5

THE STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this        day of                     , 2013, by                               , as                                        of ZaZa Energy LLC, a Texas limited liability company, on behalf of said company.

Notary Public in and for the State of

Commission Expires:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 6

Exhibit “A”

To Amended Memorandum of Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Project Area

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I-2 - 7

Exhibit “J”

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Form of FIRPTA Certificate

TREASURY REGULATION CERTIFICATE

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform EOG Resources, Inc., a Delaware corporation (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by                                           , a                                                           (“Transferor”), the undersigned hereby certifies to Transferee, for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended, that:

(i)            Transferor is not a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii);

(ii)           Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

(iii)          Transferor’s U.S. employer identification number is                         ; and

(iv)          Transferor’s principal mailing address is 1301 McKinney, Suite 2850, Houston, Texas 77010.

Transferor understands that this Certificate may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.  This Certificate may be validly executed and delivered by facsimile or other electronic transmission.

Under penalty of perjury, I declare that I have examined this Certification and, to the best of my knowledge and belief, it is true, correct, and complete.

Dated:                             , 2013

TRANSFEROR:

By:
Name:
Title:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

J - 1

Schedule 4.1(d)(iii)

To Joint Exploration and Development Agreement dated effective March 1, 2013, by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Required Consents

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1(d)(iii) - 1

Schedule 4.1(f)

To Joint Exploration and Development Agreement dated effective March 1, 2013,

by and among EOG Resources, Inc., ZaZa Energy Corporation, and ZaZa Energy LLC

Proceedings

Andrew G. Whitmire, Individually, and as Trustee of Dalton S. Whitmire and Ella L. Whitmire Trust, and Leslie H. Whitmire, Plaintiffs v. ZaZa Energy, LLC, Mamie I. Adams, Mary Jane Adams Swift, Linda Faye Adams Whipple, James B. Nolan, and Constance Jean Nolan, Defendants, Cause No. 25971, 278 Judicial District Court of Walker County, Texas.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1(f) - 1